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                                                                  Exhibit 10.40a

                            ASSET PURCHASE AGREEMENT

                                      AMONG

                            AIRLINE INTERIORS, INC.,

                  SIMULA TRANSPORTATION EQUIPMENT CORPORATION,

                                       AND

                                  SIMULA, INC.

                               AS SELLING PARTIES


                                       AND


                              WEBER AIRCRAFT, INC.

                                  AS PURCHASER
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                            ASSET PURCHASE AGREEMENT


         This ASSET PURCHASE AGREEMENT (the "Agreement") is executed as of this 24th day of December, 1999, by and among AIRLINE INTERIORS, INC., an Arizona corporation ("Seller"), SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation ("Simtec"), and SIMULA, INC., an Arizona corporation ("Simula"), and WEBER AIRCRAFT, INC., a Delaware corporation ("Purchaser"), with reference to the facts set forth in the Preliminary Statements below.

                             PRELIMINARY STATEMENTS

         A. Simula is the sole shareholder of Simtec, which is in turn the sole shareholder of Seller.

         B. Simula and Simtec may sometimes be hereafter collectively referred to as the "Shareholder." Seller and Shareholder may sometimes be hereafter collectively referred to as the "Selling Parties."

         C. Seller owns and operates a business involving the design, manufacture, and sale of new commercial aircraft passenger seats. Seller conducts this business in Poway, California.

         D. Seller desires to sell Purchaser certain assets used in such business of Seller.

         E. In connection with the subject transaction, Purchaser will buy certain assets of Seller and assume certain liabilities of Seller, all as more fully provided below in this Agreement.

         F. The parties are executing this Agreement in order to memorialize their understanding concerning said transaction.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Preliminary Statements and the mutual covenants of the parties set forth below in this Agreement, the parties hereby agree as follows:

                                    ARTICLE 0
                       KEY BUSINESS TERMS AND DEFINITIONS

         0.1      KEY BUSINESS TERMS.

                  (a) PURCHASE PRICE. The Purchase Price shall be a variable amount, consisting of the Cash Payment (as defined below) and the assumption of the Assumed Liabilities (as defined below). The amount of the Cash Payment shall be determined as provided in Section 1.2(d) below.
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The amount of the Assumed Liabilities shall be determined effective as of the
Closing, as provided in Section 0.3(m) below.

         (b)      INITIAL DEPOSIT. $2,000,000. See Section 1.6 below.

         (c)      EFFECTIVE DATE. December 31, 1999. See Section 1.10 below.

         (d) BALANCE SHEET CUT-OFF DATE. Seven (7) days before the Target Closing Date. See Section 0.3(tt) below.

         (e) TARGET CLOSING DATE. January 25, 2000. See Section 1.6(a) below.

         (f)      CLOSING DEADLINE: February 29, 2000. See Section 0.3(o) below.

         (g)      INDEMNITY CAP. $1,500,000. See Section 8.6(b) below.

         (h) INDEMNITY PERIOD. An eighteen (18) month period which is more precisely defined in Section 0.3(cc). See Section 8.6(b) below.

         (i) ACCOUNTING STANDARDS. Except as may be otherwise expressly provided in this Agreement, all financial and accounting information delivered to Purchaser by Selling Parties or to be prepared by Seller pursuant to this Agreement, including without limitation Seller's Financial Statements (as defined below) shall be prepared in accordance with generally accepted accounting principles ("GAAP") in the United States, consistently applied. It is agreed that it will not be necessary to reiterate this principle elsewhere in this Agreement. The only permitted exceptions to or deviations from GAAP are expressly noted below.

         0.2 DEFINED TERMS GENERALLY. Terms used in this Agreement which begin with initial capital letters are defined terms which shall have the meanings ascribed to them in the Preliminary Statements above, in Section 0.3 below, or elsewhere in this Agreement

         0.3      LISTING OF CERTAIN DEFINED TERMS. Terms defined in this
Section 0.3 are as follows:

                  (a) ACCOUNTS RECEIVABLE. The term "Accounts Receivable" shall have the meaning given it in Section 1.1(a) below.

                  (b) AGREED INVENTORY VALUE. The term "Agreed Inventory Value" shall mean the value of the Included Inventory to be used in calculating Seller's Adjusted Net Worth. The initial amount of the Agreed Inventory Value shall be mutually agreed upon by Purchaser and Seller on or before the Balance Sheet Cut-Off Date. The final amount of the Agreed Inventory Value shall be determined as part of the Post-Closing Accounting Adjustments. The Agreed Inventory Value shall be determined in accordance with the procedures set forth in the Inventory Valuation Methodology attached hereto as Exhibit "B" and the Inventory Reserve Methodology attached hereto as Exhibit "C." The Agreed Inventory Value (net of any inventory reserve established pursuant to

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Paragraph C of Exhibit "C") shall be inserted on line 6 of the Pre-Closing
Balance Sheet; provided, however, that the aggregate amount of the inventory reserve computed pursuant to Paragraph 2 of Exhibit "C" shall not exceed thirty percent (30%).

         (c) AGREED OFFSETS. The term "Agreed Offsets" shall have the meaning given it in Section 0.3(nn)(3) below.

         (d) ASSETS. The term "Assets" shall mean all the assets of Seller, whether used in the Business or other businesses of Seller. The Assets consist of the Included Assets and the Excluded Assets. Purchaser is purchasing only the Included Assets.

         (e)      ASSUMED LIABILITIES.

                  (1) The term "Assumed Liabilities" shall mean the stated liabilities of Seller with respect to the Business to be assumed by Purchaser effective as of the Closing. As of the date of this Agreement, the nature and amount of the liabilities to be included in the Assumed Liabilities are not known. The parties will make a good faith estimate of the Assumed Liabilities as of the Balance Sheet Cut-Off Date. The Assumed Liabilities shall only consist of the specific contractual obligations of Seller to be assumed pursuant to the Assignment and Assumption Agreement, i.e., (i) certain Vendor Contracts, (ii) certain Customer Contracts, (iii) certain Equipment Leases (whether operating or capital leases), and (iv) such other obligations and commitments of Seller as shall be specified in the Assignment and Assumption Agreement at the Closing. The Assumed Liabilities will be listed on Schedule 0.3(e). Purchaser and Selling Parties shall amend this Agreement to reflect their agreement on the items to be listed on Schedule 0.3(e) before the Balance Sheet Cut-Off Date.

                  (2) Subject to adjustments to reflect the Post-Closing Accounting Adjustments, the aggregate amount of the Assumed Liabilities shall not exceed the sum of the following items listed on the Pre-Closing Balance
Sheet: (i) Seller's trade accounts payable (line 14 on the Pre-Closing Balance Sheet), (ii) certain of Seller's other accrued liabilities for items approved by Purchaser (line 15 on the Pre-Closing Balance Sheet); and (iii) certain inter-company trade payables (the "Simula Payables") in an amount not to exceed $2,432,000 owing by Seller to Simula Composites Corporation and Simula Technologies, Inc. for services and materials provided with respect to the Products (line 16 on the Pre-Closing Balance Sheet). The estimated amount (as of December 21, 1999) of each such balance sheet entry to be included as part of the Assumed Liabilities is shown on the Pro Forma Closing Date Balance Sheet attached hereto as Exhibit "A."

         (f) BALANCE SHEET CUT-OFF DATE. The term "Balance Sheet Cut-Off Date" shall mean the date as of which the Pre-Closing Balance Sheet shall be prepared. The Balance Sheet Cut-Off Date shall be as specified in Section 0.1(d) above.

         (g) BEST KNOWLEDGE OF SELLER'S RESPONSIBLE EMPLOYEES. The term "Best Knowledge of Seller's Responsible Employees" shall mean the knowledge of Seller's Responsible Employees after (1) due inquiry of Seller's employees, officers, and directors and (2) a review of Seller's books, records and files.

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         (h)      Best Knowledge of Selling Parties. The term "Best Knowledge of
Selling Parties" shall mean the Best Knowledge of Shareholder's Corporate Management and the Best Knowledge of Seller's Responsible Employees, collectively.

         (i) Best Knowledge of Shareholder's Corporate Management. The term "Best Knowledge of Shareholder's Corporate Management" shall mean the knowledge of the following officers of Simula: Donald W. Townsend, Bradley P. Forst, James
A. Saunders, and James C. Dodd after due inquiry of Selling Parties' employees, officers and directors.

         (j) Books and Records. The term "Books and Records" shall have the meaning given it in Section 1.1(b) below.

         (k) Business. The term "Business" shall mean the business conducted by Seller in the Poway Facility involving the design, manufacture and sale of the Products.

         (l) Cash Payment. The term "Cash Payment" shall mean the cash portion of the Purchase Price payable to Seller by Purchaser for the Included Assets. The amount of the Cash Payment is a variable amount equal to (1) the sum of (i) Seller's Adjusted Net Worth determined effective as of the Closing and
(ii) goodwill in the amount of Six Million Five Hundred Thousand Dollars ($6,500,000), (2) reduced by the outstanding principal balance of the Operating Loan as of the Closing. The amount of the Cash Payment shall be determined as of the Closing as provided in Section 1.2 below. To illustrate, assuming that Seller's Adjusted Net Worth as shown on the Pre-Closing Balance Sheet is Six Million Five Hundred Thousand Dollars ($6,500,000), and the principal balance of the Operating Loan is One Million Dollars ($1,000,000), the Cash Payment would be equal to Twelve Million Dollars ($12,000,000). It is understood that the actual amount of the Cash Payment payable at the Closing will be based on the amount of Seller's Adjusted Net Worth determined on the basis of the Pre-Closing Balance Sheet and will be adjusted by the Post-Closing Accounting Adjustments.

         (m)      Closing. The term "Closing" shall have the meaning given it in
Section 1.6(a) below.


         (n) Closing Date. The term "Closing Date" shall mean the date on which the Closing occurs.

         (o) Closing Deadline. The term "Closing Deadline" shall mean the last date by which the Closing may occur. The Closing Deadline may be extended by mutual agreement of the parties or as provided in this Agreement. As of the date of this Agreement, the Closing Deadline is as specified in Section 0.1(f) above.

         (p) Closing Documents. The term "Closing Documents" shall mean and include:

                  (1)      Assignment and Assumption Agreement (Exhibit "D");

                  (2)      Assignment of Intellectual Property (Exhibit "J");


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                  (3)      Bill of Sale (Exhibit "E");

                  (4) Consents to the assignment of the Customer's Contracts pursuant to Section 2.12 below;

                  (5)      Asset Acquisition Statement (IRS Form 8594); and

                  (6)      Patent License Agreement (Exhibit "H").

         (q) Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (r) Equipment Leases. The term "Equipment Leases"shall have the meaning given it in Section 1.1(d) below.

         (s) Escrow. The term "Escrow" shall mean the escrow to be opened with Escrowholder pursuant to Section 1.9 below for the purpose of holding the Initial Deposit and the Closing Documents pending the Closing.

         (t) Escrowholder. The term "Escrowholder" shall mean BankOne, N.A., Columbus, Ohio.

         (u) Excluded Assets. The term "Excluded Assets" shall mean those Assets of Seller which are not being purchased by Purchaser, as listed on
Schedule 0.3(u).

         (v) Excluded liabilities. The term "Excluded Liabilities" shall mean all liabilities of Seller which are not being specifically assumed by Purchaser as part of the Assumed Liabilities. As noted above, as of the date of this Agreement, Purchaser does not yet know the exact nature or amount of the Excluded Liabilities. The Excluded Liabilities shall consist of those liabilities of Seller to be listed on Schedule 0.3(v) and all other liabilities of Seller (whether stated or unstated or whether arising out of the Business or otherwise) which are not part of the Assumed Liabilities to be listed on
Schedule 0.3(e). Schedule 0.3(v) will be prepared at the same time as Schedule 0.3(e).

         (w) Funding agreement. The term "Funding Agreement" shall mean that certain Funding Agreement to be entered into by Purchaser and Selling Parties pursuant to Section 1.11 below.

         (x) Governmental Airworthiness Approvals. The term "Governmental Airworthiness Approvals" shall have the meaning given it in Section 1.1(e) below.

         (y) HSR Act. The term "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         (z) Included Assets. The term "Included Assets"shall mean those Assets being

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purchased by Purchaser pursuant to this Agreement. Generally, the Included
Assets are listed in Sections 1.1(a)-(n) below. However, Purchaser reserves the right to purchase less than all of the following items listed in Section 1.1 as being part of the Included Assets: Software Licenses, Supplies, Tangible Personal Property and Vendor Contracts. At least five (5) business days before the Balance Sheet Cut-Off Date, Purchaser shall give Selling Parties written notice of the actual identification and/or quantity of such items which Purchaser desires to purchase. Upon receipt of such notice from Purchaser, Purchaser and Selling Parties shall amend the schedules to this Agreement that may be affected by Purchaser's decisions and adjust the Pre-Closing Balance Sheet appropriately.

         (aa) Included Inventories. The term "Included Inventories" shall have the meaning given it in Section 1.1(f) below.

         (bb) Indemnity Cap. The term "Indemnity Cap" shall mean the maximum amount which either Selling Parties or Purchaser is obligated to indemnify the other under Article 8 below. The amount of the Indemnity Cap is specified in
Section 0.1(g) above.

         (cc) Indemnity Period. The term "Indemnity Period" shall mean an eighteen (18) month period beginning on the Closing Date and ending on the last day of the calendar month in which falls the 18th month anniversary of the Closing. See Section 8.6(b) below.

         (dd) Intellectual Property. The term "Intellectual Property"shall have the meaning given it in Section 1.1(g) below.

         (ee) Manufacturers' Warranties. The term "Manufacturers' Warranties"shall have the meaning given it in Section 1.1(h) below.

         (ff) Operating Loan. The term "Operating Loan" shall mean that certain loan to be made before the Closing by Purchaser to Seller pursuant to the Funding Agreement and as provided in Section 1.11 below.

         (gg) Post-Closing Accounting Adjustments. The term "Post-Closing Accounting Adjustments" shall have the meaning given it in Section 0.3(hh)(2) below.

         (hh)     Pre-Closing Balance Sheet.

                  (1) The term "Pre-Closing Balance Sheet" shall mean a preliminary balance sheet for the Business prepared as of the Balance Sheet Cut-Off Date by Seller and approved by Purchaser pursuant to Section 1.2(c) below. The Pre-Closing Balance Sheet shall be prepared in substantially the same format as the Pro Forma Closing Date Balance Sheet attached hereto as Exhibit "A." The parties shall agree on the methodology by which the items to be included as part of the Included Assets shall be reflected on the Pre-Closing Balance Sheet before the Balance Sheet Cut-Off Date.

                  (2) It is understood that the Pre-Closing Balance Sheet may not accurately

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reflect the actual financial condition of Seller on the Closing, because it will not be possible to make all necessary accounting entries and adjustments (the "Post-Closing Accounting Adjustments") to properly close Seller's accounting books effective as of the Closing until some time thereafter. Accordingly, it is agreed that the parties shall make the Post-Closing Accounting Adjustments as provided in Section 7.16 below.

         (ii) POST-CLOSING DOCUMENTS. The term "Post-Closing Documents" shall mean the Transition Support Agreement (Exhibit "I"), Non- Competition Agreement (Exhibit "F"), and any other documents which the parties may be required to execute after the Closing in order to fulfill their obligations under Article 7 below.

         (jj) POWAY FACILITY. The term "Poway Facility" shall mean the industrial building leased by Seller in which the Business is conducted. The Poway Facility is located at 12325 Kerran Street, Poway, California 92064.

         (kk) PRODUCTS. The term "Products" shall mean the new commercial aircraft passenger seats designed, manufactured and sold by Seller as part of the Business. The Products are identified by Seller as Model Nos. AI-1000 (economy-class seats) and AI-2000 (business-class and first-class seats).

         (ll) PRO FORMA CLOSING DATE BALANCE SHEET. The term "Pro Forma Closing Date Balance Sheet" shall mean the pro forma or specimen balance sheet for the Business which is attached hereto as Exhibit "A." The Pre-Closing Balance Sheet shall be prepared in substantially the same format as the Pro Forma Closing Date Balance Sheet.

         (mm) PURCHASE PRICE. The term "Purchase Price" shall mean the purchase price to be paid by Purchaser for the Included Assets. The Purchase Price is a variable amount, as specified in Section 0.1(a) above. The Purchase Price consists of the Cash Payment and the assumption of the Assumed Liabilities. See also Section 1.2 below.

         (nn)     SELLER'S ADJUSTED NET WORTH.

                  (1) The term "Seller's Adjusted Net Worth" shall be equal to the difference between: (i) the net aggregate value of the Included Assets and (ii) the sum of the Assumed Liabilities and the outstanding balance of the Operating Loan as of the Closing. The parties' initial estimate of Seller's Adjusted Net Worth shall be reflected on the Pre-Closing Balance Sheet. For purposes of computing Seller's Adjusted Net Worth, the net aggregate value of the Included Assets shall be equal to the difference between the Gross Asset Value and the Agreed Offsets.

                  (2) The "Gross Asset Value" shall be equal to the sum of the following:

                           (i)     The Accounts Receivable, as shown on line 4
of the Pre-Closing Balance Sheet;

                           (ii)     An amount equal to the Agreed Inventory
Value, as shown on

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line 5 of the Pre-Closing Balance Sheet.

                                    (iii)    The book value of the items
historically included as part of Seller's "property and equipment" (but only to extent same are part of the Included Assets), as shown on line 8 of the Pre-Closing Balance Sheet but not less than $608,000; and

                                    (iv)     The value of the items which have
been historically included on Seller' balance sheets in the category of "other assets" (but only to the extent same are part of the Included Assets), as shown on line 10 of the Pre-Closing Balance Sheet.

                           (3)      The "Agreed Offsets" shall be equal to the
sum of (i) a warranty offset in the amount of One Million Seven Hundred Twenty-One Thousand Nine Hundred Twelve Dollars ($1,721,912) and (ii) a certification offset in the amount of Five Hundred Sixty Thousand Dollars ($560,000). The procedures to be followed in computing the Agreed Inventory Value will reflect an inventory reserve computed in accordance with Exhibit "C."

                  (oo) SELLER'S FINANCIAL STATEMENTS. The term "Seller's Financial Statements" shall have the meaning given it in Section 2.13 below.

                  (pp) SELLER'S RESPONSIBLE EMPLOYEES. The term "Seller's Responsible Employees" shall mean and include: (1) the following employees of the Selling Parties: Donald Rutter, Jim Bucci, Daniel W. Henke, Gary Perschbacher, Thomas Nobles, and Mary Ann Brimhall, and (2) such other employees as may be identified by employment position in the various sections of Article 2 below in which this defined term is used.

                  (qq) SHARED USE PATENT. The term "Shared Use Patent" shall mean that patent currently owned by Seller which is known as "16g load limiting technology" and which is identified as U.S. Patent No. 5,730,492 on Schedule 1.1(g). The Shared Use Patent is part of the Intellectual Property to be acquired by Purchaser as part of the Included Assets.

                  (rr) SIMULA PAYABLES. The term "Simula Payables" shall have the meaning given it in Section 0.3(e)(2) above.

                  (ss) TANGIBLE PERSONAL PROPERTY. The term " Tangible Personal Property" shall have the meaning given it in Section 1.1(l) below.

                  (tt) TARGET CLOSING DATE. The term "Target Closing Date" shall mean the date on which the parties reasonably anticipate that the Closing will occur. The Target Closing Date shall be as specified in Section 0.1(e) above.

                  (uu) TOOLING. The term "Tooling" shall have the meaning given it in Section 1.1(m) below.

                  (vv) TRANSITION PERIOD. The term "Transition Period" shall mean a period of time following the Closing during which Purchaser will operate in the Poway Facility pursuant to the

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Transition Support Agreement in order to prepare the Business for relocation to
Purchaser's manufacturing facility in Gainesville, Texas.

                                    ARTICLE 1
                           SALE AND TRANSFER OF ASSETS

         1.1 SALE OF INCLUDED ASSETS. Subject to all the terms and conditions of this Agreement, at the Closing Seller hereby agrees to sell, transfer, assign and deliver to Purchaser, and Purchaser hereby agrees to purchase, all of Seller's right, title and interest in and to the Included Assets. The Included Assets shall consist of the following:

                  (a) ACCOUNTS RECEIVABLE. All accounts receivable and other rights to receive payment (collectively, the "Accounts Receivable") under the Customer Contracts or otherwise, as may arise in the normal course of business and are in existence at the Closing and all deposits, prepayments, bonds, and refunds, as listed on Schedule 1.1(a);

                  (b) BOOKS AND RECORDS. All documents, customer files, records, operating manuals, files and computer software which pertain to the Business, whether printed or in electronic format, including without limitation all procedure manuals, all vendor and supplier lists, customer lists, ledgers, journals and general operational business and financial books and records necessary to the uninterrupted operation of the Business (collectively, the "Books and Records");

                  (c) CUSTOMER CONTRACTS. All open written contracts and open written purchase orders (the "Customer Contracts"), with customers of Seller for the sale of the Products, including without limitation components thereof and related equipment or modifications and replacement parts, which are open or incomplete as of the Closing, including without limitation those contracts and purchase orders under which either (1) Seller has not completed performance of its production or delivery obligations to its customers (i.e. customer order backlog), or (2) such customers have not made payment in full to Seller in accordance with applicable contractual provisions, as listed on
Schedule 1.1(c);

                  (d) EQUIPMENT LEASES. The leases (the "Equipment Leases") for equipment used in the Business, but only those listed on Schedule 1.1(d);

                  (e) GOVERNMENTAL AIRWORTHINESS APPROVALS. To the extent assignable or transferable, all approvals, authorizations, licenses, certificates, accreditations and registrations and other licenses or permits (collectively, the "Governmental Airworthiness Approvals") issued by governmental airworthiness authorities anywhere in the world with respect to the Products or in connection with the operation of the Business, including without limitation the permits, approvals and licenses listed on Schedule 1.1(e);

                  (f) INCLUDED INVENTORIES. Subject to Section 2.10 below, all inventories (the "Included Inventories") of the Products, including without limitation raw materials and parts, work-in-process and finished goods, together with such additions and deletions thereto as may arise in the

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ordinary course of business before the Closing, as listed on Schedule 1.1(f);

                  (g) INTELLECTUAL PROPERTY. All intangible property (collectively, the "Intellectual Property") related to the Business, including without limitation the patents, copyrights, licenses, intellectual property, drawings, formulas and rights listed on Schedule 1.1(g);

                  (h) MANUFACTURERS' WARRANTIES. All warranties (the "Manufacturers' Warranties") provided by any third-party manufacturers or vendors with respect to any components or parts used in manufacturing the Products;

                  (i) OTHER ASSETS. Any other assets (the "Other Assets") of Seller utilized in the Business, wheresoever situated, excluding, however, the Excluded Assets (Schedule 0.3(u));

                  (j) SOFTWARE LICENSES. The software licenses, including appurtenant documentation and object and source code (the "Software Licenses"), for the computer software programs used by Seller in the Business listed on
Schedule 1.1(j), it being agreed that Schedule 1.1(j) shall list only those items which Purchaser elects to purchase as provided above;

                  (k) SUPPLIES. To the extent not part of the Included Inventories, the inventories of manufacturing supplies, office supplies and other disposables and consumables (the "Supplies") owned by Seller which are used in connection with the Business, together with such additions and deletions thereto as may arise in the ordinary course of business before the Closing as listed on Schedule 1.1(k), it being agreed that Schedule 1.1(k) shall list only those items which Purchaser elects to purchase as provided above;

                  (l) TANGIBLE PERSONAL PROPERTY. Certain tangible personal property (the "Tangible Personal Property") used in connection with the Business, including without limitation appurtenant manufacturing equipment and machinery, furniture, computers, fixtures, office furnishings, and samples of the Products, as listed on Schedule 1.1(l), but only those items which Purchaser elects to purchase as provided above;

                  (m) TOOLING. All tooling, fixtures, molds, jigs, assembly tools, and patterns and sample parts used to manufacture any parts or components of the Products (collectively, the "Tooling"), whether located in the Poway Facility or at the facilities of Seller's vendors, as listed on Schedule 1.1(m); and

                  (n) VENDOR CONTRACTS. Those contracts and purchase orders (collectively, the "Vendor Contracts") issued by Seller to its vendors for parts, components, materials and other supplies used to manufacture the Products, as listed on Schedule 1.1(n), it being agreed that Schedule 1.1(n) shall list only those Vendor Contracts which Purchaser elects to acquire or assume.

         1.2      PURCHASE TRANSACTION.

                  (a) GENERAL. At the Closing, Purchaser shall purchase the Included Assets for the Purchase Price as preliminarily determined on the basis of the Pre-Closing Balance Sheet, which

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shall be prepared as provided in the following provisions of this Section 1.2.
See also Section 0.1(a) above. The Purchase Price is subject to adjustment to reflect the Post-Closing Accounting Adjustments, as provided in Section 0.3(hh) above. The Purchase Price shall be paid as provided in Section 1.6 below.

                  (b) CERTAIN PRE-CLOSING ACTIONS. No less than five (5) business days before the Balance Sheet Cut-Off Date, Purchaser shall advise Selling Parties of those items of Seller's Assets which Purchaser desires to be included among the Included Assets pursuant to Section 1.1 above. In addition, Seller and Purchaser shall cooperate with one another in order to assist Purchaser in selecting the employees of Seller whom Purchaser desires to hire after the Closing. See Section 4.1(b) and 5.2(m) below.

                  (c) DETERMINATION OF PRE-CLOSING BALANCE SHEET. At least three (3) business days before the Target Closing Date, Seller shall deliver to Purchaser the Pre-Closing Balance Sheet for the Business prepared on a basis consistent with: (1) Seller's Financial Statements and (2) Seller's accounting practices prior to the date of this Agreement. The Pre-Closing Balance Sheet shall be used to make a preliminary estimate of Seller's Adjusted Net Worth and the amount of the Assumed Liabilities as of the Closing. Purchaser shall have two (2) business days after receipt from Seller in which to review and approve the Pre-Closing Balance Sheet. If Purchaser disapproves of the Pre-Closing Balance Sheet as prepared by Seller, Purchaser shall send Seller a written notice to such effect. Purchaser's failure to timely object to the Pre-Closing Balance Sheet as prepared by Seller shall mean that Purchaser has approved of same. If Purchaser timely disapproves of Seller's Pre-Closing Balance Sheet, the parties shall meet and confer in order to agree on a mutually agreeable Pre-Closing Balance Sheet. If the parties are unable to agree on the Pre-Closing Balance Sheet within two (2) business days after the Purchaser sends its disapproval notice, the matter shall be promptly resolved by Selling Parties' accounting firm, Deloitte & Touche, LLP, and Purchaser's accounting firm, Ernst & Young, LLP, in a fair and impartial manner. Resolution of disagreements over the Pre-Closing Balance Sheet shall extend the Target Closing Date until such time as the matter is resolved. Extensions of the Target Closing Date pursuant to the preceding sentence shall extend the Closing Deadline for an equal amount of time.

                  (d) AMOUNT OF CASH PAYMENT. The Cash Payment shall then be calculated as provided in Section 0.3(l) above. The Cash Payment shall be paid all in cash at the Closing, as more fully provided in Section 1.6 below. After the Post-Closing Accounting Adjustments are made, the amount of the Cash Payment shall be appropriately adjusted as provided in Section 0.3(hh) above.

                  (e) AMOUNT OF ASSUMED LIABILITIES. The estimated amount of the Assumed Liabilities shall be as set forth on the Pre-Closing Balance Sheet approved by Seller and Purchaser pursuant to Section 1.2(c) above. The Assignment and Assumption Agreement (Exhibit "D") shall list the specific items to be included among the Assumed Liabilities, as set forth on Schedule 0.3(e).

         1.3 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated by Purchaser and Seller on the basis of an allocation of the value of the Included Assets made by the parties and their respective accounting advisors, Ernst & Young, LLP and Deloitte & Touche, LLP. Seller shall cooperate in providing the information necessary for the completion and filing of IRS Form 8594,

Asset Acquisition Statement, under Section 1060 of the Code. The parties shall each deliver executed copies of said Form 8594 at the Closing.

         1.4 ASSUMPTION OF ASSUMED LIABILITIES. Subject to all the terms and conditions of this Agreement, effective as of the Closing, Purchaser shall assume the Assumed Liabilities by executing and delivering to Seller the Assignment and Assumption Agreement substantially in the form of Exhibit "D" hereto. The Assumed Liabilities shall be listed on Schedule 0.3(e). Notwithstanding anything in this Agreement to the contrary, the Assumed Liabilities shall not include any of the Excluded Liabilities.

         1.5 CALIFORNIA SALES TAX. Purchaser shall pay any and all state and local sales or transfer taxes that may be payable in connection with the sale of the Included Assets.

         1.6      CLOSING MATTERS.

                  (a)      GENERAL.

                           (1)      The consummation (the "Closing") of the
transactions contemplated in this Agreement shall occur at one time after all conditions to the Closing have been waived or satisfied. The Closing shall take place at the offices of Hillyer & Irwin in San Diego, California, or at such other place as Purchaser and Seller may agree upon in writing.

                           (2)      The parties anticipate that the Closing will
occur on the Target Closing Date specified in Section 0.1(e) above. The Target Closing Date may be extended to such other date as may be mutually agreed upon by the parties or as provided in this Agreement. The Closing shall occur as soon as practical after the expiration of the applicable waiting period under the HSR Act, but not later than the Closing Deadline, as the same may be extended. See
Article 5.2(s) below. Extensions of the Target Closing Date under applicable provisions of this Agreement shall also extend the Closing Deadline on a day-for-day basis, notwithstanding anything in this Agreement to the contrary.

                  (b) DEPOSIT OF PURCHASER'S FUNDS. Promptly upon execution of this Agreement by both parties, Purchaser shall deposit the Initial Deposit into the Escrow. Between the date of the deposit of the Initial Deposit and the Effective Date, the Escrow shall remain a unilateral escrow for the exclusive benefit of Purchaser. After the Effective Date, the Escrow shall become a bilateral escrow for the joint benefit of Seller and Purchaser, subject to all the terms and conditions of this Agreement and the Funding Agreement. The Initial Deposit shall be disbursed to fund the Operating Loan pursuant to the Funding Agreement. See Section 1.11 below. The balance of the Initial Deposit shall be credited against the Cash Payment. Interest accrued on funds deposited into the Escrow while they are in Escrow shall accrue to the benefit of Purchaser.

                  (c)      CLOSING PROCEDURES. At the Closing:

                           (1)      Seller shall deliver to Escrowholder the
documents necessary to transfer title to the Included Assets, as more fully provided in Section 1.8 below;

                           (2)      Purchaser and Seller shall execute and
deliver to Escrowholder the Closing Documents;

                           (3)      Purchaser shall deposit the unpaid balance
of the Cash Payment into the Escrow by wire transfer of immediately available funds; and

                           (4)      Purchaser and Seller shall execute and
deliver all other agreements and documents described in or contemplated in Articles 4, 5, and 6 below (to the extent not included in the Closing Documents) and all other documents reasonably agreed by the parties' respective legal counsel to be required to be delivered and/or executed at or prior to Closing in order to complete the transactions contemplated by this Agreement.

         1.7 Bulk sale transfer notice. As a condition to the Closing, Purchaser shall give notice to Seller's creditors of the bulk transfer contemplated by this Agreement pursuant to Division 6 of the California Commercial Code. At least thirty (30) days before the Target Closing Date, Selling Parties will furnish Purchaser with the information necessary to prepare this notice, including all names and business addresses used by it within the last three (3) years and the location of all the Included Assets.

         1.8 Instruments of Conveyance and Transfer. At the Closing, Seller shall deliver (a) the executed Closing Documents, (b) the executed Post-Closing Documents, (c) such additional documents as may be required to transfer title to the Intellectual Property to Purchaser, and (d) other good and sufficient endorsements, assignments and instruments of conveyance and transfer, and releases of liens, in form and substance reasonably satisfactory to Purchaser's legal counsel, may be required to vest in Purchaser title to the Included Assets free and clear of all liens and encumbrances. Simultaneously with such delivery, Seller shall take all such steps as may be reasonably required to put Purchaser in actual possession and complete operating control of the Included Assets and the Business.

         1.9 Escrow Instructions. This Agreement shall constitute escrow instructions to Escrowholder. By signing the signature page of this Agreement in the space provided below, Escrowholder agrees to comply with said escrow instructions. Seller and Purchaser agree to execute such supplemental and/or general escrow instructions as Escrowholder may reasonably request. However, in the event of a conflict between this Agreement and such supplemental or general escrow instructions, this Agreement shall control. Selling Parties shall pay all costs of the Escrow.

         1.10 Effective Date. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not be effective on its execution. Rather, it shall become effective as of the Effective Date specified in Section 0.1(c) above, provided Seller has delivered the executed Funding

Agreement to Purchaser and delivered to Escrowholder the executed Promissory Note and the executed Guaranty of Simula provided for under the Funding Agreement. Seller's delivery of the Funding Agreement, said Promissory Note and said Guaranty shall be a condition precedent to Purchaser's obligations under the Funding Agreement.

         1.11 Funding Agreement. In order to assist Seller in meeting its obligations under Section 4.1(a) below concerning the conduct of the Business before the Closing, Purchaser has agreed to loan Seller up to One Million Dollars ($1,000,000) (the "Operating Loan") pursuant to a certain Funding Agreement (the "Funding Agreement") attached as Exhibit "G", to be entered into by Purchaser, Seller and Simula. The proceeds of the Operating Loan shall be used only for the following purposes: operating expenses of the Business incurred in the ordinary course of business and trade payables of Seller existing (as of December 31, 1999) with respect to the Business. The Operating Loan shall not be used to pay inter-company loans or purchase parts or materials to be used to manufacture the Products or fixed assets. The Funding Agreement shall contain more detailed provisions for the use of the proceeds of the Operating Loan. The Operating Loan shall be funded from the Initial Deposit in the Escrow. As a condition to the disbursement of the proceeds of the Operating Loan, Seller shall execute a Promissory Note and Simula shall execute a Guaranty, both in form and substance reasonably satisfactory to the parties. The loan proceeds shall be disbursed in increments. In order to draw down on the Operating Loan, Seller shall submit a loan draw request to Escrowholder and Purchaser describing in reasonable detail the purposes for which the draw request is being submitted. If Purchaser approves the loan draw request, Escrowholder shall issue a check payable to the order of the payee(s) specified in Seller's draw request. Interest shall accrue on the Operating Loan only as provided in the Funding Agreement. The Funding Agreement shall contain a more complete statement of the parties' understanding concerning the Operating Loan.


                                    ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF SELLING PARTIES

         Neither Seller nor Shareholder makes any representations or warranties concerning the subject transactions, except as expressly provided in this
Article 2 or elsewhere in this Agreement. Neither Seller nor Shareholder makes any representations or warranties as to pro forma financial information and forecasts previously given Purchaser, except that they were prepared in good faith. In addition, except as expressly set forth in this Agreement, neither Seller nor Shareholder makes any warranty regarding the accuracy of the information in any marketing materials or business summaries provided by CIBC World Markets Corp., or in oral presentations (including the written materials used therein) by Selling Parties' management personnel and/or CIBC World Markets Corp., except that such materials and summaries were prepared in good faith.

         Subject to the foregoing, Seller and Shareholder hereby represent, warrant and agree that the following representations and warranties of the Selling Parties are true, accurate and complete as of the date of this Agreement and will be true, accurate and complete as of the Closing:

         2.1 ORGANIZATION AND STANDING. Selling Parties are corporations duly organized, validly existing and in good standing under the laws of the State of Arizona and qualified to do business as foreign corporations in California and any other jurisdictions where such qualification is required. Selling Parties have all requisite power and authority to carry on their respective businesses as such businesses are now being conducted and to own the properties and assets each now owns. Selling Parties have heretofore delivered to Purchaser true, accurate and complete copies of their respective Articles of Incorporation and Bylaws, together, in each case, with all amendments thereto which have been adopted by requisite corporate action.

         2.2 AUTHORITY FOR AGREEMENT. The respective Boards of Directors of Seller and Shareholder have taken all actions required by law, their respective Articles of Incorporation and Bylaws or otherwise to authorize the execution and delivery of this Agreement, on behalf of Seller and Shareholder, the performance by Seller and Shareholder of their respective obligations under this Agreement and the consummation of the transactions contemplated hereby.

         2.3 OWNERSHIP OF SELLER. Simtec owns one hundred percent (100%) of the common stock of Seller. No other securities of Seller have been issued. Simula owns one hundred percent (100%) of the common stock of Simtec. No other securities of Simtec have been issued.

         2.4 NO DEFAULTS OR VIOLATIONS. Except as disclosed on Schedule 2.4, neither the execution and delivery of this Agreement, nor the performance by Selling Parties of their obligations under this Agreement nor the consummation of the transactions contemplated hereby will: (a) violate any provision of their respective Articles of Incorporation or Bylaws, or any financing or other agreements by which any of them may be bound; (b) violate, or be in conflict with, or constitute a default under, or permit the termination of any of the Government Airworthiness Licenses or any customer agreement or contract by which Selling Parties are bound, or result in the creation or imposition of any lien upon any of the Included Assets; (d) require the agreement or consent of any third party; or (e) violate any material statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Selling Parties or the Business may be subject.

         2.5 TAXES. Selling Parties have filed all federal, state, employment, and local tax returns or information returns required to be filed by them. All of such returns have been prepared and filed in accordance with the applicable laws and regulations. Selling Parties have paid or accrued for all taxes and assessments (including, without limitation, income, excise, unemployment, worker's compensation, social security, occupation, franchise, property, sales and use taxes, import duties or charges, and all penalties and interest in respect thereof) due and payable. Selling Parties have not been audited by any taxing authority, nor are Selling Parties aware that any taxing authority contemplates such an audit, nor have Selling Parties signed any consent or extension agreement with any taxing authority. None of the Selling Parties is a party to any dispute about taxes of any nature in any jurisdiction.

         2.6 LITIGATION. Except as disclosed on Schedule 2.6, as of the date of this Agreement, there is no investigation, audit, litigation, action, suit or proceeding of any nature pending, or, to the Best Knowledge of Selling Parties, threatened, against any Selling Party, their properties or any of their officers or directors before any court or governmental agency, which if adversely decided which could: (a) result in any material liability for Purchaser; (b) result in any lien on any of the Included Assets; (c) have a material adverse effect on Selling Parties' ability to perform their obligations under this Agreement; or
(d) have a materially adverse effect on the Business. For purposes of this
Section 2.6, the term "Seller's Responsible Employees" shall include Bradley P. Forst, and Seller's quality assurance personnel and field service personnel.

         2.7 COMPLIANCE WITH LAW AND REGULATIONS. To the Best Knowledge of Selling Parties, Selling Parties are in compliance with all material requirements of all applicable domestic and foreign laws, and all material requirements of all domestic and foreign governmental bodies or agencies having jurisdiction over the Selling Parties relating to the conduct of the Business and the use of the Products in the commercial aircraft industry. For purposes of this Section 2.7, the term "Seller's Responsible Employees" shall include Bradley P. Forst, and Seller's human resources personnel, manufacturing/production personnel, and quality assurance personnel.

         2.8 GOVERNMENTAL APPROVALS. Schedule 1.1(e) lists all Governmental Airworthiness Approvals granted to Seller by the United States Federal Aviation Administration ("FAA") and the United Kingdom Civil Aviation Authority ("CAA") that are material and necessary to the conduct of the Business. Except as otherwise disclosed on Schedule 1.1(e), the conduct of the Business is in compliance in all material respects with the Governmental Airworthiness Approvals. In addition, Selling Parties have obtained, are subject only to and are in full compliance with the other material governmental licenses, permits, and other authorizations necessary to the conduct of the Business which are listed on Schedule 2.8.

         2.9 TITLE TO AND CONDITION OF INCLUDED ASSETS. Seller does not own any real property. Except as set forth on Schedule 2.9, Seller has good and marketable title to all the Included Assets which are not leased, free and clear of liabilities, liens, security interests, defects, rights, charges and encumbrances. Seller has good and valid leasehold estates in the equipment leased under the Equipment Leases and is not in default under any of the Equipment Leases. All of the Tangible Personal Property, the Included Inventories and the Tooling are in good operating condition and repair, ordinary wear and tear excepted. All the Books and Records are located in the Poway Facility.

         2.10 INVENTORIES. Schedule 1.1(f) is a true, accurate and complete listing of the Included Inventories (including work-in-process). Except for obsolete items that have been adequately reserved for, written off or written down to net realizable value in accordance with the methodology set forth on Exhibit "C" hereto, the Included Inventories: (a) are new and of a quality and condition that comply with the warranties for the Products customarily given to Seller's customers, (b) are of a commercially acceptable quality consistent with quality standards generally prevailing in the commercial aircraft industry, and
(c) comply with Seller's design and manufacturing specifications for the Products. All items included as part of the Included Inventory are capable of being incorporated into the Products "as is" without rework or modification to meet current drawing requirements. As of the Closing, no seat cushions which are part of the Included Inventories will be older than ninety (90) days after the applicable original date of manufacture. The amount stated on line 5 of the Pro Forma Pre-Closing Balance Sheet as the Agreed Inventory Value for the Included Inventory does not include any amount for Seller's refurbishment inventory (which is not part of the Business) or engineering or testing costs incurred with respect to the Products.

         2.11     OBLIGATIONS TO THIRD PARTIES OTHER THAN CUSTOMERS.

                  (a) LISTING. Schedule 2.11 is a true, accurate and complete listing (effective as of the date hereof) of all material written agreements and commitments of Seller to third parties who are not customers of Seller, to which Seller is a party or by which it or any of the Included Assets may be bound. The information contained on Section 2.11 may be duplicative of information provided on other schedules of Seller. Such agreements and commitments include the following:

                           (1)      Notes, loans, credit agreements, mortgages,
indentures, security agreements, and other agreements and instruments relating to the borrowing of money by, or the extension of credit to, Seller;

                           (2)      Credit agreements, guarantees, etc. executed
by Shareholder for the benefit of Seller;

                           (3)      Written employment and consulting
agreements;

                           (4)      Written sales agency, representative, broker
or distributorship agreements;

                           (5)      Equipment and real property leases,
including the Equipment Leases;

                           (6)      Open contracts, open purchase orders and
other written agreements, orders or commitments for the purchase by Seller of raw materials, supplies or finished products exceeding Two Thousand Five Hundred Dollars ($2,500) in any one instance or Five Thousand Dollars ($5,000) in the aggregate to any single vendor; and

                           (7)      Open purchase orders and other written
agreements, orders or commitments for the purchase by Seller of services exceeding Two Thousand Five Hundred Dollars ($2,500) in any one instance or Five Thousand Dollars ($5,000) in the aggregate to any single vendor.

                  (b) DELIVERY OF DOCUMENTS. Prior to the execution of this Agreement, Seller shall has delivered to Purchaser true, accurate and complete copies of all of the agreements and commitments listed on Schedule 2.11, together with all amendments thereto. Except the agreements and commitments listed on Schedule 2.11, Seller does not now have (and at the Closing will not have) any written agreements or commitments, contingent or otherwise, (1) to incur any indebtedness in any amount, (2) for the purchase of supplies, services or other similar items in excess of Two Thousand Five Hundred Dollars ($2,500) in any one instance, or (3) for the purchase of any raw materials, supplies, equipment, or machinery in excess of Two Thousand Five Hundred Dollars ($2,500) in any one instance.

         2.12 CUSTOMER CONTRACTS. Schedule 1.1(c) is a true, accurate and complete listing (effective as of the date of this Agreement) of: (a) all the Customer Contracts and (b) a true, accurate and complete listing (by customer name) of all of Seller's current customer order backlog. Prior to the execution of this Agreement, Seller has delivered to Purchaser (to the extent not previously delivered to Purchaser) true, accurate and complete copies of all the Customer Contracts, together with all amendments thereto. The Customer Contracts are assumable by Purchaser according to their terms, it being agreed, however, that Purchaser shall be obligated to assume and Seller shall be obligated to assign only such Customer Contracts as may be specified in the Assignment and Assumption Agreement. Seller shall use commercially reasonable efforts to obtain consents for the assignment of the Customer Contracts, as may be reasonably requested by Purchaser. During the period between the date of this Agreement and the Closing, Seller shall not negotiate or execute any contracts for the sale or manufacture of the Products (or spare parts for the Products) without first obtaining Purchaser's prior written consent thereto, which consent shall not be unreasonably withheld or delayed.

         2.13 FINANCIAL STATEMENTS. The unaudited financial statements of Seller for the years ended December 31, 1997 and December 31, 1998, and for the eleven (11) months ended November 30, 1999 listed on Schedule 2.13 (collectively, "Seller's Financial Statements") are true, accurate and complete in all material respects, and fairly present the financial condition of Seller as of the respective dates thereof and the results of the operations of Seller for the periods covered thereby.

         2.14 ABSENCE OF MATERIAL CHANGES. Except as disclosed on Schedule 2.14, since the date of the last audited financial statement of Simula, there has not been any:

                  (a) Sales of the Products by Seller except in the ordinary course of business;

                  (b) Capital expenditure by Seller exceeding Five Thousand Dollars ($5,000) in any one instance or Ten Thousand Dollars ($10,000) in the aggregate;

                  (c) Material adverse change in the financial condition, liabilities, assets, customer order backlog, production backlog, business, or prospects of Selling Parties;

                  (d) Destruction, damage, or loss of any Included Asset (whether insured or uninsured) that would materially and adversely affect the financial condition, business, or prospects of Selling Parties;

                  (e) Change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Seller;

                  (f)      Revaluation by Seller of any of the Included Assets;

                  (g) Increase in the salary or other compensation payable or to become payable by Seller to any of its respective officers, directors, employees, or declaration, payment, or obligation of any kind for payment, by Seller, of a bonus or other additional salary or compensation of any such person other than in the ordinary course of business;

                  (h) Sale or transfer of any of the Included Assets, except in the ordinary course of business;

                  (i) Amendment or termination of any Customer Contract, except in the ordinary course of business;

                  (j) Loan made by Seller to any person or entity or guaranty by Seller of any loan or indebtedness for the benefit of any third party;

                  (k) Mortgage, pledge, or other encumbrance of any Included Asset by Seller;

                  (l) Waiver or release of any right or claim of Seller relating to the Included Assets, except in the ordinary course of business;

                  (m) To the Best Knowledge of Selling Parties, commencement or notice or threat of commencement of any civil or criminal litigation or any governmental proceeding against or investigation of any Selling Party or the affairs of any one of them, the adverse determination of which would materially affect the Business or the Included Assets; or

                  (n) Claim of unlawful labor practice or employment discrimination action.

         2.15 NO OTHER LIABILITIES OR ADVERSE CONDITIONS. Except for (a) the liabilities set forth on Seller's Financial Statements and on Schedules 1.1(c), 2.13, or 2.14, (b) liabilities incurred by Seller in the ordinary course of business since December 31, 1998, and (c) the Agreed Offsets, to the Best Knowledge of Selling Parties, Seller has no other liabilities of any nature, whether absolute, accrued, contingent or otherwise, or whether due or to become due, that are of a material nature, and, to the Best Knowledge of Selling Parties, there is no basis known to Selling Parties for the assertion against Seller of any such liability. All liabilities incurred since such date were incurred in the ordinary course of business and are usual and normal in amount, both individually and in the aggregate. For purposes of this Section 2.15, the term "Seller's Responsible Employees" shall include Seller's quality assurance and field service personnel.

         2.16 ACCOUNTS RECEIVABLE. Schedule 1.1(a) is a true, accurate and complete listing of all the Accounts Receivable, with the balances due Seller as of the dates indicated. Except as expressly disclosed on Schedule 1.1(a), the Accounts Receivable are free of any liens or encumbrances and are collectible in full in the ordinary course of business. Except in the ordinary course of business, Seller has no obligation to accept returns from, or to extend credit terms to, its customers and has no policy, custom or practice of: (a) accepting returns or extending credit, whether or not legally obligated to do so, other than in the ordinary course of business, or (b) providing free or discounted goods to customers that would affect the valuation of the Accounts Receivable or Seller's customer order backlog. Except as may be disclosed on Schedules 2.9 and 1.1(a), no person has a security interest in the Accounts Receivable. Shareholder has agreed to guarantee the collectability of the Accounts Receivable pursuant to Section 7.3 below. Schedule 2.16 is a true, accurate and complete listing of any Accounts Receivable which Selling Parties presently deem to be uncollectable.

         2.17 ACCOUNTS PAYABLE. Schedule 2.17 is a true, accurate and complete listing of all accounts payable of Seller and any collateral or security applicable to the indebtedness owed by Seller to its creditors is listed on Schedule 2.17.

         2.18 CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. Except as disclosed on Schedule 2.18 and as may be required under the HSR Act, no consent, approval or authorization of, or declaration, filing or registration with, any governmental, quasi-governmental, or regulatory authority is required to be made or obtained by Seller in connection with the execution, delivery and performance of this Agreement by Seller. Seller has filed all reports and returns required by federal, state or municipal authorities with respect to the Business prior to the date of this Agreement and has paid or will pay all sums that will become due with respect to such reports and returns before the Closing.

         2.19     LABOR, EMPLOYMENT CONTRACTS AND EMPLOYEE BENEFITS PLANS.

                  (a) EMPLOYEE POLICIES AND BENEFITS. Schedule 2.19(a)(1) is a true, accurate and complete listing of all written personnel employment agreements, policies, procedures, practices and employee rules and manuals which are provided to employees, whether or not legally binding, including but not limited to policies with respect to hiring, compensation, disability, sick leave, vacation, leaves of absence, tuition reimbursement, relocation and termination. Schedule 2.19(a)(2) is a listing of all of Seller's group insurance, group hospitalization and other employee insurance benefit plans.

                  (b) MATERIAL OBLIGATIONS TO EMPLOYEES. Except as set forth on Schedule 2.19(b), Seller has no material obligations, contingent or otherwise, written or oral, under any employment contract, collective bargaining agreement, pension or retirement plan, bonus plan, or other employee contract or non-terminable agreement, expressed or implied, except (1) normal salary or wage accruals, and (2) normal paid vacations and sick leave accruals.

                  (c) PAYROLL ROSTER. The names and current aggregate annual compensation rates as of the date of this Agreement of each employee of the Seller receiving regular compensation, and designations as a union or non-union employee, are set forth in Schedule 2.19(c).

                  (d) ACCRUED VACATION AND SICK DAY ALLOWANCES. The amount of currently accrued vacation and sick day allowances due to each employee on the date hereof is listed by employee name on Schedule 2.19(d).

                  (e) INS FORM I-9. Seller has obtained Form I-9 from all of its employees and Seller is in compliance with all rules and regulations of the U.S. Immigration and Naturalization Service.

                  (f) ERISA COMPLIANCE. The Selling Parties have complied with all material state and federal regulations for each of their respective employee benefit plans, including without limitation ERISA.

                                                                 EXHIBIT 10.40a

              (g) SEVERANCE PAY. Seller has no agreements to pay severance pay to any of its officers or employees except as set forth on Schedule 2.19(g). Seller shall pay any severance payments that may be due employees of Seller as listed on Schedule 2.19(g). See Section 7.9 below for a discussion of severance pay obligations to be assumed by Purchaser under the Transition Support Agreement.

         2.20 ENVIRONMENTAL MATTERS.

              (a) COMPLIANCE WITH ENVIRONMENTAL LAWS. To the Best Knowledge of Selling Parties, Seller is in compliance with all material rules and regulations (and applicable standards and requirements) of the United States Environmental Protection Agency (the "EPA") and the agencies and authorities of the City of Poway, the County of San Diego, and the State of California, and any other political subdivision in which it conducts the Business, which have jurisdiction over environmental matters. Selling Parties have received no notice of, and, to their best knowledge, has not during its operation of the Business made any act or omission that would result in: (1) potential responsibility or liability for environmental damage, or (2) any suit, claim, action or proceeding before any court, governmental agency or board or other forum, nor is any such action threatened by any person or entity or any basis for such suit, claim, action or proceeding, for (x) noncompliance by Seller with any environmental law, rule or regulation, (y) personal injury, wrongful death or other conduct relating to materials, commodities or products used, sold, transferred, disposed or manufactured by Seller, or (z) relating to the presence in or release or discharge into the environment by Seller of any toxic or hazardous material, substance, or waste generated by Seller whether or not occurring at or on a site owned, leased or operated by Seller.

              (b) PHASE 1 ESA. Purchaser is not assuming any environmental liability of Seller. A Phase I environmental site assessment of the Poway Facility will be conducted before the Closing to establish the condition of the Poway Facility as of that date and as a baseline for this representation of Seller. The cost of such environmental site assessment will be split evenly between Purchaser and Seller. For purposes of this Section 2.20, the term "Seller's Responsible Employees" shall include Seller's personnel charged with responsibilities for compliance with environmental laws.

         2.21 INSURANCE. Prior to the execution of this Agreement, Seller has provided Purchaser with a true, accurate and complete listing of and a summary description (including premiums, exclusions, deductible and coinsurance amounts, broker and carrier) of all insurance policies maintained by Seller, or by Shareholder on Seller's behalf. Such policies are in full force and effect, all premiums due thereon have been paid, and Selling Parties have complied in all material respects with the provisions of such policies. Except as disclosed on
Schedule 2.21, there are no claims pending under any of such insurance policies. Selling Parties have sufficient insurance in force in general to properly conduct the Business.

         2.22 PRODUCT WARRANTIES. Schedule 2.22(a) is a true, accurate and complete copy of the standard warranty of Seller that has at all times been applicable to the Products from the date the first unit of the Products was sold. Except disclosed on Schedule 2.22(b), Seller has received no notice of any product liability or service warranty claims with respect to its entire installed base of the Products, whether reserved for or not. Seller and Purchaser have agreed on the amount of a warranty offset to be shown on line 15 of Seller's Pre-Closing Balance Sheet. This warranty offset will be an adequate and reasonable estimate of Seller's present and future, known and unknown, warranty obligations for all Products delivered by Seller through the Closing. There are no unique or special warranty arrangements with any customers of Seller which are at variance with Seller's standard warranty, except as disclosed on Schedule 2.22(c). To the Best Knowledge of Selling Parties, a warranty offset for all existing warranty and service bulletin issues for Seller's existing base of airline passenger seats in the amount of One Million Seven Hundred Twenty-One Thousand Nine Hundred Twelve Dollars ($1,721,912) is adequate. Purchaser believes that the correct amount of the warranty offset is at least One Million Dollars ($1,000,000) greater than this amount. However, in consideration of Selling Parties' agreement, under
Section 7.8 below, that Selling Parties shall be liable under Article 8 to indemnify Purchaser if actual warranty claims for the Products exceed the foregoing warranty offset amount, Purchaser has agreed to use the foregoing warranty offset amount in establishing the Agreed Offsets, without prejudice to Purchaser's right to seek to collect a greater amount if the actual amount of warranty claims exceeds the above warranty offset during the Indemnity Period.

         2.23 BANKS. Schedule 2.23 is a true, accurate, and complete listing, as of the date hereof, of (a) each bank or other financial institution, trust company or brokerage firm at which Seller has an account or safe deposit box, and (b) the account number and the names of all persons authorized to draw thereon, have access thereto or transact business therewith.

         2.24 TRADE NAMES, LOGOS, TRADEMARKS, AND COPYRIGHTS. Schedule 2.24 is a true, accurate and complete listing of all trade names, logos, trademarks, service marks, and copyrights and their registrations (collectively, the "Seller's Trade Names") owned by Selling Parties which are used in the Business, or to which they have any rights or licenses, together with a brief description of each. Selling Parties have no knowledge of any infringement or alleged infringement by others of Seller's Trade Names. In the conduct of the Business, Selling Parties have not infringed, and are not now infringing, on any trade name, logo, trademark, service mark, or copyright belonging to any other person, firm, or corporation. Except as set forth in Schedule 2.24, Selling Parties are not parties to any license, agreement, or arrangement, whether as licensor, licensee, franchiser, franchisee, or otherwise, with respect to any copyrights or any trademarks, service marks, trade names, logos, or applications for them used in the Business. Selling Parties own or hold adequate licenses or other rights to use all trademarks, logos, service marks, trade names, and copyrights necessary for the Business as it is now conducted by Seller (including Seller's Trade Names). Such use by Selling Parties does not, and will not, violate any rights of others. Selling Parties have the right to sell or assign to Purchaser all of Seller's Trade Names.

         2.25 PATENT AND PATENT RIGHTS.

              (a) LISTING. Schedule 2.25 is a true, accurate and complete listing of all patents, patent applications, inventions, industrial models, processes, designs, and applications for patents used in the Business which are owned by the Selling Parties or in which they have any rights, licenses, or immunities (collectively, "Seller's Patents"). Except as set forth on Schedule 2.25, no Selling Party is a party to any license, agreement, or arrangement, whether as licensee, licensor, or otherwise, with respect to any patent, patent application, invention, design, model, process, trade secret, or formula used in the Business. Seller's Patents are valid and in full force and effect and are not subject to any taxes, maintenance fees, or actions falling due within ninety (90) days after the Closing Date.

              (b) NO INFRINGEMENT. There have been no interference actions or other judicial, arbitration, or other adversary proceedings concerning the patents or applications for Seller's Patents. The manufacture, use, or sale of the inventions, models, designs, and systems covered by Seller's Patents, to the Best Knowledge of Selling Parties, does not violate or infringe on any patent or any proprietary or personal right of any person, firm, or corporation; and to the Best Knowledge of Selling Parties, no Selling Party has infringed or is now infringing on any patent or other right belonging to any person, firm, or corporation.

              (c) RIGHT TO TRANSFER. The Selling Parties have the right and authority to use and to transfer to Purchaser such inventions, trade secrets, processes, models, designs, and formulas as are necessary to enable them to continue to conduct all phases of the Business in the manner presently conducted by Seller and, to the Best Knowledge of Selling Parties, such use will not violate any patent or other rights of others. For purposes of this Section 2.25, the term "Seller's Responsible Employees" shall include Seller's engineering and design personnel.

              (d) NO FOREIGN PATENTS. Seller owns no patents or patent applications with respect to the Products which have been registered or are in the process of being registered in any jurisdiction outside the United States.

         2.26 NO SALES AGENTS. Except as disclosed on Schedule 2.26, Seller has no contracts, agreements or understandings (oral or written) with any sales agents or representatives employed by or on behalf of Seller for the purpose of selling or facilitating the sale of the Products. Schedule 2.26 lists any fees or commissions that may become due or payable after the Closing to past or present officers, employers, agents or employees of Seller for sales of the Products initiated by Seller, whether completed before or after the Closing. Seller has adequately accrued on Seller's Financial Statements (and will accrue on the Pre-Closing Balance Sheet) an amount sufficient to pay any such fees or commissions in full.

         2.27 SOFTWARE LICENSES. Schedule 1.1(j) is a true, accurate and complete listing of the Software Licenses. To the Best Knowledge of Selling Parties, Seller is not in breach of any of the Software Licenses, and the number of copies of software programs used by Seller is consistent with the applicable Software Licenses. For purposes of this Section 2.27, the term "Seller's Responsible Employees" shall include Seller's MIS personnel.

         2.28 Y2K COMPLIANCE. Seller's material office automation, engineering and information technology systems are currently in "Year 2000" compliance.

         2.29 CUSTOMERS AND SALES. Schedule 2.29 is a true, correct and complete listing of all customers of Seller, together with summaries of the sales made to each such customer during the most recent fiscal year of Seller. Except as indicated in Schedule 2.29, no Selling Party has received any notice that any of these customers intends to cease doing business with Seller or materially alter the amount of the business they are presently doing with Seller, although no affirmative commitments have been made by any customers to continue any particular amount of business.

         2.30 INTEREST IN CUSTOMERS, SUPPLIERS, AND COMPETITORS. Except as set forth in Schedule 2.30, none of the Selling Parties and no officer, director, or employee of the Selling Parties, nor any spouse or child of any of them, has any material, direct or indirect, interest in any competitor, supplier, or customer of the Selling Parties or in any person from whom or to whom any Selling Party leases any real or personal property, or in any other person with whom any Selling Party is doing business.

         2.31 NO LIABILITY FOR EXCLUDED LIABILITIES. Selling Parties shall be solely responsible for paying or otherwise satisfying the Excluded Liabilities and Purchaser shall have no liability of any kind, contingent or otherwise, with respect to the Excluded Liabilities.

         2.32 FCPA COMPLIANCE. To the Best Knowledge of Selling Parties, Seller is in full compliance with the Foreign Corrupt Practices Act of 1977 ("FCPA"), as amended (15 U.S.C. Section 78dd-2, et seq.) and no agent, representative or employee of Seller has engaged in conduct which would constitute a violation of the FCPA. For purposes of this Section 2.32, the term "Seller's Responsible Employees" shall include Seller's sales and marketing personnel.

         2.33 [INTENTIONALLY DELETED]

         2.34 [INTENTIONALLY DELETED]

         2.35 [INTENTIONALLY DELETED]

         2.36 SERVICE BULLETINS. Schedule 2.36 contains a true, accurate and complete listing of all service bulletins issued by Seller with respect to any of the Products, whether related to a warranty claim or a customer order.

         2.37 OWNERSHIP OF TOOLING. Schedule 1.1(m) is a true, accurate and complete listing of all the Tooling. The Tooling is located as specified on
Schedule 1.1(m). Seller is the sole owner of all of the Tooling, regardless of where the Tooling may be located and no vendor of Seller has any right, title or interest in any of the Tooling.

         2.38 CUSTOMER ORDER BACKLOG. Schedule 2.38 is a true, accurate and complete listing of the customer order backlog for the Products, listing all customer orders for which Products have not been either manufactured or shipped. All of Seller's customer order backlog is supported or backed by a Customer Contract.

         2.39 [INTENTIONALLY DELETED]

         2.40 BID AND PROPOSAL LIST. Within two (2) business days after the date of execution of this Agreement, Seller shall deliver to Purchaser a copy of all outstanding bids and proposals made by Seller for sale of the Products to customers. Upon delivery of such list to Purchaser, Selling

Parties shall be deemed to be representing and warranting that such list is true, accurate and complete.

         2.41 NO SIDE AGREEMENTS. No past or present officer, director, employee, representative or agent of Selling Parties has made any promise or commitment (oral or written) to grant any customer of Seller any concession or consideration for orders for the Products which is not expressly set forth in
Schedule 1.1(c).

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Selling Parties as of the Closing as follows:

         3.1 ORGANIZATION AND STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated. Purchaser has full power and authority to carry on its business as now conducted and as contemplated by this Agreement.

         3.2 AUTHORITY FOR AGREEMENT. The execution and delivery of this Agreement and the performance by Purchaser of its obligations under this Agreement have been authorized in accordance with applicable corporate requirements and no further corporate authorization is necessary on the part of Purchaser.

         3.3 NO THIRD PARTY CONSENTS. No consent, approval, or authorization of, or declaration, filing, or registration with, any federal or state governmental or regulatory authority in the United States or France is required to be made or obtained by Purchaser in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, except for the filing under the HSR Act.

         3.4 NO DEFAULTS; NO VIOLATIONS. Except as disclosed on Schedule 3.4, neither the execution and delivery of this Agreement, nor the performance by the Purchaser of its obligations hereunder, nor the consummation of the transactions contemplated hereby will: (a) violate any provision of its Articles of Incorporation or Bylaws or any financing or other agreements to which Purchaser is a party; (b) require the agreement or consent of any other party; or (c) violate any material statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Purchaser is subject; except in the case of clauses (b) and (c) for violations, conflicts or defaults which individually or in the aggregate would not materially adversely hinder or impair the consummation of the transactions contemplated hereby.

         3.5 ACKNOWLEDGMENT BY PURCHASER. Purchaser acknowledges that neither Seller nor Shareholder makes any representations or warranties except as expressly provided in Article 2 above.

                                    ARTICLE 4
                        CERTAIN COVENANTS OF THE PARTIES

         4.1  COVENANTS OF SELLING PARTIES.

              (a) CONDUCT OF BUSINESS. Except as may be otherwise contemplated by this Agreement or required by any of the documents listed in the schedules attached to this Agreement or except as Purchaser may otherwise consent to in writing (which consent shall not be unreasonably withheld or delayed), from the date of this Agreement and through the Closing, Selling Parties shall (1) in all material respects, operate the Business only in the ordinary course; (2) use reasonable efforts to preserve intact Seller's business organization; (3) maintain the Included Assets in good operating condition and repair to enable Seller to conduct the Business in all material respects in the manner in which the Business is currently conducted except for maintenance required by reason of fire, flood, earthquake, or other acts of God; (4) continue, or cause to be continued, all material existing insurance policies (or comparable insurance) in full force and effect; (5) not increase the rate or terms of compensation payable or to become payable by Seller to its directors, officers, or key employees, and not increase the rate or terms of any bonus, pension, or other employee benefit plan covering any of their respective directors, officers, or key employees, except in each case increases occurring in the ordinary course of business in accordance with its customary practices (including normal periodic performance reviews and related compensation and benefits increases); and (6) use its reasonable efforts to preserve its relationships with its lenders, suppliers, customers, licensors and licensees, and others having material business dealings with Seller such that the Business will not be materially impaired.

              (b) COOPERATION WITH PURCHASER. Commencing on the date of execution of this Agreement and continuing through the Closing, Selling Parties shall grant Purchaser complete and unrestricted access to the Poway Facility, Seller's Books and Records, and Seller's employees, including without limitation those employees of Seller who fall within the definition of "Seller's Responsible Employees." In the course of meeting with Seller's employees, Purchaser shall have the right to interview and identify employees whom Purchaser would be interested in hiring to work for Purchaser after the Closing, either on a temporary or permanent basis. Purchaser agrees to exercise its rights hereunder in a reasonable manner so as to minimize disruption of Seller's ongoing business operations. Selling Parties shall use commercially reasonable efforts to obtain requisite waivers and consents of private parties and governmental agencies to the assignment of Customer Contracts and/or Governmental Airworthiness Approvals from Seller to Purchaser.

         4.2 COVENANT OF PURCHASER. From the date of this Agreement and through the Closing, Purchaser shall use its best efforts, and shall cooperate with Seller, to secure all necessary consents, approvals, authorizations, exemptions, and waivers from third parties, including without limitation the FAA and the CAA, as may be required in order to enable Purchaser to effect the transactions contemplated in this Agreement. Purchaser will use its best efforts to cause the consummation of such transactions in accordance with the terms and conditions of this Agreement.

         4.3  JOINT COVENANTS OF SELLER AND PURCHASER.

              (a) LISTING. As promptly as practicable after execution of this Agreement, Seller and Purchaser shall cooperate with each other to allow Purchaser and its representatives access to Seller's facilities, as follows:

                   (1) Purchaser and Seller shall cooperate with Ernst & Young, LLP in conducting a physical inventory count of the Included Inventory and valuation of same in accordance with Exhibits "B" and "C" which will be used for the Pre-Closing Balance Sheet and such other reasonable procedures as may be mutually agreed on; provided, however, that the inventory count and valuation will be done without unreasonable interference with the Business and without material disruption to the ongoing conduct of the Business;

                   (2) Purchaser shall review organizational charts, personnel records, and conduct interviews with personnel as reasonably necessary to make its determination with respect to the employees whom it shall retain during the Transition Period and/or thereafter; and

                   (3) Selling Parties shall assist Purchaser in ascertaining the location of all the Included Assets and verifying the quantity and condition of same.

              (b) PUBLIC DISCLOSURE. Except as may otherwise be required by applicable securities laws of the United States and the Republic of France, Selling Parties and Purchaser shall first consult with each other and cooperate with one another before issuing any press releases or otherwise making public statements with respect to the transactions contemplated by this Agreement. In recognition of the Effective Date and to allow Purchaser the opportunity for access to the Poway Facility for transition planning and employee communications, the parties agree that no public disclosure of this Agreement or the transactions contemplated herein shall occur until after the close of the NYSE on January 3, 2000.

              (c) HSR ACT FILING. As promptly as practicable after the execution of this Agreement, Seller and Purchaser shall cooperate with each other to prepare all filings required to be made by them to consummate the transactions contemplated by this Agreement, specifically including all filings required under the HSR Act.


                                    ARTICLE 5
                   CONDITIONS TO CLOSING IN FAVOR OF PURCHASER

         5.1 GENERAL. The obligation of Purchaser under this Agreement to purchase the Included Assets and to assume the Assumed Liabilities is subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Article 5. Purchaser may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Purchaser of any of Purchaser's other rights or remedies, at law or in equity, if Selling Parties are in default of any of their representations, warranties, or covenants contained in this Agreement. Any obligations of Purchaser to consummate the purchase of the

Included Assets and the assumption of the Assumed Liabilities are subject to the fulfillment (or the written waiver thereof by Purchaser) of each of the conditions precedent set forth below in this Article 5.

         5.2 PURCHASER'S CONDITIONS PRECEDENT TO CLOSING. The conditions precedent to the Closing in favor of Purchaser shall consist of the following:

              (a) PERFORMANCE BY SELLING PARTIES. Each of the representations and warranties of Selling Parties contained in Article 2 shall be true, accurate and complete in all material respects. In addition, Selling Parties shall, on or before the Closing, have substantially performed all of their covenants and obligations under this Agreement which by the terms of this Agreement are to be performed on or before the Closing. All actions necessary to authorize the execution, delivery, and performance of this Agreement by Selling Parties and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the board of directors of Selling Parties. Selling Parties shall have obtained all authorizations, consents, and permits of others required to permit the consummation of the transactions contemplated in this Agreement. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated by this Agreement shall have been issued by any federal or state court and remain in effect.

              (b) COMPLIANCE WITH THIS AGREEMENT. Selling Parties shall have substantially performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by them prior to or at the Closing.

              (c) APPROVAL OF DOCUMENTS. All actions, proceedings, instruments, and documents required to carry out this Agreement or any undertaking incidental thereto, and all other related legal matters shall be reasonably satisfactory in form and substance to Purchaser and its legal counsel.

              (d) NO LEGAL PROCEEDINGS. No action, suit, or other proceeding shall be instituted or, so far as may be known to Purchaser or Selling Parties, threatened before any court or governmental agency in which it is sought to: (1) restrain, prohibit, invalidate, or set aside (in whole or in part) the transactions contemplated by this Agreement; (2) affect the right of Purchaser to operate or control the Business or to use and enjoy the Included Assets after the Closing; or (3) obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement which, if decided adversely, could reasonably have a material adverse affect on Purchaser.

              (e) DELIVERY OF DOCUMENTS. Selling Parties shall have delivered to Escrowholder, on or before the Target Closing Date, the Closing Documents and such other documents and instruments as may be required to be delivered by Seller in order to complete the transactions contemplated in this Agreement.

              (f) NO MATERIAL ADVERSE CHANGE. During the period between the date of this Agreement and the Closing, Seller will have not sustained any material adverse change in its financial condition, liabilities, assets, customer order backlog, production backlog, business or prospects that would materially affect Purchaser's ability to conduct the Business after the Closing, it being agreed that no such change shall be deemed to be a "material adverse change" if the parties agree, through mutually good faith negotiations, that it can be corrected by an adjustment of the Purchase Price so as to maintain the parties' respective economic expectations under this Agreement.

              (g) CONSENTS AND APPROVALS. The lessors under the Equipment Leases, the parties (other than Selling Parties) to any contract or agreement to which Seller is a party or subject, and any governmental or regulatory body or authority having jurisdiction over Selling Parties to the extent that their consent or approval is required or necessary under the pertinent lease, contract, agreement, or other document or instrument, or under applicable orders, laws, rules, or regulations, for the consummation of the transactions contemplated hereby in the manner herein provided, shall have granted such consent or approval; provided, however, that (1) FAA or CAA approval of or authorization for the transfer of any FAA or CAA certificate or license and (2) consents of Seller's customers under the Customer Contracts shall not be a condition to the Closing.

              (h) APPROVAL OF COUNSEL; CORPORATE MATTERS. All actions, proceedings, resolutions, instruments, and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall have been approved by Hillyer & Irwin, counsel for Purchaser, in the exercise of their reasonable judgment. Selling Parties shall also have delivered to Purchaser such other documents, instruments, certifications, and further assurances as such counsel may reasonably require.

              (i) CORPORATE APPROVAL. The execution and delivery of this Agreement by Selling Parties, and the performance of its covenants and obligations under it, will have been duly authorized by all necessary corporate action, and Purchaser will have received copies of all resolutions pertaining to that authorization, certified by the corporate secretary of each Selling Party.

              (j) ASSIGNMENT OF INTELLECTUAL PROPERTY. The Selling Parties shall assign all of the Intellectual Property to Purchaser. The patent assignment instruments shall be in form satisfactory to legal counsel for Purchaser.

              (k) PURCHASE PRICE ALLOCATION. The parties shall have agreed on the allocation of the Purchase Price as provided in Section 1.3 above.

              (l) NON-COMPETITION AGREEMENT. Each of the Selling Parties shall have executed and delivered to Purchaser a Non-Competition Agreement substantially in the form of Exhibit "F" hereto. Such agreement shall provide, among other things, that Selling Parties shall be prohibited from soliciting employees of Purchaser to work for Selling Parties.

              (m) WARN ACT NOTICE. Promptly after the Effective Date, Seller shall grant Purchaser unrestricted access to Seller's Poway Facility in order to enable Purchaser to identify before the Balance Sheet Cut-Off Date - the employees of Seller whom Purchaser desires to hire after the Closing. See also
Section 4.1(b). After Seller receives Purchaser's list of employees whom Purchaser desires to hire, Seller shall give its employees appropriate notices under the WARN Act at least one (1) business day before the Closing pursuant to Section 7.10 below.

              (n) PHASE I ESA. Seller has previously provided Purchaser with a copy of a Phase I environmental site assessment for the Poway Facility which shall be reasonably satisfactory to Purchaser in form and substance.

              (o) GOVERNMENTAL APPROVALS. To the extent required, Purchaser shall have received confirmation that all necessary licenses, certifications, permits and approvals relating to the Business issued by federal, state and local governmental units (excluding the Governmental Airworthiness Approvals) listed on Schedule 1.1(e)) shall be in effect after the Closing so as to permit Purchaser to continue to operate in the Poway Facility during the Transition Period.

              (p) UCC SEARCH. Seller shall have delivered to Purchaser at least five (5) business days before the Target Closing Date a UCC lien search report prepared by a recognized reporting service with respect to liens, judgment liens, tax liens, and other mortgages and encumbrances that may be filed against any of the Included Assets. Such report shall be dated no more than thirty (30) days preceding the Target Closing Date. Seller shall, at the Closing, arrange for the application of the Cash Payment to the payment of any secured creditors of Seller and deliver to Purchaser in connection therewith copies of payoff demands from all such secured creditors. Selling Parties shall furnish evidence to Purchaser that all such liens are promptly released after the Closing. In the event that Purchaser ascertains that any such lien remains unpaid more than thirty (30) days after the Closing, Purchaser shall have the right to either demand that any Selling Party discharge the subject lien or pay the amount required to discharge the subject lien. The Selling Parties shall be jointly and severally liable to reimburse any amount so paid by Purchaser without regard to the Indemnity Cap.

              (q) BID AND PROPOSAL LIST. Seller has previously delivered to Purchaser the bid and proposal list for sales of the Products pursuant to
Section 2.40 above.

              (r) OPINION OF LEGAL COUNSEL. Purchaser shall have been furnished with the opinion of legal counsel to Simula, dated as of the Closing, to the effect that:

                   (1) Selling Parties are corporations duly organized, validly existing, and in good standing under the laws of the State of Arizona with full power and authority to enter into and perform their obligations under this Agreement, and are qualified to do business in any jurisdiction where such qualification is required.

                   (2) Selling Parties have full corporate power and authority to enter into and consummate the transactions contemplated by this Agreement.

                   (3) All proceedings required to be taken on the part of Selling Parties to authorize them to enter into, carry out and fully comply with the provisions of this Agreement, the Closing Documents, and any other documents to be executed by any Selling Party, and to transfer and deliver the Included Assets, have been duly, validly and properly taken. The execution, delivery and performance of the foregoing agreements of Selling Parties do not violate any provision of the

Articles of Incorporation or Bylaws of Selling Parties, or any agreements to which any Selling Party is bound.

                   (4) This Agreement and all other agreements to be executed by the Selling Parties pursuant hereto are valid and legally binding obligations of Selling Parties, enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws relating to or affecting the rights and remedies of creditors generally and by the general principles of equity.

                   (5) Except as to the matters described in Schedule 2.6, no Selling Party is a party to any pending or, to the knowledge of such counsel, threatened litigation, proceedings, claim or governmental investigation or audit which may either (1) materially adversely affect the Included Assets or impair the Purchaser's right or ability to operate the Business in the manner presently conducted by Seller, or (2) seek to prevent, restrain or interfere with the performance by Selling Parties of this Agreement.

              (s) HSR ACT CLEARANCE. The applicable waiting period under the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or shall have otherwise terminated without the U.S. Department of Justice or the Federal Trade Commission taking any action to delay or block the transactions contemplated in this Agreement.

              (t) PRODUCT LIABILITY INSURANCE TAIL COVERAGE. Seller shall have provided Purchase with evidence that Seller has purchased the product liability tail coverage specified in Section 7.7 below.


                                    ARTICLE 6
                CONDITIONS TO CLOSING IN FAVOR OF SELLING PARTIES

         Selling Parties' obligation to consummate this Agreement and the transactions contemplated by this Agreement is subject to the fulfillment (or the written waiver thereof by Selling Parties) of each of the following conditions precedent on or before the Closing, as specified below:

         6.1 PERFORMANCE BY PURCHASER. Each of the representations and warranties of Purchaser contained in Article 3 shall be true and correct. Purchaser shall, on or before the Closing, have performed all of its obligations under this Agreement and the Funding Agreement, which by the terms of this Agreement are to be performed on or before the Closing. All actions necessary to authorize the execution, delivery, and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by Purchaser. Purchaser shall have obtained all authorizations, consents, and permits of others required to permit the consummation of the transactions contemplated in this Agreement.

         6.2 ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated in this Agreement or to its consummation, will have been instituted or threatened on or before the Closing. No governmental authority shall have asserted that the transactions contemplated herein constitute a violation of law or give rise to liability on the part of any Selling Party.

         6.3 APPROVAL OF PROCEEDINGS. All actions, proceedings, instruments, and documents required to carry out this Agreement and all other related legal matters shall be reasonably satisfactory in substance to Seller and its counsel.

         6.4 DELIVERY OF DOCUMENTS AND FUNDS. Purchaser shall have delivered to Escrowholder on or before the Closing all documents to be signed by both Purchaser and any Selling Party, including without limitation the Closing Documents and the Cash Payment.

         6.5 TERMINATION OF HSR ACT WAITING PERIOD. The applicable waiting period under the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or shall have otherwise terminated without the U.S. Department of Justice and the Federal Trade Commission taking action to delay or block the transactions contemplated by this Agreement.

         6.6 LICENSE BACK OF PATENT RIGHTS. Purchaser and Shareholder shall have entered into a Patent License Agreement substantially in the form of Exhibit H hereto pursuant to which Shareholder and its affiliates are granted a license to utilize the 16G load limiting technology covered by the Shared Use Patent in accordance with the Patent License Agreement.

         6.7 TRANSITION SUPPORT AGREEMENT. Purchaser and Seller shall have entered into the Transition Support Agreement. The Transition Support Agreement shall be substantially in the form of Exhibit I attached hereto.


                                    ARTICLE 7
                              POST CLOSING MATTERS

         7.1 POST-CLOSING COVENANTS OF SELLING PARTIES. All the obligations to be performed by Selling Parties after the Closing pursuant to this Article 7 shall be deemed to be covenants for which Selling Parties shall be jointly and severally liable.

         7.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties contained in this Agreement shall survive the Closing and continue in full force and effect until the last day of the Indemnity Period.

         7.3  COLLECTION OF ACCOUNTS RECEIVABLE.

              (a) GUARANTY OF PAYMENT. Selling Parties shall guarantee to Purchaser that the unpaid balance of all Accounts Receivable of Seller acquired by Purchaser at the Closing will be paid within a collection period (the "Collection Period") of one hundred eighty (180) days following the Closing. Purchaser shall diligently exercise customary efforts to collect the Accounts Receivable in the ordinary course of business during the Collection Period. It is agreed that if Purchaser reduces or compromises any Account Receivable without a reasonable basis for doing so which arises out of

(1) problems with respect to Products sold by Seller or (2) errors in invoice preparation, Selling Parties shall have no obligation to pay the amount of the reduction or compromise granted by Purchaser. Any Accounts Receivable still outstanding at the end of the Collection Period shall be assigned by Purchaser back to Seller and, within ten (10) business days thereafter, Selling Parties shall pay to Purchaser the amount of the unpaid Accounts Receivable, in cash, less (1) the amount of the reserve for doubtful accounts reflected in the books of Seller on the Closing, and (2) the amount of any Accounts Receivable written off as uncollectible by Seller before the Closing but actually paid to Purchaser during the Collection Period. If more than one invoice is outstanding for any customer, the "first-in, first out" principle will be applied in determining the invoice to which a payment relates, unless the payment by its terms specifies or clearly indicates the invoice to which it relates.

              (b) PURCHASER'S COLLECTION EFFORTS. Purchaser will exercise prompt and diligent efforts to collect all unpaid Accounts Receivable before the end of the Collection Period; provided, however, that Purchaser will not be required to initiate legal proceedings for this purpose. Purchaser will cause all unpaid Accounts Receivable to be assigned to Seller, without recourse, at the time of Seller's payment of such Accounts Receivable.

              (c) CUSTOMER NOTICES. If requested by Purchaser, Seller shall cooperate with Purchaser in installing so-called "lock boxes" at all of Purchaser's banks so as to insure that payments made by customer of Seller after the Closing are paid to Purchaser and not Seller. After the Closing, Purchaser and Seller shall send a joint notice (signed by both Seller and Purchaser) to all of Seller's customers and vendors informing them of the Closing and instructing them about procedures to be followed in making payment to Purchaser and/or submitting invoices for payment by Purchaser. Such notices shall be prepared by Purchaser and sent out according to a schedule established by Purchaser.

         7.4 DISCHARGE OF BUSINESS OBLIGATIONS. From and after the Closing, except for the Assumed Liabilities, Seller shall pay and discharge, in accordance with its past practices but not less than on a timely basis, all of its obligations and liabilities in respect of the Business, its operations or the Included Assets and the properties used in the business, including without limitation any liabilities or obligations to employees, trade creditors, and customers of the Business.

         7.5 MAINTENANCE OF BOOKS AND RECORDS. Selling Parties shall preserve until the third (3rd) anniversary of the Closing Date all records possessed or to be possessed by any such party relating to any of the Included Assets, the Assumed Liabilities, or the Business prior to the Closing. After the Closing, where there is a legitimate purpose, such party shall provide the other parties with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (a) the officers and employees of such party and (b) the books of account and records of such party, but, in each case, only to the extent relating to the Included Assets, the Assumed Liabilities, or the Business prior to the Closing, and the other parties and their representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal business operations of such party. Such records may nevertheless be destroyed by a party if such party sends to the other parties written notice of its intent to destroy records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the thirtieth (30th) day after such notice is given unless another party objects to the destruction in which case the party seeking to destroy the records shall deliver such records to the objecting party. After the Closing, Selling Parties and Purchaser shall have the right to copy any financial records of Seller.

         7.6 TITLE TRANSFER DOCUMENTS. From and after the Closing, Selling Parties shall promptly refer all inquiries with respect to ownership of the Included Assets to Purchaser. In addition, Selling Parties shall execute such documents and financing statements as Purchaser may request from time to time to evidence transfer of the Included Assets to Purchaser, including any necessary assignments of financing statements affecting the Included Assets.

         7.7 POST-CLOSING PRODUCT LIABILITY CLAIMS. In the event that a product liability claim is asserted after the Closing with respect to Products which were sold by Seller at any time before the Closing, Seller shall be solely responsible for paying all such claims and Seller shall defend, indemnify, and hold Purchaser harmless from any loss, cost, or expense, including without limitation, reasonable attorneys' fees, arising out of any such claims. All other product liability claims shall be the sole responsibility of Purchaser and Purchaser shall indemnify Selling Parties from all losses, costs or expenses associated therewith in accordance with Article 8. Seller shall purchase an aviation products liability "tail coverage" insurance policy with limits of liability of at least Two Million Dollars ($2,000,000) per occurrence and a term of at least four (4) years unless such policy is duplicative of the insurance in force on the date hereof for all relevant time periods during which Seller has been selling the Products.

         7.8 PRODUCT WARRANTY CLAIMS. Seller and Purchaser have agreed on an offset for warranty claims for Products sold by Seller before the Closing in the amount of $1,721,912. Notwithstanding anything in this Agreement to the contrary, it is agreed that if the actual amount of warranty claims experienced by Purchaser after the Closing during the Indemnity Period exceeds the foregoing offset amount, Purchaser shall be entitled to assert claims against Selling Parties for any such excess warranty claims, subject, however, to the Indemnity Cap. Accordingly, Purchaser shall be solely responsible for handling (a) all unresolved warranty claims asserted by purchasers of the Products before the Closing, and (b) all warranty claims for Products sold by Seller which are asserted after the Closing. In addition, Purchaser shall be solely responsible for all warranty claims asserted after the Closing with respect to Products sold by Purchaser. Purchaser shall administer warranty claims for the Products in a business-like manner in accordance with Purchaser's usual business practices without unwarranted concessions or compromises for marketing purposes.

         7.9 TRANSITION SUPPORT AGREEMENT. After the Closing during the Transition Period, Selling Parties shall assist Purchaser in the orderly transition of Seller's manufacturing operations from Poway, California to the Weber Aircraft, Inc. facility in Gainesville, Texas. All of the respective obligations of the parties during this period shall be set out in a Transition Support Agreement substantially in the form of Exhibit I. Among other things, the Transition Support Agreement will provide that:

              (a) Purchaser shall be obligated to pay the lease obligations of Seller under Seller's lease for the Poway Facility for a period of six (6) months on the same terms and conditions stated in Seller's lease for such facility;

              (b) Selling Parties shall provide necessary corporate support for all computer systems used in the Business during the Transition Period;

              (c) Seller shall grant Purchaser a license to use such Assets which are to be utilized by Purchaser during the Transition Period, but which are not part of the Included Assets;

              (d) Effective as of the Closing, Purchaser shall become the employer of the individuals whom it elects to hire. Seller will cooperate in connection with the necessary transition of employees from its payroll to the payroll and benefits systems of Purchaser.

              (e) Actual out of pocket facilities costs, and other costs, incurred by Seller on behalf of Purchaser during the Transition Period will be paid by Purchaser without mark up. However, property, plant, equipment, tooling, and leasehold improvements used by Purchaser during the Transition Period but not purchased as part of the Included Assets shall be leased by Purchaser from Seller for a rental factor equal to one hundred fifteen percent (115%) of the applicable depreciation cost during the Transition Period. This 115% rental factor shall not be applied to the rent or other amounts due under Seller's lease for the Poway Facility.

         7.10 WARN ACT COMPLIANCE. Seller shall be responsible for giving all notices required under the WARN Act (29 U.S.C. Section 2101, et seq.) to be given to Seller's employees and for paying all costs that may arise thereunder. The WARN Act notice shall be given not earlier than before the Closing. See
Section 5.1(m). Any costs that may be imposed on Purchaser with respect to Seller's failure to comply with the WARN Act compliance shall not be subject to the Indemnity Cap.

         7.11 PAYMENTS TO SELLER'S EMPLOYEES. In addition to payments due under the WARN Act, Seller shall be solely responsible for paying all amounts due its terminated employees under applicable law, including without limitation severance pay, accruals for paid time off, etc., and Purchaser shall have no responsibility therefor.

         7.12 NO BANKRUPTCY FILING. Selling Parties agree that the transactions contemplated in this Agreement do not constitute a "fraudulent transfer" within the meaning of 11 U.S.C. Section 548. Shareholder covenants and agrees that it will not cause or permit Seller to file a voluntary or involuntary bankruptcy petition at any time during the twelve (12) months following the Closing.

         7.13 UNDISCLOSED COMMITMENTS TO SELLER'S CUSTOMERS. In the event that after the Closing any customer of Seller asserts a claim against Purchaser for a price or other concession relating to the sale of the Products (or spare parts therefor) made before the Closing which Selling Parties failed to disclose to Purchaser before the Closing, Selling Parties shall promptly resolve the claim, at Selling Parties' sole cost and expense, in a commercially reasonable manner so that the valuable business relationship between Purchaser and its customer is maintained. Selling Parties shall promptly notify Purchaser in writing of any such claim that may be asserted by a customer of Seller. A final determination (through arbitration or litigation) that any such claim by a customer of Seller is valid shall constitute a breach of Seller's representations and warranties.

         7.14 PAYMENT OF SIMULA PAYABLES. Purchaser shall pay the Simula Payables within two (2) business days after the date on which the Post-Closing Accounting Adjustments are made, subject, however, to Purchaser's offset rights under Section 0.3(hh)(2) above.

         7.15 CHANGE OF SELLER'S CORPORATE NAME. Purchaser shall have the exclusive right to use the mark "Airline Interiors" after the Closing. Accordingly, Seller agrees to change its corporate name no later than thirty
(30) days after the Closing.

         7.16 POST-CLOSING ACCOUNTING ADJUSTMENTS.

              (a) GENERAL. The parties shall determine the amount of the Post-Closing Accounting Adjustments in good faith in a manner consistent with this Agreement as soon as practicable after the Closing, but no later than thirty (30) days thereafter. After Purchaser and Selling Parties agree on the amount of the Post-Closing Accounting Adjustments, they will promptly make appropriate adjustments to the Cash Payment. If it is determined that Purchaser owes Seller additional funds, Purchaser shall pay the amount due within ten (10) days after the Post-Closing Accounting Adjustments are agreed on. If it is determined that Seller owes Purchaser funds because of an overpayment of the Cash Payment, Purchaser shall be entitled to offset the amount so owed Purchaser by Seller against the amount of the Simula Payables. If the amount of the Post-Closing Accounting Adjustments that may be due Purchaser exceeds the amount of the Simula Payables, Simula shall pay any amount due Purchaser within five
(5) business days after demand.

              (b) INVENTORY COUNT ADJUSTMENTS. As part of the Post-Closing Accounting Adjustments, the parties shall verify the parts count used in determining the valuation of the Included Inventory as shown on the Pre-Closing Balance Sheet in the manner provided in this Section 7.16(b). Immediately after the Closing, Purchaser shall conduct a physical inventory (utilizing procedures approved by Purchaser's outside auditors) of the Included Inventory in order to verify that the inventory count used to fix the value of same on the Pre-Closing Balance Sheet was accurate as of the Closing. Selling Parties' representatives may participate in this post-Closing inventory count. If it is later determined that the assumed physical inventory count used to prepare the Pre-Closing Balance Sheet was in error, an appropriate adjustment shall be made to the Cash Payment at the time specified in Section 7.16(a), it being agreed that Purchaser shall have, if applicable, the same right of offset against the Simula Payables under this Section 7.16(b) as provided in the last sentence of said section.


                                    ARTICLE 8
                                 INDEMNIFICATION

         8.1 INDEMNIFICATION BY SELLING PARTIES. The indemnification obligations of Selling Parties under this Section 8.1 are in addition to any other indemnification obligations which they may have under other provisions of this Agreement. Selling Parties agree to defend, indemnify, and hold harmless Purchaser (and companies owned by or under common control of Zodiac, S.A.), and their respective employees, representatives, officers, directors, and agents from and against any costs, losses, damages, liabilities, and expenses except as disclosed in this Agreement and the schedules hereto (including without limitation interest, penalties, and reasonable attorneys' fees) of any kind or nature whatsoever which may be sustained or suffered by Purchaser by reason of any claim, action, or proceeding asserted or instituted and based upon or involving (a) a breach of any representation, warranty, covenant, or obligation of Seller or Shareholder in this Agreement or in any schedule, exhibit, certificate, or financial statement delivered hereunder or in connection herewith, or (b) the Excluded Liabilities (collectively, the "Indemnifiable Claims").

         8.2 INDEMNIFICATION BY PURCHASER. Purchaser agrees to defend, indemnify, and hold harmless Selling Parties, their respective employees, representatives, officers, directors, and agents from and against any costs, damages, liabilities, losses, lawsuits, and expenses (including without limitation interest, penalties, and reasonable attorneys' fees) of any kind or nature whatsoever which may be sustained or suffered by Selling Parties by reason of any claim, action, or proceeding asserted or instituted and based upon or involving (a) a breach of any representation, warranty, covenant, or obligation made by Purchaser in this Agreement or (b) the Assumed Liabilities.

         8.3 NOTICE; DEFENSE OF CLAIMS. This Section 8.3 shall relate to the handling of Indemnifiable Claims. Purchaser shall have the right to control the defense of any third-party claim, action, or proceeding filed against it with respect to any Indemnifiable Claims. Purchaser shall give prompt written notice to the Selling Parties of each Indemnifiable Claim. Such notice shall be given no later than thirty (30) days after Purchaser receives notice or actual knowledge thereof, and shall specify the amount and nature of the claim, and of any other relevant information. Selling Parties shall have the right to participate at their own expense in the defense of any such matter or its settlement, if, in the opinion of Purchaser, the Business acquired by Purchaser would not be impaired thereby. Purchaser may authorize the Selling Parties, if they so desire, to take over the defense of such matter so long as such defense is handled in a diligent and expeditious manner. Purchaser and Selling Parties agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such claim, action, or proceeding.

         8.4 PAYMENT OF INDEMNIFIABLE CLAIMS. Indemnifiable Claims shall be paid or otherwise satisfied by the Selling Parties, within ninety (90) days after notice of a bona fide Indemnifiable Claim is given to Selling Parties by Purchaser, unless such claim is disputed pursuant to Section 8.5 below.

         8.5 DISPUTE RESOLUTION. If Selling Parties or Purchaser dispute their liability with respect to any Indemnifiable Claim, such dispute, or any other dispute in connection with this Article 8 shall be resolved by arbitration pursuant to Section 10.12 below.

         8.6 LIMITATIONS ON OBLIGATIONS TO INDEMNIFY.

              (a) THRESHOLD. Except in the event of claims based upon fraud, neither Selling Parties nor Purchaser shall have any obligation to indemnify the indemnitee in respect of any single Loss or Losses, the aggregate amount of which is equal to or less than Seventy-Five Thousand Dollars ($75,000). If any Loss or Losses exceeds that amount, the indemnifying party shall be obligated to indemnify the indemnified party for the full amount of the Loss or Losses on a "dollar one" basis. In other words, if the amount of a Loss were to exceed Seventy-Five Thousand Dollars

($75,000), the indemnifying party would be obligated to indemnify the indemnified party for the full amount of the Loss, not just the portion in excess of Seventy-Five Thousand Dollars ($75,000).

              (b) MAXIMUM AMOUNT AND TIME LIMIT. Neither Selling Parties nor Purchaser shall have any obligation to indemnify the other in respect of Losses exceeding the Indemnity Cap in the aggregate, or in respect of any Loss, a claim for which is made after the end of the Indemnity Period.


                                    ARTICLE 9
                            TERMINATION OF AGREEMENT

         9.1 TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing Date as follows:

              (a) By mutual written consent of Purchaser and Seller;

              (b) By any party if it reasonably determines that the purchase of the Included Assets has become impractical by reason of the institution by state, local or federal governmental authorities or any other person or entity of any material litigation, arbitration, grievance or other proceedings relating to this transaction against any of the parties, and notifies the other parties in writing of such determination;

              (c) By any party if the transactions contemplated in this Agreement have not closed on or before the Closing Deadline through no fault of either party, by giving the other party at least ten (10) business days prior written notice of termination; or

              (d) By Purchaser or Selling Parties pursuant to Section 9.2 below, due to the failure to obtain HSR Act clearance on or before the Closing Deadline. If the parties mutually agree, the Closing Deadline shall be extended for a reasonable period of time in order to permit the parties to pursue regulatory appeals with governmental agencies having jurisdiction over the HSR Act approval process.

         9.2 FAILURE TO OBTAIN HSR ACT CLEARANCE. Notwithstanding anything in this Agreement to the contrary, Purchaser and Selling Parties shall have the right to terminate this Agreement and cancel the Escrow if the Closing does not occur before the Closing Deadline because the parties fail to obtain HSR Act clearance under Section 5.2(s) above. A party may elect to cancel this Agreement by giving written notice (the "Termination Notice") to the other parties and Escrowholder at any time after the Closing Deadline. Upon receipt of the Termination Notice, Escrowholder shall refund to Purchaser all funds then held in the Escrow, including accrued interest, and return all documents in the Escrow to the parties who had deposited same. If a Termination Notice is sent, Purchaser shall promptly vacate the Poway Facility and return to Seller all property of Seller which may then be in Purchaser's possession.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

         10.1 NOTICES.

              (a) METHOD OF DELIVERY. Any notice, request, demand, consent, approval or other communication (hereafter "notice") required or permitted under this Agreement or by law shall be in writing and delivered by any of the following means: (1) personally delivering the notice to a senior officer or duly authorized representative of the other party, (2) depositing the notice in the United States mail, postage prepaid, duly certified (return-receipt requested), (3) sending the notice by a commercial overnight delivery service (such as FedEx) which maintains delivery records, or (4) sending the notice by electronic facsimile or telecopier ("fax") (with the sending party retaining evidence of the time and date of transmission). Confirmations of any notices sent by fax shall be sent by mail as provided above.

              (b) ADDRESSES. Notices shall be addressed as follows:


              If to Seller:        Airline Interiors, Inc.
                                   12325 Kerran Street
                                   Poway, CA 92064
                                   Attn: Donald Rutter
                                   Fax No.: (858) 748-0590

              With copies to:      Simula, Inc.
                                   2700 North Central Avenue
                                   Suite 1100
                                   Phoenix, AZ 85004
                                   Attn: Bradley P. Forst, Esq.
                                   Fax No.: (602) 631-9005

              If to Purchaser:     Weber Aircraft, Inc.
                                   2000 Weber Drive
                                   Gainesville, Texas 76240
                                   Attn: Michel Labarre
                                   Fax: (940) 668-4853

              With copies to:      Zodiac, S.A.
                                   2, rue Maurice Mallet
                                   92137, Issy-les-Moulineaux Cedex
                                   France
                                   Attn:  Jean-Jacques Jegou
                                   Fax No: (011-331) 41 23 23 10

                                   Hillyer & Irwin
                                   550 West C Street, 16th Floor
                                   San Diego, CA 92101
                                   Attn: William A. Reavey, Esq.
                                   Fax No.: (619) 595-1313


Any party may, from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above. It is agreed that separate notices need not be sent to Simtec. Notices sent to Simula shall be deemed to have been sent to Simtec.

              (c) EFFECTIVENESS. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If sent by mail, notices shall be deemed fully delivered and received three (3) business days after the date of the postmark on the certified mail receipt. If sent by commercial overnight delivery service, notices shall be deemed fully delivered and received one (1) business day after the date of deposit with such commercial overnight delivery service. If sent by fax, notices shall be deemed received twenty-four (24) hours after transmission. Notices may not be sent by e-mail. Rejection or other refusal to accept a notice or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice sent. In the event of a postal strike, all notices shall be personally delivered, sent by commercial overnight delivery service, or sent by fax.

         10.2 EXPENSES. Except for liabilities expressly assumed by Purchaser in the Assignment and Assumption Agreement, Purchaser and Seller shall each pay their own costs and expenses (including, without limitation, the fees and expenses of their counsel, auditors and accountants and any finders' fees) incidental to the preparation and carrying out of this Agreement and the transactions contemplated hereby.

         10.3 FINDERS' FEES. Each of the parties represents and warrants to the other that, to the extent it has engaged any broker, finder or other person who is entitled to a brokerage or other fee or commission in respect of the execution of this Agreement and the consummation of the transactions contemplated hereby, such fee is the sole responsibility of such party. Purchaser shall indemnify and hold Seller harmless against and in respect of any and all claims, liabilities and/or expenses which may be asserted against Seller by any such broker or other person on the basis of any arrangement or agreement made or alleged to have been made by Purchaser, its agents or employees; and Seller shall indemnify and hold Purchaser harmless in respect of any and all claims, liabilities and/or expenses which may be asserted against Purchaser by any such broker or other person on the basis of any arrangement or agreement made or alleged to have been made by Seller, its agents or employees.

         10.4 INTEGRATION AND AMENDMENT. This Agreement supersedes any and all previous agreements between the parties with respect to the subject matter herein and may not be amended other than by a written instrument executed by Purchaser and Seller, except for the Confidentiality Agreements dated March 15, 1999 and July 2, 1999, which shall remain in effect through the Closing and which shall remain in effect in the event this Agreement is terminated. This Agreement is one of a series of agreements referenced in this Agreement which are part of an integrated transaction. All such agreements shall be taken as a whole in order to ascertain the intent of the parties. In the event of a conflict between this Agreement and the other ancillary agreements referenced in this Agreement, this Agreement shall control.

         10.5 CAPTIONS. The captions and headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         10.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

         10.7 PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         10.8 ASSIGNMENT. No party hereto shall assign this Agreement without first obtaining the written consent of the other parties; provided, however, that notwithstanding anything in this Agreement to the contrary, Purchaser shall be entitled to assign this Agreement, in whole or in part, to any wholly-owned subsidiary of Purchaser, it being agreed, however, that no such assignment shall release or relieve Purchaser from any liability under this Agreement.

         10.9 INTERPRETATION. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning, and not for or against any party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

         10.10 GOVERNING LAW; VENUE. This Agreement and any interpretation hereof and the resolution of any dispute hereunder shall be governed by the laws of the State of California, and subject to the parties' obligation to arbitrate and dispute any action to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in the appropriate state or federal court in San Diego County, California. For this purpose each party hereto hereby expressly and irrevocably consents to the jurisdiction of said court, it being understood and agreed that the parties are obligated to arbitrate disputes between them pursuant to Section 10.12.

         10.11 LISTING OF SCHEDULES AND EXHIBITS. The schedules and exhibits referenced to this Agreement are listed on Annex 1 and Annex 2, respectively. All such schedules and exhibits are hereby incorporated into this Agreement by this reference. Said schedules and exhibits are not attached to this Agreement, but shall be attached to this Agreement by execution of an amendment of this Agreement prepared for such purpose. Such amendment shall be executed at least five (5) business days before the Balance Sheet Cut-Off Date.

         10.12 ARBITRATION.

              (a) GENERAL. Any controversy, claim, or dispute among the parties hereto arising out of or related to this Agreement or the breach thereto, which cannot be settled amicably by the parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of
Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall determine all questions of fact and law relating to any controversy, claim, or dispute hereunder, including but not limited to whether or not any such controversy, claim, or dispute is subject to the arbitration provisions contained herein.

              (b) THIRD-PARTY CONTROVERSY. If a controversy, claim, or dispute arises among the parties hereto which is subject to the arbitration provisions hereunder, and there exists or later arises a controversy, claim, or dispute between the parties hereto and any third party, which controversy, claim, or dispute arises out of or relates to the same transaction or series of transactions, said third party controversy, claim, or dispute shall be consolidated with the arbitration proceedings hereunder; provided, however, that any such third party must be a party to an agreement with a party hereto which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein or, if not, must consent to arbitration as provided for hereunder.

              (c) VENUE. All arbitration proceedings shall be held in San Diego, California.

              (d) NOTICES. Notice of the demand for arbitration shall be filed in writing with Purchaser and Simula (on behalf of all Selling Parties), as applicable, to this Agreement and with the American Arbitration Association.

         10.13 GUARANTEE BY ZODIAC, S.A.. Purchaser is a wholly-owned subsidiary of Zodiac, S.A., a French corporation ("Zodiac"). By signing below, Zodiac agrees to unconditionally guarantee the full and complete performance of all of Purchaser's obligations under this Agreement, including without limitation, Purchaser's obligation to pay the Cash Payment in accordance with this Agreement. Such guarantee shall, however, terminate as of the Closing.

         10.14 STATUS OF SCHEDULES AND EXHIBITS. As of the date of this Agreement, not all of the schedules listed on Annex 1 and all of the exhibits listed on Annex 2 have been put in final form. The status of such schedules and exhibits as of the date of execution of this Agreement is set forth in the following tables. The parties shall agree on the final form of said schedules and exhibits on or before the Effective Date.

                                     ANNEX 1

                           LIST OF ATTACHED SCHEDULES


---------------------------------------------------------------------------------
 CONTROL     SCHEDULE             DESCRIPTION                        STATUS
   NO.         NO.
---------------------------------------------------------------------------------
    1         0.3(e)   Schedule of Assumed Liabilities               Open
---------------------------------------------------------------------------------
    2         0.3(u)   Schedule of Excluded Assets                   Open
---------------------------------------------------------------------------------
    3         0.3(v)   Schedule of Excluded Liabilities              Open
---------------------------------------------------------------------------------
    4         1.1(a)   Schedule of Accounts Receivable               Update
---------------------------------------------------------------------------------
    5         1.1(c)   Schedule of Customer Contracts                Complete
---------------------------------------------------------------------------------
    6         1.1(d)   Schedule of Equipment Leases                  Complete
---------------------------------------------------------------------------------
    7         1.1(e)   Schedule of Governmental Airworthiness        Complete
                       Approvals
---------------------------------------------------------------------------------
    8         1.1(f)   Schedule of Included Inventories              Update
---------------------------------------------------------------------------------
    9         1.1(g)   Schedule of Intellectual Property             Complete
---------------------------------------------------------------------------------
    10        1.1(i)   Schedule of Other Assets                      Complete
---------------------------------------------------------------------------------
    11        1.1(j)   Schedule of Software Licenses                 Update
---------------------------------------------------------------------------------
    12        1.1(k)   Schedule of Supplies                          Complete
---------------------------------------------------------------------------------
    13        1.1(l)   Schedule of Tangible Personal Property        Complete
---------------------------------------------------------------------------------
    14        1.1(m)   Schedule of Tooling                           Complete (no
                                                                     location)
---------------------------------------------------------------------------------
    15        1.1(n)   Schedule of Vendor Contracts                  Complete
---------------------------------------------------------------------------------
    16         2.4     Schedule of Defaults and Violations           Complete
---------------------------------------------------------------------------------
    17         2.6     Schedule of Pending Litigation Matters        Complete
---------------------------------------------------------------------------------
    18         2.8     Schedule of Other Governmental Licenses,      Complete
                       Permits, and Authorizations
---------------------------------------------------------------------------------
    19         2.9     Schedule of Title Exceptions                  Complete
---------------------------------------------------------------------------------
    20         2.11    Schedule of Obligations and Commitments to    Open
                       Third Parties Other than Customers
---------------------------------------------------------------------------------
    21         2.13    Schedule of Financial Statements              Income Stmt?
---------------------------------------------------------------------------------
    22         2.14    Schedule of Material Adverse Changes          Open
---------------------------------------------------------------------------------
    23         2.16    Schedule of Uncollectible Accounts            Complete
                       Receivable
---------------------------------------------------------------------------------
    24         2.17    Schedule of Accounts Payable                  Update
---------------------------------------------------------------------------------
    25         2.18    Schedule of Required Consents and             Complete
                       Approvals
---------------------------------------------------------------------------------
    26      2.19(a)(1) Schedule of Personnel Agreements, Policies,   Complete
                       Procedures, etc.
---------------------------------------------------------------------------------
    27      2.19(a)(2) Schedule of Group Health Insurance Benefits   Complete
---------------------------------------------------------------------------------
    28       2.19(b)   Schedule of Material Employee-Related         Complete
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 CONTROL     SCHEDULE             DESCRIPTION                        STATUS
   NO.         NO.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                       Obligations
---------------------------------------------------------------------------------
    29       2.19(c)   Schedule of Personnel Payroll Roster          Complete
--------------------------------------------------------------------------------
    30       2.19(d)   Schedule of Accrued Vacation and Sick Day     Complete
                       Allowances
--------------------------------------------------------------------------------
    31       2.19(g)   Schedule of Severance Pay Obligations         Update
--------------------------------------------------------------------------------
    32         2.21    Schedule of Material Pending Insurance        Complete
                       Claims
--------------------------------------------------------------------------------
    33       2.22(a)   Schedule of Standard Product Warranty         Complete
--------------------------------------------------------------------------------
    34       2.22(b)   Schedule of Material Warranty Claims          Open
--------------------------------------------------------------------------------
    35       2.22(c)   Schedule of Special Warranty Arrangements     Complete
--------------------------------------------------------------------------------
    36         2.23    Schedule of Banks and Financial Institutions  Complete
--------------------------------------------------------------------------------
    37         2.24    Schedule of Trade Names, Logos,               Complete
                       Trademarks, and Copyrights
--------------------------------------------------------------------------------
    38         2.25    Schedule of Patents and Patent Rights         Complete
--------------------------------------------------------------------------------
    39         2.26    Schedule of Sales Agents                      Complete
--------------------------------------------------------------------------------
    40         2.29    Schedule of Customer List                     Complete
--------------------------------------------------------------------------------
    41         2.30    Schedule of Interests in Customers,           Complete
                       Suppliers, and Competitors
--------------------------------------------------------------------------------
    42         2.34    INTENTIONALLY DELETED
--------------------------------------------------------------------------------
    43         2.36    Schedule of Service Bulletins                 Complete
--------------------------------------------------------------------------------
    44         2.38    Schedule of Customer Order Backlog            Complete
--------------------------------------------------------------------------------
    45         3.4     Schedule of Violations by Purchaser           Complete
--------------------------------------------------------------------------------


                                     ANNEX 2

                            LIST OF ATTACHED EXHIBITS


--------------------------------------------------------------------------------
  CONTROL    EXHIBIT             DESCRIPTION                        STATUS
    NO.        NO.

--------------------------------------------------------------------------------
    46          A      Pro Forma Closing Date Balance Sheet         Approved
--------------------------------------------------------------------------------
    47          B      Inventory Valuation Methodology              Approved
--------------------------------------------------------------------------------
    48          C      Inventory Reserve Methodology                Approved
--------------------------------------------------------------------------------
    49          D      Assignment and Assumption Agreement          Not Approved
--------------------------------------------------------------------------------
    50          E      Bill of Sale                                 Not Approved
--------------------------------------------------------------------------------
    51          F      Non-Competition Agreement                    Not Approved
--------------------------------------------------------------------------------
    52          G      Funding Agreement                            Not Approved
--------------------------------------------------------------------------------
    53          H      Patent License Agreement                     Not Approved
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    54          I      Transition Support Agreement                 Not Approved
--------------------------------------------------------------------------------
    55          J      Assignment of Intellectual Property          Not Approved
--------------------------------------------------------------------------------


         10.15 LOCATION OF DUE DILIGENCE MATERIALS. The due diligence materials referenced on the schedules listed on Annex 1 will not be attached to this Agreement. Rather, such materials are located in binders containing such due diligence materials maintained by Hillyer & Irwin.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have duly executed this Asset Purchase Agreement as of the date first set forth above.


"SELLER"                          AIRLINE INTERIORS, INC., an Arizona
                                  corporation


                                  By: /s/ Brad Forst
                                     ----------------------------------------
                                  Printed Name: Brad Forst
                                               ------------------------------
                                  Its: Secretary
                                      ---------------------------------------


"SIMTEC"                          SIMULA TRANSPORTATION EQUIPMENT
                                  CORPORATION, an Arizona corporation


                                  By: /s/ Brad Forst
                                     ----------------------------------------
                                  Printed Name: Brad Forst
                                               ------------------------------
                                  Its: Secretary
                                      ---------------------------------------


"SIMULA"                          SIMULA, INC., an Arizona corporation


                                  By: /s/ Brad Forst
                                     ----------------------------------------
                                  Printed Name: Brad Forst
                                               ------------------------------
                                  Its: Exec. Vice President - General Council
                                      ---------------------------------------



"PURCHASER"                       WEBER AIRCRAFT, INC., a Delaware corporation


                                  By: /s/ Michel Labarre
                                     ----------------------------------------
                                        Michel Labarre, President



                           [SIGNATURE PAGE CONTINUES]

                             SIGNATURE OF GUARANTOR


         The undersigned is executing this signature page for the limited purpose of confirming that the undersigned is guaranteeing the obligations of Purchaser under the above Agreement, as more fully provided in Section 10.13 above.


Dated: 12/27/99                        ZODIAC, S.A., a French corporation
      ------------------

                                       By: /s/ Jegou J. Jacques
                                          --------------------------------------

                                       Printed Name: Jegou J. Jacques
                                                    ----------------------------

                                       Its: Chief Financial Officer
                                           -------------------------------------



                              ACCEPTANCE OF ESCROW


         By signing below, the undersigned Escrowholder accepts the Escrow and agrees to comply with the escrow instructions contained in the above Agreement.


Dated: 1-10-2000                        Bank One, Arizona, NA
      ------------------               -----------------------------------------


                                       By: /s/ Susan J. McCord
                                          --------------------------------------

                                       Printed Name:  Susan J. McCord
                                                    ----------------------------

                                       Its: Vice President
                                           -------------------------------------

                                    EXHIBIT A

                            TERM LOAN PROMISSORY NOTE


                                                               December 30, 1999

$5,000,000

FOR VALUE RECEIVED, each of the undersigned, jointly and severally (collectively, the "Company"), promises to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (herein "CITBC") at its office located at 300 South Grand Avenue, 3rd Floor, Los Angeles, California 90071, in lawful money of the United States of America and in immediately available funds, the principal amount of Five Million Dollars ($5,000,000) payable in equal monthly principal installments of $555,556 each commencing on the date 90 days after the Closing Date, and each subsequent installment shall be due on the same day of the month, followed by an installment of the remaining principal balance together with accrued and unpaid interest at the maturity date hereof on August 31, 2000. In any event, the principal balance hereof and any accrued and unpaid interest shall be due and payable upon the maturity of the Obligations under the Financing Agreement.

The Company further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the date and at the rate specified in Section 8, Paragraph 2 of the Financing Agreement of even date herewith between the Company and CITBC (the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Note is the Term Loan Promissory Note referred to in the Financing Agreement, evidences the Term Loan thereunder, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

Upon the occurrence of any one or more of the Events of Default specified in the Financing Agreement or upon termination of the Financing Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, at the sole election of CITBC, immediately due and payable as provided in the Financing Agreement.


SIMULA, INC.

By /s/ James C. Dodd
   -----------------------------------

Title: Executive Vice President & CFO
       ------------------------------


AIRLINE INTERIORS, INC.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


ARTCRAFT INDUSTRIES CORP.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


SIMULA TRANSPORTATION
EQUIPMENT CORPORATION
(formerly known as INTAERO INC.)

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


INTERNATIONAL CENTER FOR
SAFETY EDUCATION, INC.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------

SIMULA AUTOMOTIVE SAFETY
DEVICES, INC.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


SIMULA COMPOSITES
CORPORATION

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


SIMULA POLYMER SYSTEMS, INC.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


SIMULA SAFETY SYSTEMS, INC.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


SIMULA TECHNOLOGIES, INC.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------

SIMULA AUTOMOTIVE SAFETY
DEVICES, LIMITED

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------


CCEC CAPITAL CORP.

By /s/ James C. Dodd
   -----------------------------------

Title: Treasurer
       ------------------------------

CIT / SIMULA


                                   Schedule 1

                            Existing Liens (Attached)

                                   SCHEDULE 1

                                 Existing Liens

===============================================================================================================================
                                 FILE NUMBER                                                              THRU DATE/
NAME SEARCHED   JURISDICTION        DATE                SECURED PARTY                    COLLATERAL          STATUS      ACTION
-------------------------------------------------------------------------------------------------------------------------------
SIMULA, INC.    SOS, AZ          774717        AVNET COMPUTER TECHNOLOGIES, INC.   Equipment              12-10-99
                UCC              02-08-94
-------------------------------------------------------------------------------------------------------------------------------

                                 774719        AVNET COMPUTER TECHNOLOGIES, INC.   Equipment
                                 02-08-94
-------------------------------------------------------------------------------------------------------------------------------

                                 806105        AVNET COMPUTER TECHNOLOGIES, INC.   Equipment
                                 10-24-94
-------------------------------------------------------------------------------------------------------------------------------

                                 924130        US BANCORP LEASING & FINANCIAL      Equipment and proceeds
                                 07-02-96
-------------------------------------------------------------------------------------------------------------------------------

                                 935636        US BANCORP LEASING & FINANCIAL      Specific Equipment
                                 09-18-96
-------------------------------------------------------------------------------------------------------------------------------

                                 940491        US BANCORP LEASING & FINANCIAL      Equipment and proceeds
                                 10-22-96
-------------------------------------------------------------------------------------------------------------------------------

                                 948142        US BANCORP LEASING & FINANCIAL      Specific Equipment
                                 12-17-96
-------------------------------------------------------------------------------------------------------------------------------


CIT\SIMULA\SCHEDULE 1              Page 1 of 9

                                   SCHEDULE 1

                                 Existing Liens

                                           FILE NUMBER                                                   THRU DATE/
NAME SEARCHED        JURISDICTION              DATE             SECURED PARTY         COLLATERAL            STATUS           ACTION
-----------------------------------------------------------------------------------------------------------------------------------
                                            955078           US BANCORP LEASING       Specific Equipment
                                            02-07-97         & FINANCIAL
-----------------------------------------------------------------------------------------------------------------------------------
                                            984273           WELLS FARGO LEASING      Computer Equipment
                                            9-11-97          CORPORATION              (lease)
-----------------------------------------------------------------------------------------------------------------------------------
                                            01042061         BANK ONE, ARIZONA,       Blanket
                                            11-18-98         NA
-----------------------------------------------------------------------------------------------------------------------------------
                                            01001258         WELLS FARGO LEASING      Computer Equipment
                                            01-20-98         CORPORATION              (lease)
-----------------------------------------------------------------------------------------------------------------------------------
                                            1060115          NEW ENGLAND CAPITAL      Communications
                                            03-30-99         CORPORATION              Equipment
-----------------------------------------------------------------------------------------------------------------------------------
                     Maricopa County, AZ                                                                   10-27-99
                     UCC, Tax Liens,                                                                       Clear
                     Judgments, Suits
-----------------------------------------------------------------------------------------------------------------------------------
AIRLINE INTERIORS,   SOS, AZ                1042065          BANK ONE, ARIZONA,       Blanket              12-10-99
INC.                 UCC                    11-18-98         NA
-----------------------------------------------------------------------------------------------------------------------------------
                    Maricopa County, AZ                                                                    10-27-99
                    UCC, Tax Liens,                                                                        Clear
                    Judgments, Suits
-----------------------------------------------------------------------------------------------------------------------------------


CIT\SIMULA\SCHEDULE 1             Page 2 of 9

                                   SCHEDULE 1

                                 Existing Liens

------------------------------------------------------------------------------------------------------------------------------
                                          FILE NUMBER                                                       THRU DATE/
     NAME SEARCHED         JURISDICTION      DATE                SECURED PARTY           COLLATERAL           STATUS    ACTION
------------------------------------------------------------------------------------------------------------------------------
AIRLINE INTERIORS, INC.       SOS, CA      9508760473       SOUTHWEST YALE MATERIAL      1 forklift           12-01-99
                              UCC          03-23-95         HANDLING COMPANY
------------------------------------------------------------------------------------------------------------------------------
                                           9530760787       MASTER LEASE DIV OF TOKAI    IDS phone system
                                           11-01-95
------------------------------------------------------------------------------------------------------------------------------
                                           9634860727       U.S. BANCORP LEASING         Specific Equipment
                                           12-13-96         & FINANCIAL                  (lease)
------------------------------------------------------------------------------------------------------------------------------
                                           9705060100       U.S. BANCORP LEASING         Specific Equipment
                                           02-10-97         & FINANCIAL                  (lease)
------------------------------------------------------------------------------------------------------------------------------
                                           9705660817       MINOLTA BUSINESS SYSTEMS     1 copier (lease)
                                           02-18-97
------------------------------------------------------------------------------------------------------------------------------
                                           9709760767       TOKAI FINANCIAL SERVICES,    IDS phone system
                                           03-31-97         INC.
------------------------------------------------------------------------------------------------------------------------------
                                           9823660539       NEW ENGLAND CAPITAL          Specific Equipment
                                           08-20-98         CORPORATION                  (lease)
------------------------------------------------------------------------------------------------------------------------------
                                           9906760112       CROWN CREDIT COMPANY         Specific Equipment
                                           02-25-99
------------------------------------------------------------------------------------------------------------------------------
                                           9924560183       MINOLTA BUSINESS SYSTEMS     Copiers (lease)
                                           08-20-99
------------------------------------------------------------------------------------------------------------------------------
ARTCRAFT INDUSTRIES CORP.     SOS, AZ      1042066          BANK ONE, ARIZONA, NA        Blanket
                              UCC          11-18-98
------------------------------------------------------------------------------------------------------------------------------


CIT\SIMULA\SCHEDULE 1             Page 3 of 9

                                   SCHEDULE 1
                                 Existing Liens

                                              FILE NUMBER                                                         THRU DATE/
NAME SEARCHED         JURISDICTION                DATE              SECURED PARTY          COLLATERAL              STATUS     ACTION
____________________________________________________________________________________________________________________________________
ARTCRAFT             Maricopa County, AZ                                                                           10-27-99
INDUSTRIES CORP.     UCC, Tax Liens,                                                                               Clear
                     Judgments, Suits
____________________________________________________________________________________________________________________________________
                     SOS, WI                  1714065               FBS BUSINESS FINANCE   Specific Equipment      10-28-99
                     UCC                      11-10-97              CORPORATION            (lease)
____________________________________________________________________________________________________________________________________
                                              1727698               FBS BUSINESS FINANCE    Specific Equipment
                                              01-12-98              CORPORATION
____________________________________________________________________________________________________________________________________
                                              1736595               U.S. BANCORP LEASING    6 commercial sewing
                                              02-16-98              & FINANCIAL             machines
____________________________________________________________________________________________________________________________________
                                              1750761               LPI SOFTWARE FUNDING    Specific Equipment
                                              04-13-98              GROUP, INC.             (lease)
____________________________________________________________________________________________________________________________________
                                              1805630               BANK ONE, ARIZONA, NA   Blanket
                                              11-19-98
____________________________________________________________________________________________________________________________________
                                              1805631               BANK ONE, ARIZONA, NA   Blanket
                                              11-19-98
____________________________________________________________________________________________________________________________________
                     Clayton County, GA       031-98-003184         U.S. BANCORP LEASING    commercial sewing      12-03-99
                     UCC, Tax Liens,          05-19-98              & FINANCIAL             machines
                     Judgments, Suits
____________________________________________________________________________________________________________________________________
                     Fulton County, GA        23430                 FBS BUSINESS            Specific Equipment     11-16-99
                     UCC, Tax Liens,          11-12-97              FINANCE CORPORATION     (lease)
                     Judgments, Suits
____________________________________________________________________________________________________________________________________

CIT\SIMULA\SCHEDULE 1             Page 4 of 9

                                   SCHEDULE 1

                                 Existing Liens

                                                   FILE NUMBER                                            THRU DATE/
NAME SEARCHED                  JURISDICTION            DATE           SECURED PARTY       COLLATERAL        STATUS        ACTION
-------------                  ------------        -----------        -------------       ----------      ----------      ------

ARTCRAFT INDUSTRIES CORP.     Gwinnett County, GA                                                          12-08-99      unofficial
                              UCC, Tax Liens,                                                              Clear          search
                              Judgments, Suits

INTERNATIONAL CENTER FOR      SOS, AZ                1042071      BANK ONE, ARIZONA, NA     Blanket        12-10-99
SAFETY EDUCTION, INC.         UCC                    11-18-98

                              Maricopa County, AZ                                                          10-27-99
                              UCC, Tax Liens,                                                              Clear
                              Judgments, Suits

SIMULA AUTOMOTIVE             SOS, AZ                945969       US BANCORP LEASING        Computer
SAFETY DEVICES, INC.          UCC                    12-03-96     & FINANCIAL               Equipment

                                                     948141       US BANCORP LEASING        Computer
                                                     12-17-96     & FINANCIAL               Equipment

                                                     955077       US BANCORP LEASING        Equipment
                                                     02-07-97     & FINANCIAL

                                                     1042063      BANK ONE, ARIZONA, NA     Blanket
                                                     11-18-98

                                                     1042070      BANK ONE, ARIZONA, NA     Blanket
                                                     11-18-98

                              Maricopa County, AZ                                                          10-27-99
                              UCC, Tax Liens,                                                              Clear
                              Judgments, Suits



CIT\SIMULA\SCHEDULE 1             Page 5 of 9

                                   SCHEDULE 1

                                 Existing Liens

===============================================================================================================================
                                              FILE NUMBER                                                THRU DATE/
NAME SEARCHED            JURISDICTION             DATE      SECURED PARTY       COLLATERAL               STATUS        ACTION
--------------------------------------------------------------------------------------------------------------------------------
SIMULA AUTOMOTIVE SAFETY United Kingdom
DEVICES, LIMITED
--------------------------------------------------------------------------------------------------------------------------------
SIMULA COMPOSITES        SOS, AZ                                                                          12-10-99
CORPORATION              UCC                                                                              Clear
--------------------------------------------------------------------------------------------------------------------------------
                         Maricopa County, AZ                                                              10-27-99
                         UCC, Tax Liens,                                                                  Clear
                         Judgments
--------------------------------------------------------------------------------------------------------------------------------
                         SOS, DE                                                                          11-30-99
                         UCC                                                                              Clear
--------------------------------------------------------------------------------------------------------------------------------
SIMULA POLYMER           SOS, AZ                                                                          12-10-99
SYSTEMS, INC.            UCC
--------------------------------------------------------------------------------------------------------------------------------
                         Maricopa County, AZ                                                              10-27-99
                         UCC, Tax Liens,                                                                  Clear
                         Judgments, Suits
--------------------------------------------------------------------------------------------------------------------------------
SIMULA PROTECTIVE        United Kingdom
SYSTEMS, LIMITED
--------------------------------------------------------------------------------------------------------------------------------
SIMULA SAFETY SYSTEMS,   SOS, AZ               1042062      BANK ONE, ARIZONA, NA    Blanket              12-10-99
INC.                     UCC                   11-18-98
--------------------------------------------------------------------------------------------------------------------------------
                                               1049869      GE CAPITAL               Business Machinery/
                                               01-19-99                              Equipment
--------------------------------------------------------------------------------------------------------------------------------


CIT\SIMULA\SCHEDULE 1             Page 6 of 9

                                   SCHEDULE 1

                                 Existing Liens

====================================================================================================================================
                                                    FILE NUMBER                                                THRU DATE/
     NAME SEARCHED               JURISDICTION          DATE        SECURED PARTY          COLLATERAL             STATUS     ACTION
------------------------------------------------------------------------------------------------------------------------------------
SIMULA SAFETY SYSTEMS, INC.   Coconino County, AZ                                                              12-06-99
                              UCC, Tax Liens                                                                   Clear
                              Judgments, Suits
------------------------------------------------------------------------------------------------------------------------------------
                              Maricopa County, AZ                                                              10-27-99
                              UCC, Tax Liens,                                                                  Clear
                              Judgments, Suits
------------------------------------------------------------------------------------------------------------------------------------
                              Yavapai County, AZ                                                               11-25-99
                              UCC, Tax Liens,                                                                  Clear
                              Judgments, Suits
------------------------------------------------------------------------------------------------------------------------------------
                              SOS, NC               199887977    BANK ONE ARIZONA      Blanket                 10-22-99
                              UCC                   11-20-98
------------------------------------------------------------------------------------------------------------------------------------
                                                    199931144    TRIMARC FINANCIAL,    Specific Equipment
                                                    03-30-99     INC.                  (lease)
------------------------------------------------------------------------------------------------------------------------------------
                              Buncombe County, NC                                                              12-10-99
                              UCC, Tax Liens,                                                                  Clear
                              Judgments, Suits
------------------------------------------------------------------------------------------------------------------------------------
SIMULA TECHNOLOGIES, INC.     SOS, AZ               948138       US BANCORP LEASING    Equipment               12-10-99
                              UCC                   12-17-96     & FINANCIAL
------------------------------------------------------------------------------------------------------------------------------------
                                                    955075       US BANCORP LEASING    Equipment
                                                    02-07-97     & FINANCIAL
------------------------------------------------------------------------------------------------------------------------------------
                                                    01021448     MAX MACHINERY, INC.   Equipment
                                                    06-19-98
------------------------------------------------------------------------------------------------------------------------------------
SIMULA TECHNOLOGIES, INC.                           1041771      NEW ENGLAND CAPITAL   Equipment               12-10-99
(continued)                                         11-16-98     CORPORATION
------------------------------------------------------------------------------------------------------------------------------------

CIT\SIMULA\SCHEDULE 1             Page 7 of 9

                                   SCHEDULE 1

                                 Existing Liens

                                                   FILE NUMBER                                                 THRU DATE/
NAME SEARCHED                  JURISDICTION            DATE           SECURED PARTY       COLLATERAL            STATUS        ACTION
-------------                  ------------        -----------        -------------       ----------          ----------      ------

                                                  1042069        BANK ONE, ARIZONA, NA    Blanket
                                                  11-18-98

                                                  1049371        FIDELITY LEASING, INC.   Specific Equipment
                                                  01-14-99                                (lease)

                                                  1059879        NEW ENGLAND CAPITAL      Equipment
                                                  03-29-99       CORPORATION

                             Maricopa County, AZ  99-0329415     TRIMARC FINANCIAL, INC.  Specific Equipment
                             UCC, Tax Liens,      04-07-99                                (lease)
                             Judgments, Suits

                                                  98-1101538     TRIMARC FINANCIAL, INC.  Specific Equipment
                                                  12-07-98                                (lease)

SIMULA GOVERNMENT            SOS, AZ              862182         ADVANTA BUSINESS         Inventory
PRODUCTS, INC.               UCC                  01-11-96       SERVICES CORP.

                                                  945970         US BANCORP LEASING       Equipment
                                                  12-03-96       & FINANCIAL

                                                  945974         US BANCORP LEASING       Equipment
                                                  12-03-96       & FINANCIAL

                                                  948140         US BANCORP LEASING        Equipment
                                                  12-17-96       & FINANCIAL

                                                  955076         US BANCORP LEASING        Equipment
                                                  02-07-97       & FINANCIAL

SIMULA GOVERNMENT PRODUCTS   SOS, AZ              963864         THE CIT GROUP/EQUIPMENT   Equipment                12-10-99
INC. (continued)             UCC                  04-15-97       FINANCING

INTAERO, INC.                SOS, AZ              1042072        BANK ONE, ARIZONA, NA    Blanket                  12-10-99
                             UCC                  11-18-98


CIT\SIMULA\SCHEDULE 1             Page 8 of 9

                                   SCHEDULE 1

                                 Existing Liens



                                             FILE NUMBER                                     THRU DATE/
NAME SEARCHED       JURISDICTION                DATE           SECURED PARTY  COLLATERAL         STATUS     ACTION
------------------------------------------------------------------------------------------------------------------
                    Maricopa County, AZ                                                      10-27-99
                    UCC, Tax Liens,                                                          Clear
                    Judgments, Suits
------------------------------------------------------------------------------------------------------------------


CIT\SIMULA\SCHEDULE 1             Page 9 of 9

                                   CIT/SIMULA

                                   SCHEDULE 2


a) Location of Chief Executive Office:
         2700 N. Central Avenue
         Suite 1000
         Phoenix, Arizona 85004

b) Location of Collateral:

         All collateral is located on the premises of the Company's operating subsidiaries (or under the control of the subsidiaries), the description of which is attached.

                              COMPANY INFORMATION
                             UPDATED: DECEMBER 1999

================================================================================================================================
COMPANY                       PHONE/FAX       FEDERAL I.D.        DIRECTORS               OFFICERS                 CONTACT(S)
--------------------------------------------------------------------------------------------------------------------------------
Simula, Inc.             ph. (602) 631-4005    Arizona         Stan Desjardins  Chairman - Stan Desjardins        Don Townsend
2700 North Central       fax (602) 631-9005    86-0320129      Don Townsend     President & CEO - Don Townsend
 Avenue                                                        Brad Forst       Secretary - Brad Forst
Suite 1000                                                     Jim Saunders     Treasurer - James Dodd
Phoenix, Arizona                                               John Leinonen    Assistant Treasurer - Scott Huson
85004                                                          Don Olliver
                                                               James Withers
                                                               Lon Offenbacher
                                                               Thomas Emerson
--------------------------------------------------------------------------------------------------------------------------------
Airline Interiors, Inc.  ph. (858) 748-1117    Arizona         Don Rutter       President - Don Rutter            Jim Saunders
12325 Kerran Street      fax (858) 748-1937    doing business  Jim Saunders     Treasurer - Gary Perschbacher
Poway, CA 92064                                in CA           Don Townsend     Secretary - Brad Forst
                                               86-0768865      Brad Forst       Assistant Treasurer - James Dodd
--------------------------------------------------------------------------------------------------------------------------------
Artcraft Industries      ph. (404) 768-8377    Arizona         Brad Forst       Rick Zaugg - President            Rick Zaugg
 Corp.                   fax (404) 768-0735                    Jim Saunders     Dan Dunn - Treasurer
4753 Aviation Parkway                                          Don Townsend     Jim Dodd - Assistant Treasurer
Suite F                                                                         Brad Forst - Secretary
College Park,  GA 30349
--------------------------------------------------------------------------------------------------------------------------------
International Center for ph: (602) 631-4005    Arizona         Stan Desjardins  President - Stan Desjardins       Joe Coltman
Safety Education, Inc.   fax (602) 631-4020    86-0787589      Don Townsend     Secretary - Brad Forst
10016 South 51st Street                                        Joe Coltman      Treasurer - James Dodd
Phoenix, Arizona 85044
--------------------------------------------------------------------------------------------------------------------------------
Simula Automotive        ph. (480) 831-6129    Arizona         Don Townsend     President - Gershon Yaniv         Gershon Yaniv
Safety Devices, Inc.     fax (480) 831-5543    86-0789385      Jim Saunders     Secretary - Brad Forst
(ASD - Simula)                                                 Brad Forst       Treasurer - James Dodd
7360 S. Kyrene Road                                            Gershon Yaniv
Suite 106
Tempe, Arizona 85283
================================================================================================================================

G/Legal/Corporate/Subsidiaries/Address List with Officers

                              COMPANY INFORMATION
                             UPDATED: DECEMBER 1999

================================================================================================================================
COMPANY                       PHONE/FAX       FEDERAL I.D.        DIRECTORS               OFFICERS                 CONTACT(S)
--------------------------------------------------------------------------------------------------------------------------------
Simula Automotive Safety        ph. 011-44-1670-562000   United Kingdom  Don Townsend     President -- David Horn   David Horn
Devices, Limited                fax 011-44-1670-8555-590                 Jim Saunders     Secretary -- Brad Forst   Gershon Yaniv
Unit 2                                                                   Gershon Yaniv
Wansbeck Business Park
Rotary Parkway, Ashington
Northumberland NE63 8QZ
United Kingdom
(subsidiary of ASD --
  Simula in U.S.)
-----------------------------------------------------------------------------------------------------------------------------------
Simula Composites Corporation   ph. (480) 894-9100       Delaware        Stan Desjardins  President -- Harry Jones  Harry Jones
2495 South Industrial Park      fax (480) 894-9111       86-0763930      Don Townsend     Secretary -- Brad Forst
  Avenue                                                 doing business  Brad Forst       Treasurer -- James Dodd
Tempe, Arizona 85282                                     in Arizona
-----------------------------------------------------------------------------------------------------------------------------------
Simula Polymer Systems, Inc.    ph. (480) 753-2000       Arizona         Joe Coltman      Brad Forst -- President   Brad Forst
10016 South 51st Street         fax (480) 893-8643       Corporation     Brad Forst       Joe Coltman -- Vice
Phoenix, Arizona 85044                                   ID Applied For  Don Townsend       President
                                                                                          James Dodd -- Secretary/
                                                                                            Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
Simula Protective Systems,      see Don Townsend         United Kingdom  Don Townsend              N/A              Don Townsend
  Limited
Unit 2
Wansbeck Business Park
Rotary Parkway, Ashington
Northumberland NE63 8QZ
United Kingdom
(ASD-UK)
-----------------------------------------------------------------------------------------------------------------------------------
Simula Safety Systems, Inc.,    ph. (480) 893-7533       Arizona         Stan Desjardins  President --              Sherwin Hudson
  Applied Technologies          fax (480) 893-8643       86-0742551      Don Townsend       Stan Desjardins         San Desjardins
  Division (ATD)                                                         Brad Forst       Secretary -- Mike Haerle  Bill Rogers
7414 South Harl Avenue                                                   Jim Saunders     Assistant Secretary --
Tempe, Arizona 85283                                                     Sherwin Hudson     Brad Forst
                                                                                          Treasurer -- Mike Haerle
                                                                                          Assistant Treasurer --
                                                                                            James Dodd
-----------------------------------------------------------------------------------------------------------------------------------
Simula Safety Systems, Inc.,    ph. (828) 277-1979       A division of                                              Barry Shope, GM
  SEI Division                  fax (828) 274-1627       SSSI                                                       Sherwin Hudson
Safety Equipment
  International (SEI)
537 Sweeten Creek Industrial
  Park
Asheville, North Carolina
  28803
===================================================================================================================================

G/Legal/Corporate/Subsidiaries/Address List with Officers

                              COMPANY INFORMATION
                             UPDATED: December 1999

====================================================================================================================================
   COMPANY                             PHONE/FAX          FEDERAL I.D.      DIRECTORS              OFFICERS            CONTACT(S)
------------------------------------------------------------------------------------------------------------------------------------
Simula Safety Systems Inc., Sedona  ph. (520) 204-1404   A division of                                              Vern Dorrell, GM
Scientific Division                 fax (520) 282-4998    SSSI                                                      Sherwin Hudson
Sedona Scientific (SS)
(Division of SSSI)
30 Kayenta Court
Sedona, Arizona 86336-3729
------------------------------------------------------------------------------------------------------------------------------------
Simula Technologies, Inc. (STI)     ph. (480) 753-2000   Arizona         Stan Desjardins   President - Joe Coltman   Joe Coltman
10016 South 51st Street             fax (480) 893-8643   86-0842935      Don Townsend      Secretary - Brad Forst
Phoenix, Arizona 85044                                                   Joe Coltman       Treasurer - James Dodd
                                                                         Brad Forst
------------------------------------------------------------------------------------------------------------------------------------
Simula Transportation Equipment     ph. (619) 535-9056   Arizona        Don Townsend       President - Don Rutter     Don Rutter
Corporation (SIMTEC)                fax (619) 535-9628   authorized in  Don Rutter         Secretary - Brad Forst     Jim Saunders
(formerly Intaero, Inc.)                                 CA as Intaero  Brad Forst         Treasurer - James Dodd
9940 Mesa Rim Road                                       Holdings, Inc.
San Diego, CA 92121                                      86-0742552
------------------------------------------------------------------------------------------------------------------------------------
CCEC Capital Corp. (formerly Coach                       86-0763929     Brad Forst         President - Brad Forst     Ben Clark
and Car Equipment Corporation)                                          Ben Clark          Secretary - James Dodd
                                                                                           Treasurer - James Dodd
------------------------------------------------------------------------------------------------------------------------------------
Inataero, Limited (inactive)
------------------------------------------------------------------------------------------------------------------------------------


G\Legal\Corporate/Subsidiaries/Address List with Offices

                                                                  EXHIBIT 10.40b



                               AMENDMENT NO. 1 TO
                            ASSET PURCHASE AGREEMENT


         This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (the "Amendment") is executed as of this 1st day of February, 2000, by and among AIRLINE INTERIORS, INC., an Arizona corporation ("Seller"), SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation ("Simtec"), and SIMULA, INC., an Arizona corporation ("Simula"), and WEBER AIRCRAFT, INC., a Delaware corporation ("Purchaser"), with reference to the facts set forth in the Recitals below.

                                    RECITALS

         A. Seller, Simula, Simtec and Purchaser are parties to a certain Asset Purchase Agreement dated December 24, 1999 (the "Asset Purchase Agreement").

         B. Seller, Simula and Simtec are sometimes collectively referred to as the "Selling Parties."

         C. At the time that the Asset Purchase Agreement was executed, none of the exhibits were attached to the Agreement and all of the schedules (the "Schedules") to the Asset Purchase Agreement were incomplete.

         D. The parties have agreed on the form of the documents comprising the Exhibits and now desire to amend the Asset Purchase Agreement to incorporate the Exhibits.

         E. Selling Parties have provided Purchaser with the information needed to complete the Schedules and the parties also desire to amend the Asset Purchase Agreement to incorporate the Schedules.

         F. The parties also desire to amend the Asset Purchase Agreement to incorporate certain other provisions and to correct certain errors contained in the Asset Purchase Agreement.

         G. The parties are executing this Amendment in order to memorialize their understanding concerning the matters referenced above.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the above Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. INTERPRETATION. Except as amended by this Amendment, the Asset Purchase Agreement shall remain in full force and effect. In the event of a conflict between the provisions of this Amendment and those of the Asset Purchase Agreement, this Amendment shall control. Terms with initial capital letters are defined terms which shall have the respective meanings given them in the Asset Purchase Agreement, unless the context of this Amendment requires otherwise.

         2. SCHEDULES. The Schedules referred to in the Asset Purchase Agreement have now been completed and are listed in Annex 1 to the Asset Purchase Agreement. Annex 1 and the Schedules listed therein are attached to this Amendment and are hereby incorporated into the Asset Purchase Agreement by this reference.

         3. EXHIBITS. The Exhibits referred to in the Asset Purchase Agreement have now been completed and are listed on Annex 2 to the Asset Purchase Agreement. Annex 2 and the Exhibits listed below are attached to this Amendment and are hereby incorporated into the Asset Purchase Agreement by this reference.

            (a)  Control No. 46: Exhibit A - Pro Forma Closing Date Balance
                 Sheet,

            (b)  Control No. 47: Exhibit B - Inventory Valuation Methodology

            (c)  Control No. 48: Exhibit C - Inventory Reserve Methodology

            (d)  Control No. 49: Exhibit D - Assignment and Assumption
                 Agreement,

            (e)  Control No. 50: Exhibit E - Bill of Sale,

            (f)  Control No. 51: Exhibit F - Non-Competition Agreement,

            (g)  Control No. 52: Exhibit G - Funding Agreement,

            (h)  Control No. 53: Exhibit H - Patent License Agreement,

            (i)  Control No. 54: Exhibit I - Transition Support Agreement,

            (j) Control No. 55: Exhibit J - Assignment of Intellectual Property, and

            (k)  Control No. 56: Exhibit K - Pre-Closing Balance Sheet.

         4. PRE-CLOSING BALANCE SHEET. The parties have agreed on the final form of the Pre-Closing Balance Sheet. The final form of the Pre-Closing Balance Sheet is attached hereto as Exhibit "K." The parties acknowledge that the Agreed Inventory Value on line 5 of the Post-Closing Date Balance Sheet is in error. The value of the Included Inventory will be adjusted downward as part of the Post-Closing Accounting Adjustments to reflect the application of a 70% valuation factor (as opposed to a 100% valuation factor) on the items identified as LDC UK and LDC-1.

         5. AMENDMENT OF SECTION 0.1(g). Section 0.1(g) of the Asset Purchase Agreement is hereby amended and restated in is entirety to read as follows:

            "(g) Indemnity Cap . $2,050,000. See Section 8.6(b) below."

         6. AMENDMENT OF SECTION 0.1(h). Section 0.1(h) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            "(h) INDEMNITY PERIOD. The period of time specified in Section 0.3(cc). See also Section 8.6 below."

         7. AMENDMENT OF SECTION 0.3(p). Section 0.3(p) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            "(p) CLOSING DOCUMENTS. The term "Closing Documents" shall mean and include:

                 (1) Assignment and Assumption Agreement (Exhibit "D"),

                 (2) Bill of Sale (Exhibit "E"),

                 (3) Non-Competition Agreement (Exhibit "F"),

                 (4) Patent License Agreement (Exhibit "H"),

                 (5) Transition Support Agreement (Exhibit "I"),

                 (6) Assignment of Intellectual Property (Exhibit "J"),

                 (7) Pre-Closing Balance Sheet (Exhibit "K"),

                 (8) Asset Acquisition Statement (IRS Form 8594), and

                 (9) Such other documents and agreements as may be reasonably required to carry out and implement the transactions contemplated in this Agreement."

         8. AMENDMENT OF SECTION 0.3(cc). Section 0.3(cc) of the Asset Purchase Agreement is hereby amended and restated in its entirety to read as follows:

             "0.3(cc) INDEMNITY PERIOD. The term "Indemnity Period" shall mean a period beginning on the Closing Date and ending at two different times. The Indemnity Period shall end as to all Indemnifiable Claims (as defined in Section 8.1 below) on the last day (the "First Termination Date") of the calendar month in which falls the 18th month anniversary of the Closing. As to warranty claims for Products sold by Seller, the Indemnity Period shall extend to the last day of the calendar month in which falls the 24th month anniversary of the Closing. After the First Termination Date, the only Indemnifiable Claims which Purchaser may assert are the warranty claims specified in the preceeding sentence. See Section 8.6(b) below."

         9. AMENDMENT OF SECTION 0.3(nn)(3). Section 0.3(nn)(3) is hereby amended and restated in its entirety as follows:

             "(3) The "Agreed Offsets" shall be equal to the sum of (i) a warranty offset in the amount of One Million Seven Hundred Twenty-One Thousand Nine Hundred Twelve Dollars ($1,721,912), (ii) a certification offset in the amount of Five Hundred Sixty Thousand Dollars ($560,000), (iii) a reserve for passenger control units sold by Seller in the amount of Five Hundred Thousand Dollars ($500,000) (as set out in Schedule 2.22(b) and due diligence document Z-005), and (iv) a reserve for certain contractual liabilities of Seller to Air 2000, Air Tours, ILFC/Flying Colors and ILFC/Asiana in the amount of One Hundred Forty Three Thousand Dollars ($143,000) (as set out in Schedule 2.41). The procedures to be followed in computing the Agreed Inventory Value will reflect an inventory reserve computed in accordance with Exhibit "C."

         10. AMENDMENT OF SECTION 2.40. Section 2.40 of the Asset Purchase Agreement is hereby amended and restated to read as follows:

             "2.40 BID AND PROPOSAL LIST. Schedule 2.40 is a true, correct and complete listing of all outstanding bids and proposals (as of the Closing) made by Seller for the sale of the Products to customers."


         11. AMENDMENT OF SECTION 2.41. Section 2.41 of the Asset Purchase Agreement is hereby amended and restated to read as follows:

             "2.41 NO SIDE AGREEMENTS. Except as set forth on Schedule 2.41, no past or present officer, director, employee, representative or agent of Selling Parties has made any promise or commitment (oral or written) to grant any customer of Seller any concession or consideration for orders for the Products and there are no other contractual commitments to customers."

         12. AMENDMENT OF SECTION 7.16(b). Section 7.16(b) of the Asset Purchase Agreement is hereby amended by replacing the last sentence of said section with the following:

             "If it is later determined that the assumed physical inventory count used to prepare the Pre-Closing Balance Sheet was in error, an appropriate adjustment shall be made to the Cash Payment at the time the Post-Closing Accounting Adjustments are made, it being agreed that Purchaser shall have, if applicable, the same right of offset against the Simula Payables under this Section 7.16(b) as provided in Section 7.16(a). If the amount of the Post-Closing Accounting Adjustments that may be due Purchaser under any part of this Section 7.16 exceeds the amount of the Simula Payables, Simula shall pay any amount due Purchaser within five (5) business days after demand."

         13. AMENDMENT OF SECTION 7.7. Section 7.7 of the Asset Purchase Agreement is hereby amended by adding the following after the last sentence of said section:

             "Purchaser shall waive the requirement for said "tail coverage," provided Selling Parties maintain in effect for a term of at least four (4) years after the Closing the coverage reflected on the Certificate of Insurance dated July 30, 1999 identified as number 602-381-2800 issued by Acordia of Arizona identifying Simula as the insured and provided further that Purchaser is included as an additional named insured on said policy."

         14. AMENDMENT OF SECTION 10.6. Section 10.6 of the Asset Purchase Agreement is hereby amended and restated as follows:

             "10.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one Agreement. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate original counterparts."

         15. NEW SECTION 10.16. The Asset Purchase Agreement is hereby amended by adding the following provision as Section 10.16:

             "10.16 WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The failure of any of the parties to this Agreement to require the performance of term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach thereunder or hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach thereunder or hereunder."

         16. NEW SECTION 10.17. The Asset Purchase Agreement is hereby amended by adding the following provision as Section 10.17:

             "10.17 SEVERABILITY. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein. In the event of any inaccuracy or breach of any representation, warranty, covenant or agreement contained in this Agreement, the rights and remedies of the aggrieved party shall not be impaired or limited by reason of the fact that the act, omission, occurrence, or other statement of facts giving rise to such inaccuracy or breach may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or any other agreement between the parties) as to which there is no inaccuracy or breach."

         17. NEW SECTION 10.18. The Asset Purchase Agreement is hereby amended by adding the following provision as Section 10.18:

             "10.18 ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process costs, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not. Any such reimbursement shall be included in any judgment or final order or award issued in that proceeding. "Prevailing Party" means the party determined to most nearly prevail and not necessarily the one in whose favor a judgment or award is rendered. Attorneys' fees incurred in enforcing any judgment or award are recoverable as a separate item, and this provision for post-judgment or post-award attorneys' fees shall survive any judgment or award and shall not be deemed merged into any judgment or award."

         18. NEW SECTION 10.19. The Asset Purchase Agreement is hereby amended by adding the following provision as Section 10.19.

             "10.19 NON-ASSUMPTION OF CERTAIN CUSTOMER CONTRACTS. The parties understand that Purchaser is not assuming all of the Customer Contracts. The Customer Contracts which Purchaser is assuming are listed on Exhibit "A" to the

             Assignment and Assumption Agreement. As for those Customer Contracts (the "Unassumed Customer Contracts") which Purchaser is not assuming and which are open as of the Closing, Purchaser may seek to negotiate new contractual arrangements for the sale of Products to the customers under the Unassumed Customer Contracts after the Closing. In such event, Purchaser shall use its best efforts to cause such customers to release Seller from any liability which Seller may have to such customers under the Unassumed Customer Contracts. Nothing in this Section 10.19 shall be construed as meaning or implying that Seller has any liability to such customers."

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to Asset Purchase Agreement as of the date first set forth above.


"SELLER"                        AIRLINE INTERIORS, INC., an Arizona
                                corporation


                                By: /s/ Bradley P. Forst
                                    --------------------------------------------
                                Printed Name: Bradley P. Forst
                                              ----------------------------------
                                Its: Secretary
                                     -------------------------------------------



"SIMTEC"                        SIMULA TRANSPORTATION EQUIPMENT
                                CORPORATION, an Arizona corporation


                                By: /s/  Bradley P. Forst
                                    --------------------------------------------
                                Printed Name:  Bradley P. Forst
                                              ----------------------------------
                                Its: Secretary
                                     -------------------------------------------



"SIMULA"                        SIMULA, INC., an Arizona corporation


                                By: /s/ James C. Dodd
                                    --------------------------------------------
                                Printed Name: James C. Dodd
                                              ----------------------------------
                                Its: CFO
                                     -------------------------------------------



"PURCHASER"                     WEBER AIRCRAFT, INC., a Delaware corporation


                                By: /s/ Michel Labarre
                                    --------------------------------------------
                                         Michel Labarre, President

                                 CONTROL NO. 56

                                   EXHIBIT "K"

                         Pre-Closing Date Balance Sheet
                            (as of January 24, 2000)


                                                                       Pro Forma Amount
                                                                       ----------------
1.  ASSETS

2.  CURRENT ASSETS

3.        -   Cash and Cash Equivalents(1)                              $     -0-

4.        -   Accounts Receivable (net of reserve of $687,825.40)(2)    $  6,758,865.51

5.        -   Agreed Inventory Value(3)                                 $  6,881,773.67

6.        -   Prepaid Expenses                                          $     -0-

7.        TOTAL CURRENT ASSETS                                          $ 13,640,639.18

8.      Property and equipment - (net)(4)                               $    608,000.00(5)

9.      Intangibles - (net)                                             $  6,500,000.00

10.     Other assets(6)                                                 $     -0-

11.       TOTAL ASSETS                                                  $ 20,748,639.18

----------

(1) Seller shall retain all cash.

(2) The Accounts Receivable reserve will be eliminated as part of the Post-Closing Accounting Adjustments.

(3) After valuation adjustment per Exhibit "B," and after applying a reserve factor pursuant to Exhibit "C." The value of the Included Inventory will be adjusted downward as part of the Post-Closing Accounting Adjustments to reflect the application of a 70% valuation factor as opposed to a 100% valuation factor on the items identified as LDC UK and LDC-1.

(4) "Property and Equipment" consists of all of the following items:

            (a)  Demonstration/Sample Seats    [no allocation]
            (b)  Tooling
            (c)  Computers
            (d)  Manufacturing Equipment
                                                ----------
                     TOTAL                      $  608,000
                                                ==========

(5) This amount is fixed and will not change.

(6) The term"other assets" as used here is not synonymous with the term Other Assets as used in the Agreement.

                                                                      Pro Forma Amount
                                                                      ----------------
12.   LIABILITIES AND
        SHAREHOLDER'S EQUITY

13.   CURRENT LIABILITIES

14.            -   Trade Accounts Payable                              $ 3,858,304.84

15.            -   Other Accrued Liabilities(7)                        $   150,000.00

16.            -   Simula Payables(8)                                  $ 2,456,762.69

17A.           -   Agreed Offset:  Warranty offset(9)                  $ 1,721,912.00

17B.           -   Agreed Offset:  Certification offset(9)             $   560,000.00

17C.           -   Agreed Offset:  Passenger control unit offset(9)    $   500,000.00

17D.           -   Agreed Offset:  Contractual liability offset(9)     $   143,000.00

18.            TOTAL CURRENT LIABILITIES                               $ 9,389,979.53

19.          Long-Term Debt                                                   -0-

20.            TOTAL LIABILITIES                                       $ 9,389,979.53

21.   SHAREHOLDER'S EQUITY (Seller's Adjusted Net Worth)

22.            -   Shareholder's Equity                                $11,358,659.65

23.            INTENTIONALLY LEFT BLANK

24.          TOTAL LIABILITIES AND                                     $20,748,639.18
                 SHAREHOLDER'S EQUITY

----------

(7) This item reflects the cost of GECAS Six Sigma Training which Seller agreed to provide to this customer.

(8) See Section 0.3(e)(2) of the Agreement.

(9) See Section 0.3(nn)(3) of the Agreement.

                                                                  Exhibit 10.40c



                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                                  (Section 1.4)


     This ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is executed as of this 1st day of February 2000, by and among AIRLINE INTERIORS, INC., an Arizona corporation ("Seller"), SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation ("Simtec"), SIMULA, INC., an Arizona corporation ("Simula"), and WEBER AIRCRAFT, INC., a Delaware corporation ("Purchaser"), with reference to the facts set forth in the Recitals below.

                                    RECITALS

     A. Seller and Purchaser, among others, are parties to that certain Asset Purchase Agreement dated December 24, 1999, as amended (the "Asset Purchase Agreement"). This Agreement is being executed pursuant to Sections 1.1 and 1.4 of the Asset Purchase Agreement.

     B. Simula is the sole shareholder of Simtec, which is in turn the sole shareholder of Seller. Simula, Simtec and Seller are sometimes collectively referred to as the "Selling Parties."

     C. Pursuant to the Asset Purchase Agreement, Seller has agreed to sell to Purchaser certain assets referred to in Section 1.1 of the Asset Purchase Agreement as the Included Assets.

     D. Section 1.1 of the Asset Purchase Agreement provides that, as a part of the sale of the assets contemplated in the Asset Purchase Agreement, that Seller shall assign to Purchaser all of its right, title and interest in and to the Included Assets.

     E. This Agreement is intended to assign certain of those Included Assets to Purchaser. The other Included Assets shall be sold, transferred, delivered or assigned to Purchaser in the Bill of Sale and the Assignment of Intellectual Property.

     F. Section 1.4 of the Asset Purchase Agreement, provides that Purchaser will assume at the Closing the Assumed Liabilities of Seller with respect to the Business, which are set forth on Exhibit "A" hereto. The Assumed Liabilities shall not include the Excluded Liabilities, which are set forth on the Schedule of Excluded Liabilities attached as Control No. 3 (Schedule 0.3(v)).

     G. The parties are executing this agreement in order to memorialize their understanding concerning the foregoing.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the above Recitals, the mutual covenants contained below in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1

                                 INTERPRETATION

     1.1 INTERPRETATION. This Agreement is intended to implement the terms and conditions of the Asset Purchase Agreement. In the event of a conflict between the provisions of this Agreement, the Bill of Sale and those of the Asset Purchase Agreement, the Asset Purchase Agreement shall control. Terms with initial capital letters are defined terms which shall have the respective meanings given them in the Asset Purchase Agreement unless the context of this Agreement requires otherwise.

     1.2 PARTIES' INTENT. Subject to the Closing of the transactions contemplated in the Asset Purchase Agreement, the parties intend that:

         (a) Seller shall assign and Purchaser shall assume any and all right, title and interest to all of the Included Assets by virtue of this Agreement, the Bill of Sale and the Assignment of Intellectual Property;

         (b) Purchaser shall be solely responsible for the Assumed Liabilities assumed pursuant to this Agreement. The Excluded Liabilities are not part of the Assumed Liabilities. Selling Parties shall be responsible for paying or otherwise satisfying the Excluded Liabilities. Purchaser shall have no liability of any kind, contingent or otherwise, with respect to the Excluded Liabilities.

     1.3 EFFECTIVE DATE. The Effective Date of this Agreement shall be the Closing Date.

                                    ARTICLE 2

                         ASSIGNMENT OF INCLUDED ASSETS

     2.1 ASSIGNMENT BY SELLER. Subject to the Closing of the transaction contemplated in the Asset Purchase Agreement and subject to the terms and conditions set forth herein and in the Asset Purchase Agreement, Seller hereby assigns to Purchaser the following Included Assets (the "Assigned Assets"):

         (a) All Accounts Receivable (as defined in Section 1.1(a) of the Asset Purchase Agreement);

         (b) The Customer Contracts (as defined in Section 1.1(c) of the Asset Purchase Agreement) listed on the Schedule of Assigned Assets attached hereto as Exhibit "A."

         (c) The Equipment Leases (as defined in Section 1.1(d) of the Asset Purchase Agreement) listed on the Schedule of Assigned Assets attached hereto as Exhibit "A";

         (d) All Governmental Airworthiness Approvals (as defined in Section 1.1(e) of the Asset Purchase Agreement);

         (e) All Manufacturers' Warranties (as defined in Section 1.1(h) of the Asset Purchase Agreement);

         (f) The Other Assets (as defined in Section 1.1(i) of the Asset Purchase Agreement) listed on the Schedule of Assigned Assets attached hereto as Exhibit "A";

         (g) The Software Licenses (as defined in Section 1.1(j) of the Asset Purchase Agreement) listed on the Schedule of Assigned Assets attached hereto as Exhibit "A";

         (h) The Vendor Contracts (as defined in Section 1.1(n) of the Asset Purchase Agreement) listed on the Schedule of Assigned Assets attached hereto as Exhibit "A";

     2.2 CONSENTS TO ASSIGNMENT. Seller represents and warrants that the Assigned Assets, as reasonably required by Purchaser including without limitation the Customer Contracts, are assumable by Purchaser according to their terms. Seller shall, as a condition of the Closing, obtain all necessary consents for the assignment of the Assigned Assets as required in Section 5.2(g) of the Asset Purchase Agreement.

     2.3 SELLING PARTIES' CONTINUING OBLIGATION. From and after the Closing, Selling Parties shall promptly refer all inquiries with respect to the Assigned Assets to Purchaser. In addition, Selling Parties shall execute such documents and financing statements as Purchaser may reasonably request from time to time to evidence transfer of the Assigned Assets to Purchaser, including any necessary assignments of financing statements affecting the Assigned Assets.

     2.4 ASSUMPTION BY PURCHASER. Subject to all the terms and conditions of this Agreement and the Asset Purchase Agreement, Purchaser hereby accepts the assignment of the Assigned Assets and agrees to assume all of the terms, covenants, obligations and conditions imposed upon Seller in its capacity as a contracting party with respect to the Assigned Assets, except for those obligations and liabilities set forth on the Schedule of Excluded Liabilities.

                                    ARTICLE 3

                    ASSIGNMENT AND ASSUMPTION OF LIABILITIES

     3.1 ASSIGNMENT BY SELLER. Subject to the Closing of the transaction contemplated in the Asset Purchase Agreement and subject to the terms and conditions set forth herein and in the Asset

Purchase Agreement, Seller hereby assigns to Purchaser the Assumed Liabilities listed on the Schedule of Assumed Liabilities attached hereto as Exhibit "B."

     3.2 ASSUMPTION BY PURCHASER. Subject to all the terms and conditions of this Agreement and the Asset Purchase Agreement, Purchaser hereby assumes from Seller the Assumed Liabilities and agrees to assume all of the terms covenants, obligations and conditions imposed upon Seller with respect to the Assumed Liabilities.

     3.3 SELLING PARTIES' CONTINUING OBLIGATION. From and after the Closing, Selling Parties shall promptly refer all inquiries with respect to the Assumed Liabilities to Purchaser. In addition, Selling Parties shall execute such documents and financing statements as Purchaser may reasonably request from time to time to evidence transfer of the Assumed Liabilities to Purchaser, including any necessary assignments of financing statements affecting the Assumed Liabilities.

     3.4 AMOUNT OF ASSUMED LIABILITIES. The amount of the Assumed Liabilities shall be as set forth on the Pre-Closing Date Balance Sheet as approved by Seller and Purchaser pursuant to Section 1.2(c) of the Asset Purchase Agreement and as adjusted under the Post-Closing Accounting Adjustments. The aggregate amount of the Assumed Liabilities as of the Closing shall not exceed the amount determined in accordance with Section 1.2(c) of the Asset Purchase Agreement.

     3.5 NO LIABILITY FOR EXCLUDED LIABILITIES. Selling Parties shall be responsible for paying or otherwise satisfying the Excluded Liabilities and Purchaser shall have no liability of any kind, contingent or otherwise, with respect to the Excluded Liabilities.

     3.6 CONDITION TO ASSIGNMENT AND ASSUMPTION. Any obligations of Purchaser to assume the Assumed Liabilities are subject to the fulfillment (or the written waiver thereof by Purchaser) of each of the conditions precedent set forth in
Section 5.2 of the Asset Purchase Agreement. Purchaser may waive any or all of the conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Purchaser of any of Purchaser's other rights or remedies, at law or in equity, if Selling Parties are in default of any of their representations, warranties, or covenants contained in the Asset Purchase Agreement.

     3.7 INDEMNIFICATION. This Agreement is subject to the indemnification provisions set forth in Article 8 of the Asset Purchase Agreement.

                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

     4.1 ASSIGNMENT BY PURCHASER. Purchaser shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, either in whole or in part, at any time and without Seller's consent. Purchaser shall give Seller written notice of any such assignment. The assignment shall neither affect or diminish any rights or duties that Seller or Purchaser may have under this Agreement. Absent an express signed written agreement between the parties to the contrary, no assignment of any of the rights or obligations under this Agreement shall result in a novation or in any way release the Selling Parties from their obligations under this Agreement.

     4.2 JOINT AND SEVERAL LIABILITY. Selling Parties and Seller shall be jointly and severally liable for the obligations of Selling Parties or Seller pursuant to this Agreement.

     4.3 COSTS AND EXPENSES. Except for liabilities expressly assumed by Purchaser in this Agreement, each of the parties will bear its own expenses in connection with negotiation and the consummation of the transactions contemplated by this Agreement. Each party shall be solely responsible for its respective legal, accounting, and other out-of-pocket expenses.

     4.4 GOVERNING LAW AND VENUE. This Agreement and any interpretation hereof and the resolution of any dispute hereunder shall be governed by the laws of the State of California, and subject to the parties' obligation to arbitrate and dispute any action to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in the appropriate state or federal court in San Diego County, California. For this purpose each party hereto hereby expressly and irrevocably consents to the jurisdiction of said court, it being understood and agreed that the parties are obligated to arbitrate disputes between them pursuant to Section 4.13 below.

     4.5 INTERPRETATION. This Agreement shall not be interpreted against a party by virtue of such party's participation in the drafting of the Agreement or any provisions herein.

     4.6 AMENDMENT. This Agreement may be amended, modified, or supplemented only by an instrument in writing signed by all parties to this Agreement whose rights or obligations are affected by such amendment, modification or supplement.

     4.7 INUREMENT. This Agreement shall be binding upon and inure to the benefit to the successors and/or assigns of the parties hereto.

     4.8 NOTICES.

         (A) METHOD OF DELIVERY. Any notice, request, demand, consent, approval or other communication (hereafter "notice") required or permitted under this Agreement or by law shall be in writing and delivered by any of the following means: (1) personally delivering the notice to a senior officer or duly authorized representative of the other party, (2) depositing the notice in the United States mail, postage prepaid, duly certified (return-receipt requested),
(3) sending the notice by a commercial overnight delivery service (such as FedEx) which maintains delivery records, or (4) sending the notice by electronic facsimile or telecopier ("fax") (with the sending party retaining evidence of the time and date of transmission). Confirmations of any notices sent by fax shall be sent by mail as provided above.

         (B) ADDRESSES. Notices shall be addressed as follows:

             If to Selling Parties:             Simula, Inc.
                                                2700 North Central Avenue
                                                Suite 1100
                                                Phoenix, AZ 85004
                                                Att.: Bradley P. First
                                                Fax No.: (602) 631-9005

             If to Purchaser:                   Weber Aircraft, Inc.
                                                2000 Weber Drive
                                                Gainesville, TX 76240
                                                Attn.: Michel Labarre
                                                Fax No. (940) 668-4853

             With a copy to:                    Zodiac S.A.
                                                2, Rue Maurice Mallet
                                                92137, Issy-les-Molineaux Cedex
                                                France
                                                Att.: Jean-Jacques Jegou
                                                Fax No: (011-331) 41 23 23 62

             With a copy to:                    Hillyer & Irwin
                                                550 West C Street, 16th Floor
                                                San Diego, CA 92101
                                                Attn: William A. Reavey, Esq.
                                                Fax No. (619) 595-1313

Any party may, from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above.

         (C) EFFECTIVENESS. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If sent by mail, notices shall be deemed fully delivered and received three (3) business days after the date of the postmark on the certified mail receipt. If sent by commercial overnight delivery service, notices shall be deemed fully delivered and received one (1) business day after the date of deposit with such commercial overnight delivery service. If sent by fax, notices shall be deemed received twenty-four (24) hours after transmission. Notices may not be sent by e-mail. Rejection or other refusal to accept a notice or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice sent. In the event of a postal strike, all notices shall be personally delivered, sent by commercial overnight delivery service, or sent by fax.

     4.9 HEADINGS. The headings of the sections of this Agreement are for the convenience of reference only, and do not form a part hereof, and in no way modify, interpret or construe the meanings of the parties.

     4.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one Agreement. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate original counterparts.

     4.11 WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The failure of any of the parties to this Agreement to require the performance of term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder.

     4.12 SEVERABILITY. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein. In the event of any inaccuracy or breach of any representation, warranty, covenant or agreement contained in this Agreement, the rights and remedies of the aggrieved party shall not be impaired or limited by reason of the fact that the act, omission, occurrence, or other statement of facts giving rise to such inaccuracy or breach may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or any other agreement between the parties) as to which there is no inaccuracy or breach.

     4.13 ARBITRATION.

         (A) GENERAL. Any controversy, claim, or dispute among the parties hereto arising out of or related to this Agreement or the breach thereto, which cannot be settled amicably by the parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of
Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall determine all questions of fact and law relating to any controversy, claim, or dispute hereunder, including but not limited to whether or not any such controversy, claim, or dispute is subject to the arbitration provisions contained herein.

         (B) THIRD PARTY CONTROVERSY. If a controversy, claim, or dispute arises among the parties hereto which is subject to the arbitration provisions hereunder, and there exists or later arises a controversy, claim, or dispute between the parties hereto and any third party, which controversy, claim, or dispute arises out of or relates to the same transaction or series of transactions, said third party controversy, claim, or dispute shall be consolidated with the arbitration proceedings hereunder; provided, however, that any such third party must be a party to an agreement with a party hereto which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein or, if not, must consent to arbitration as provided for hereunder.

         (C) VENUE. All arbitration proceedings shall be held in San Diego, California.

         (D) NOTICES. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association.


     4.14 ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process costs, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not. Any such reimbursement shall be included in any judgment or final order or award issued in that proceeding. "Prevailing Party" means the party determined to most nearly prevail and not necessarily the one in whose favor a judgment or award is rendered. Attorneys' fees incurred in enforcing any judgment or award are recoverable as a separate item, and this provision for post-judgment or post-award attorneys' fees shall survive any judgment or award and shall not be deemed merged into any judgment or award.

     4.15 CONSTRUCTION. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate, or any other entity.

     4.16 AUTHORITY OF SIGNATORIES. Each individual signing this Agreement on behalf of a corporation warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of the corporation or in accordance with the bylaws of the corporation, and that this Agreement is binding on the corporation in accordance with its terms.

     4.17 ENTIRE AGREEMENT. This Agreement is one of a series of agreements executed as part of an integrated transaction described in the Asset Purchase Agreement. This Agreement, together with the Asset Purchase Agreement and with all other agreements, assignments and exhibits expressly referred to therein or herein, constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement. All prior agreements, representations, negotiations and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein. To the maximum extent permitted by law, each party expressly waives any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise and/or agreement, if any, not contained or referenced to in this Agreement.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed effective as of the date first set forth above.


"SELLER:"                                   AIRLINE INTERIORS, INC., an Arizona
                                            corporation


                                            By: /s/ Bradley P. Forst
                                            Printed Name: Bradley P. Forst
                                            Its: Secretary


"SIMTEC:"                                   SIMULA TRANSPORTATION EQUIPMENT
                                            CORPORATION, an Arizona corporation



                                            By: /s/ Bradley P. Forst
                                            Printed Name: Bradley P. Forst
                                            Its: Secretary


"SIMULA:"                                   SIMULA, INC., an Arizona corporation



                                            By:/s/ James C. Dodd
                                            Printed Name: James C. Dodd
                                            Its: CFO


"PURCHASER:"                                WEBER AIRCRAFT, INC.,
                                            a Delaware corporation


                                            By: /s/ Michael Labarre
                                            Printed Name:  Michael Labarre
                                            Its: President

                                   EXHIBIT "A"

                           SCHEDULE OF ASSIGNED ASSETS






     1. All Accounts Receivable (as defined in Section 1.1(a) of the Asset Purchase Agreement).

     2. The Customer Contracts to be assigned to and assumed by Purchaser shall consist of those Customer Contracts identified as assumed with an indication of "yes" on Schedule 1.1(c).

     3. No Equipment Leases shall be assigned to and assumed by Purchaser.

     4. All Governmental Airworthiness Approvals (as defined in Section 1.1(e) of the Asset Purchase Agreement).

     5. All Manufacturers' Warranties (as defined in Section 1.1(h) of the Asset Purchase Agreement).

     6. There are no Other Assets that will be assigned to and assumed by Purchaser.

     7. The Software Licenses to be assigned and assumed by Purchaser shall consist of those Software Licenses identified as assumed with an indication of "yea" on Schedule 1.1(j).

     8. The Vendor Contracts to be assigned to and assumed by Purchaser shall consist of those Vendor Contracts identified as assumed on Schedule 1.1(n).

                                   EXHIBIT "B"

                         SCHEDULE OF ASSUMED LIABILITIES



Purchaser shall assume only those liabilities set forth on Schedule 0.3(e).

                                   EXHIBIT "C"

                        SCHEDULE OF EXCLUDED LIABILITIES



     Purchaser shall not assume any liabilities that are not specifically identified on Schedule 0.3(e), including without limitation those liabilities listed on Schedule 0.3(v), the Schedule of Excluded Liabilities.

                                                                  Exhibit 10.40d


                                  BILL OF SALE
                               (Section 0.3(p)(3))

         This BILL OF SALE (the "Bill of Sale") is made as of this 1st day of February 2000 by and between AIRLINE INTERIORS, INC., an Arizona corporation ("Seller"), and WEBER AIRCRAFT, INC., a Delaware corporation ("Purchaser"), with reference to the facts set forth in the Recitals below.

                                    RECITALS

         A. Seller and Purchaser are parties to that certain Asset Purchase Agreement dated December 24, 1999, as amended (the "Asset Purchase Agreement"). This Bill of Sale is being executed pursuant to Section 0.3(p)(3) of the Asset Purchase Agreement.

         B. Seller owns all right, title and interest to and in the following personal property (the "Personal Property"):

            (1) The Books and Records (as defined in Section 1.1(b) of the Asset Purchase Agreement);

            (2) The Included Inventories (as defined in Section 1.1(f) of the Asset Purchase Agreement);

            (3) The Software Licenses (as defined in Section 1.1(j) of the Asset Purchase Agreement);

            (4) The Supplies (as defined in Section 1.1(k) of the Asset Purchase Agreement);

            (5) The Tangible Personal Property (as defined in Section 1.1(l) of the Asset Purchase Agreement); and

            (6) The Tooling (as defined in Section 1.1(m) of the Asset Purchase Agreement).

         C. Section 1.1 of the Asset Purchase Agreement provides that, as a part of the sale of the assets contemplated in the Asset Purchase Agreement, Seller shall convey to Purchaser all of its right, title and interest in and to the Personal Property.

         D. The parties are executing this Bill of Sale in order to convey the Personal Property from Seller to Purchaser pursuant to the provisions of the Asset Purchase Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. INTERPRETATION. This Bill of Sale is intended to implement the terms and conditions of the Asset Purchase Agreement. In the event of a conflict between the provisions of this Bill of Sale and those of the Asset Purchase Agreement, the Asset Purchase Agreement shall control. Terms with initial capital letters are defined terms which shall have the respective meanings given them in the Asset Purchase Agreement, unless the context of this Bill of Sale requires otherwise.

         2. TRANSFER OF PERSONAL PROPERTY. Subject to all the terms and conditions of the Asset Purchase Agreement and this Bill of Sale, Seller does hereby give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser, free and clear of all liens, charges and encumbrances, and Purchaser hereby accepts, all of Seller's right, title and interest in and to the Personal Property.

         3. FURTHER ASSURANCES. Seller agrees, without cost to Purchaser, to execute all instruments and documents and take all actions as may be reasonably required to effectuate this Bill of Sale, including without limitation to execute all rightful oaths, assignments, powers of attorney and other documents which Purchaser shall consider desirable or necessary for vesting title to the Personal Property.

         4. EFFECTIVE DATE. This Bill of Sale shall be effective as of the Closing.

         5. SELLER'S WARRANTIES.

            (A) SELLER'S AUTHORITY. Seller represents, warrants and covenants that the persons executing this Bill of Sale on behalf of Seller have been duly authorized to do so by requisite corporate action and that this Bill of Sale shall be binding and enforceable against Seller.

            (B) DEFENSE OF TITLE. Seller does, for itself, its successors and assigns, covenant and agree to warrant and defend the title to the Personal Property against any and all claims and demands against the Personal Property.

         6. GOVERNING LAW AND VENUE. This Bill of Sale and any interpretation hereof and the resolution of any dispute hereunder shall be governed by the laws of the State of California. Disputes arising out of this Bill of Sale shall be arbitrated as provided in the Asset Purchase Agreement.

         7. ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Bill of Sale, or any judgment based on this Bill of Sale, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process costs, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not. Any such reimbursement shall be included in any judgment or final order or award issued in that proceeding. "Prevailing Party" means the party determined to most nearly prevail and not necessarily the one in whose favor a judgment or award is rendered. Attorneys' fees incurred in enforcing any judgment or award are recoverable as a separate item, and this provision for post-judgment or post-award attorneys' fees shall survive any judgment or award and shall not be deemed merged into any judgment or award.

         IN WITNESS WHEREOF, Seller and Purchaser have caused their duly authorized representatives to execute and deliver this Bill of Sale as of the day and year first above written.


"SELLER":                    AIRLINE INTERIORS, INC,
                             an Arizona corporation


                             By: /s/ Bradley P. Forst
                                 ________________________________

                             Printed name: Bradley P. Forst
                                           ______________________

                             Its: Secretary
                                  _______________________________



"PURCHASER":                 WEBER AIRCRAFT, INC.,
                             a Delaware corporation


                             By: /s/ Michael LaBarre
                                 ________________________________

                             Printed Name: Michael LaBarre
                                           ______________________

                             Its: President
                                  _______________________________

                                                                  EXHIBIT 10.40e

                           NON-COMPETITION AGREEMENT
                                (SECTION 5.2(l))

         This NON-COMPETITION AGREEMENT (the "Agreement") is made as of this 1st day of February 2000, by and between AIRLINE INTERIORS, INC., an Arizona corporation ("Seller"), SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation ("Simtec"), SIMULA TECHNOLOGIES, INC., an Arizona corporation ("STI"), SIMULA, INC., an Arizona corporation ("Simula"), and WEBER AIRCRAFT, INC., a Delaware corporation ("Weber"), with reference to the facts set forth in the Recitals below.

                                    RECITALS

         A. Simula, Simtec and Seller are sometimes collectively referred to as the "Selling Parties."

         B. STI is an affiliate of Simula.

         C. Selling Parties and Weber are parties to that certain Asset Purchase Agreement dated December 24, 1999, as amended (the "Asset Purchase Agreement"). Pursuant to the terms and conditions of the Asset Purchase Agreement, Seller has sold the Included Assets to Seller.

         D. Selling Parties and Weber are also parties to that certain Assignment of Intellectual Property Of even date herewith (the "IP Assignment").

         E. Simula, STI and Weber are also parties to that certain Patent License Agreement of even date herewith (the "Patent License Agreement") concerning the Shared Use Patent.

         F. As a material part of the transactions contemplated by the Asset Purchase Agreement, the IP Assignment, and the Patent License Agreement, Selling Parties desire to protect Weber, and Weber desires to be protected, against certain competitive activities on the part of Selling Parties and STI so that Weber will obtain the full benefit of the Included Assets, including without limitation, the Intellectual Property.

         G. The parties are executing this Agreement in order to memorialize their understanding concerning the foregoing.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the above Recitals, the mutual covenants contained below in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. INTERPRETATION. This Agreement is intended to implement the terms and conditions of the Asset Purchase Agreement. In the event of a conflict between the provisions of this Agreement and those of the Asset Purchase Agreement, the Asset Purchase Agreement shall control. Terms with initial capital letters are defined terms which shall have the respective meanings given them in the Asset Purchase Agreement unless the context of this Agreement requires otherwise.

         2. CERTAIN DEFINITIONS.

                  (a) BUSINESS JET MARKET. The term "Business Jet Market" shall mean the executive or business jet aircraft market.

                  (b) COMMERCIAL AIRLINE MARKET. The term "Commercial Airline Market" shall mean the commercial airline market, which expressly includes commuter airliners.

                  (c) CONFIDENTIAL INFORMATION. The term "Confidential Information" shall mean any information which is proprietary or unique to the Business, including without limitation, customer lists or other customer information, trade secrets, matters of a technical nature such as processes, devices, techniques, data and formulas, research subjects and results, know-how, or marketing methods, plans or strategies, financial information, or any observations, data, written plans or proposals, records or documents used by or relating to the Business, or the reasonably foreseeable business of Weber, whether or not such information was developed, devised or otherwise created in whole or in part by the efforts of Selling Parties, unless such information is a matter of public knowledge, except as a result of unauthorized disclosure to the general public by Selling Parties.

                  (d) RESTRICTED BUSINESS. The term "Restricted Business" shall mean any business activity relating to (1) the design, development, manufacturing, marketing, distribution or sale of any passenger seats of any type or design (regardless of the technology involved) in or for the use in Commercial Airline Market in any part of the Territory and (2) the design, development, manufacturing, marketing, distribution or sale of any products utilizing the technology and inventions covered by the Shared Use Patent in the Commercial Airline Market or the Business Jet Market in any part of the Territory.

                  (e) PERSON. The term "Person" shall mean and include an individual, a partnership, a corporation, an association, a company, a trust, a joint venture, an unincorporated organization or a governmental entity.

                  (f) TERRITORY. The term "Territory" shall mean any territory or country in the world.

         3. COVENANT NOT TO COMPETE. Subject to all the terms and conditions of this Agreement, for a period of ten (10) years commencing with the Closing Date, Selling Parties and STI covenant and agree that they shall not, directly or indirectly, either as principal, agent, manager, owner, partner, shareholder, or otherwise as a participant in any other capacity:

                  (a) NO INVESTMENT IN RESTRICTED BUSINESS. Own, manage, operate, engage in, control, assist, give or lend funds to or otherwise finance, consult with, be employed by or an agent for, participate in, or be connected in any manner with, or acquire any ownership or equity interest in any Person involved, engaged in or participating in the Restricted Business, directly or indirectly.

                  (b) NO SOLICITATION OF CUSTOMERS. Solicit, divert, or take away or attempt to solicit, divert or take away from Weber any of the Business, or any present customer of the Business, or any customer who does business with Weber during said period.

                  (c) NO PRODUCT DEVELOPMENT. Design, develop, manufacture, assemble, distribute, sell, market, service, support, assist with or modify any product for use in the Restricted Business; provided, however, that the Selling Parties may retain their current repair and refurbishment business for commercial airline aircraft passenger seats and retain their current testing services business at STI.

         4. NON-DISCLOSURE COVENANT. For a period of ten (10) years commencing with the Closing Date, Selling Parties and STI covenant and agree that they will not disclose, reveal, divulge or make known to any Person (other than Weber or its affiliates) any Confidential Information that relates to the Business or the reasonably foreseeable business of Weber or any of its affiliates.

         5. NON-INTERFERENCE COVENANT. For a period of ten (10) years commencing with the Closing Date, Selling Parties and STI covenant and agree that they will not, whether for their own account or for the account of any other Person, directly or indirectly, (a) hire, offer to hire, induce or attempt to induce any Person who is an employee of Weber or employ such individual for a period of six
(6) months after the Person terminates employment with Weber; or (b) solicit any supplier to Weber to purchase or distribute information, products or services of or on behalf of Selling Parties and/or STI that are competitive with the information, products or services provided by Weber.

         6. PERMITTED COMPETITION. Notwithstanding anything in this Agreement to the contrary, it is agreed that Selling Parties and STI may (a) use the technology covered by the Shared Use Patent to design, develop, manufacture, market, distribute or sell passenger seats for use in the military aviation business or executive helicopter and the general aviation markets, as more fully provided in the Patent License Agreement, (b) design, develop, manufacture, market, distribute or sell any products not utilizing the technology covered by the Shared Use Patent for use in the Business Jet Market, and (c) complete a certain amended purchase order dated December 21, 1999 issued to STI by Britax Contours for four hundred and seventy (470) 16G load limiting energy absorber devices for installation in said customer's commercial airline aircraft passenger seats. it is agreed that said Britax order shall be completed no later than september 30, 2000. STI shall be solely responsible for resolving all warranty and other claims that may arise out of said Britax order. STI shall not accept any additional follow-up orders for such devices from Britax Contours.

         7. REASONABLENESS OF RESTRICTIONS; REMEDIES. Selling Parties and STI have carefully read all of the terms and conditions of this Agreement and have given careful consideration to the covenants and restrictions imposed upon them herein, and agree that the same are necessary for the reasonable and proper protection of Weber and the Business and have been separately bargained for and agree that Weber has been induced to enter into the Asset Purchase Agreement and the Patent License Agreement by the representations of Selling Parties and STI that they will abide by and be bound by each of the covenants and restrictions that apply to them. Selling Parties and STI further acknowledge that each and every one of the covenants and restrictions contained in this Agreement is reasonable with respect to the subject matter, length of time and area embraced therein, and agree that said covenants and restrictions shall be operative during the full period or periods herein mentioned and throughout areas herein described.

         8. SEVERABILITY AND ENFORCEABILITY. The covenants contained in this Agreement shall be construed as if each covenant is divided into separate and distinct covenants with respect to the Business, each capacity in which Selling Parties and STI are prohibited from competing, and each part of the Territory. Each such covenant shall constitute a separate and several covenant distinct from all other such covenants. Each of the parties hereto recognizes that the territorial restrictions contained herein are properly required for the adequate protection of Weber. In the event that any covenant or any provision contained in this Agreement shall for any reason be deemed invalid, illegal, or unenforceable in any respect, any such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforced provision has been limited or modified (consistent with its general intent) to the extent necessary so that it shall be valid, legal and enforceable. If it shall not be possible to so limit or modify such invalid or illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein, and the parties will use their best efforts to substitute a valid, legal, and enforceable provision which, insofar as practicable, implements the purpose and intention thereof.

         9. BREACH. Each provision of this Agreement to be performed by Selling Parties and STI shall be deemed both a covenant and a condition and shall be a material consideration for the performance of Weber's obligations under the Asset Purchase Agreement and the Patent License Agreement. Any breach hereof by Selling Parties and STI shall be deemed a material default under the Asset Purchase Agreement, the Patent License Agreement, and this Agreement.

         10. REMEDIES. Selling Parties, STI and Weber acknowledge that (1) the covenants and the restrictions contained in this Agreement are necessary, fundamental and are required for the protection of Weber; (2) such covenants relate to matters which are of a special, unique and extraordinary character that gives each of such covenants a special, unique, and extraordinary value; and (3) a breach of any covenants or any other provision of this Agreement will result in irreparable harm and damages to Weber which cannot be adequately compensated by a monetary reward. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Weber shall be entitled to the immediate remedy of a temporary restraining order, preliminary injunction, or such other form of injunctive or equitable relief as maybe used by any court of competent jurisdiction to restrain and enjoin Selling Parties and STI from breaching any such covenant or provision or to specifically enforce the provisions hereof. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement or provided by law shall be cumulative and no one of them shall be exclusive of any other. A party may pursue any one or more of its rights, options or remedies hereunder or may seek damages or specific performance in the event of the other party's breach hereunder, or may pursue any other remedy by law or equity, whether or not stated in this Agreement.

         11. COSTS AND EXPENSES. Each of the parties will bear its own expenses in connection with the negotiation and the consummation of the transactions contemplated by this Agreement. Each party shall be solely responsible for its respective legal, accounting, and other out-of-pocket expenses.

         12. GOVERNING LAW AND VENUE. This Agreement and any interpretation hereof and the resolution of any dispute hereunder shall be governed by the laws of the State of California, and subject to the parties' obligation to arbitrate and dispute any action to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in the appropriate state or federal court in San Diego County, California. For this purpose each party hereto hereby expressly and irrevocably consents to the jurisdiction of said court, it being understood and agreed that the parties are obligated to arbitrate disputes between them pursuant to Section 21.

         13. INTERPRETATION. This Agreement shall not be interpreted against a party by virtue of such party's participation in the drafting of the Agreement or any provisions herein.

         14. AMENDMENT. This Agreement may be amended, modified, or supplemented only by an instrument in writing signed by all parties to this Agreement whose rights or obligations are affected by such amendment, modification or supplement.

         15. INUREMENT. This Agreement shall be binding upon and inure to the benefit to the successors and/or assigns of the parties hereto.

         16. NOTICES.

                  (a) METHOD OF DELIVERY. Any notice, request, demand, consent, approval or other communication (hereafter "notice") required or permitted under this Agreement or by law shall be in writing and delivered by any of the following means: (1) personally delivering the notice to a senior officer or duly authorized representative of the other party, (2) depositing the notice in the United States mail, postage prepaid, duly certified (return-receipt requested), (3) sending the notice by a commercial overnight delivery service (such as FedEx) which maintains delivery records, or (4) sending the notice by electronic facsimile or telecopier ("fax") (with the sending party retaining evidence of the time and date of transmission). Confirmations of any notices sent by fax shall be sent by mail as provided above.

                  (b) ADDRESSES. Notices shall be addressed as follows:

                  If to Seller:                      Airline Interiors, Inc.
                                                     2700 North Central Avenue
                                                     Suite 1100
                                                     Phoenix, AZ 85004
                                                     Attn: Bradley P. Forst, Esq.
                                                     Fax No.:  (602) 631-9005

                  If to Simula:                      Simula, Inc.
                                                     2700 North Central Avenue
                                                     Suite 1100
                                                     Phoenix, AZ 85004
                                                     Attn: Bradley P. Forst, Esq.
                                                     Fax No.:  (602) 631-9005

                  If to Simtec:                      Simula Transportation Equipment Corporation
                                                     2700 North Central Avenue
                                                     Suite 1100
                                                     Phoenix, AZ 85004
                                                     Attn: Bradley P. Forst, Esq.
                                                     Fax No.:  (602) 631-9005

                  If to STI:                         Simula Technologies, Inc.
                                                     2700 North Central Avenue
                                                     Suite 1100
                                                     Phoenix, AZ 85004
                                                     Attn: Bradley P. Forst, Esq.
                                                     Fax No.:  (602) 631-9005

                  If to Weber:                       Weber Aircraft, Inc.
                                                     2000 Weber Drive
                                                     Gainesville, Texas 76240
                                                     Attn:  Michel Labarre
                                                     Fax:  (940) 668-4853

                  With copies to:                    Zodiac, S.A.
                                                     2, rue Maurice Mallet
                                                     92137, Issy-les-Moulineaux Cedex
                                                     France
                                                     Attn:  Jean-Jacques Jegou
                                                     Fax No: (011-331) 41 23 23 62

                                                     Hillyer & Irwin
                                                     550 West C Street, 16th Floor
                                                     San Diego, CA 92101
                                                     Attn: William A. Reavey, Esq.
                                                     Fax No.: (619) 595-1313


Any party may, from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above. It is agreed that separate notices need not be sent to Simtec. Notices sent to Simula shall be deemed to have been sent to Simtec.

                  (c) EFFECTIVENESS. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If sent by mail, notices shall be deemed fully delivered and received three (3) business days after the date of the postmark on the certified mail receipt. If sent by commercial overnight delivery service, notices shall be deemed fully delivered and received one (1) business day after the date of deposit with such commercial overnight delivery service. If sent by fax, notices shall be deemed received twenty-four (24) hours after transmission. Notices may not be sent by e-mail. Rejection or other refusal to accept a notice or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice sent. In the event of a postal strike, all notices shall be personally delivered, sent by commercial overnight delivery service, or sent by fax.

         17. HEADINGS. The headings of the sections of this Agreement are for the convenience of reference only, and do not form a part hereof, and in no way modify, interpret or construe the meanings of the parties.

         18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one Agreement. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate original counterparts.

         19. WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The failure of any of the parties to this Agreement to require the performance of term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder.

         20. SEVERABILITY. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein. In the event of any inaccuracy or breach of any representation, warranty, covenant or agreement contained in this Agreement, the rights and remedies of the aggrieved party shall not be impaired or limited by reason of the fact that the act, omission, occurrence, or other statement of facts giving rise to such inaccuracy or breach may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or any other agreement between the parties) as to which there is no inaccuracy or breach.

         21. ARBITRATION.

                  (a) GENERAL. Any controversy, claim, or dispute among the parties hereto arising out of or related to this Agreement or the breach thereto, which cannot be settled amicably by the parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall determine all questions of fact and law relating to any controversy, claim, or dispute hereunder, including but not limited to whether or not any such controversy, claim, or dispute is subject to the arbitration provisions contained herein.

                  (b) THIRD-PARTY CONTROVERSY. If a controversy, claim, or dispute arises among the parties hereto which is subject to the arbitration provisions hereunder, and there exists or later arises a controversy, claim, or dispute between the parties hereto and any third party, which controversy, claim, or dispute arises out of or relates to the same transaction or series of transactions, said third party controversy, claim, or dispute shall be consolidated with the arbitration proceedings hereunder; provided, however, that any such third party must be a party to an agreement with a party hereto which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein or, if not, must consent to arbitration as provided for hereunder.

                  (c) VENUE. All arbitration proceedings shall be held in San Diego, California.

                  (d) NOTICES. Notice of the demand for arbitration shall be filed in writing with the other parties to this Agreement and with the American Arbitration Association., it being understood, however, that notices intended for the Selling Parties need only be given to Simula and that separate notices need not be given to AI or Simula.

         22. ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process costs, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not. Any such reimbursement shall be included in any judgment or final order or award issued in that proceeding. "Prevailing Party" means the party determined to most nearly prevail and not necessarily the one in whose favor a judgment or award is rendered. Attorneys' fees incurred in enforcing any judgment or award are recoverable as a separate item, and this provision for post-judgment or post-award attorneys' fees shall survive any judgment or award and shall not be deemed merged into any judgment or award.

         23. CONSTRUCTION. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate, or any other entity.

         24. FURTHER ASSURANCES. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement.

         25. AMENDMENTS. No addition to or modification of any provision contained in this Agreement shall be effective unless fully set forth in a writing signed by all parties.


         26. AUTHORITY OF SIGNATORIES. Each individual signing this Agreement on behalf of a corporation warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of the corporation or in accordance with the bylaws of the corporation, and that this Agreement is binding on the corporation in accordance with its terms.

         27. ENTIRE AGREEMENT. This Agreement is one of a series of agreements executed as part of an integrated transaction described in the Asset Purchase Agreement. This Agreement, together with the Asset Purchase Agreement and with all other agreements, assignments and exhibits expressly referred to therein or herein, constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement. All prior agreements, representations, negotiations and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein. To the maximum extent permitted by law, each party expressly waives any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise and/or agreement, if any, not contained or referenced to in this Agreement.





                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver, this Non-Competition Agreement as of the day and year first above written.

"SELLER"            AIRLINE INTERIORS, INC., an Arizona corporation
                    By:               /s/ Bradley P. Forst
                    Printed Name:         Bradley P. Forst
                    Its:                  Secretary

"SIMTEC"            SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona
                    corporation
                    By:               /s/ Bradley P. Forst
                    Printed Name:         Bradley P. Forst
                    Its                   Secretary

"SIMULA"            SIMULA, INC., an Arizona corporation
                    By:               /s/ James C. Dodd
                    Printed Name:         James C. Dodd
                    Its:                  CFO

"STI"               SIMULA TECHNOLOGIES, INC., an Arizona corporation
                    By:               /s/ Bradley P. Forst
                    Printed Name:         Bradley P. Forst
                    Its:                  Secretary

"WEBER"             WEBER AIRCRAFT, INC., a Delaware corporation
                    By:               /s/ Michel Labarre
                                          Michel Labarre
                                          President

                            PATENT LICENSE AGREEMENT
                                  (SECTION 6.6)

     This PATENT LICENSE AGREEMENT (the "Agreement") is made as of the 1st day of February 2000 by and between WEBER AIRCRAFT, INC., a Delaware corporation ("Licensor"), and SIMULA, INC., an Arizona corporation ("Licensee"), and SIMULA TECHNOLOGIES, INC., an Arizona corporation ("STI"), with reference to the following Recitals:

                                    RECITALS

     A. Licensor and Licensee, among others, are parties to that certain Asset Purchase Agreement dated December 24, 1999, as amended (the "Asset Purchase Agreement") and that certain Non-Competition Agreement of even date herewith (the "Non-Compete Agreement").

     B. Licensee is the inventor and the former owner of United States Patent No. 5,730,492 entitled "16 G Load-Limiting Seat Technology" issued on March 24, 1998 (the "Patent"). The Patent is referred to as the "Shared Use Patent" in the Asset Purchase Agreement.

     C. Pursuant to the terms and conditions of the Asset Purchase Agreement, Licensee has sold the Patent, and has assigned all of its right, title and interest in and to the Patent to Licensor. Section 6.6 of the Asset Purchase Agreement provides that Licensor shall grant Licensee and its affiliates a license to utilize the Patent in the Included Markets (as defined below).

     D. STI is an affiliate of Licensee.

     E. The parties are executing this Agreement in order to memorialize their understanding concerning the foregoing matters.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the sale of the Patent to Licensor, the above Recitals, the mutual covenants contained below in this Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. INTERPRETATION. This Agreement is intended to implement Section 6.6 and other provisions of the Asset Purchase Agreement referring to the licensing of the Patent by Licensee. In the event of a conflict between the provisions of this Agreement and those of the Asset Purchase Agreement, this Agreement shall control. In the event of a conflict between this Agreement and the Non-Compete Agreement, the Non-Compete Agreement shall control. Terms with initial capital letters are defined terms which shall have the respective meanings given them in the Asset Purchase Agreement, unless the context of this Agreement requires otherwise.

     2. GRANT. Subject to all the terms and conditions of this Agreement, including without limitation Section 3 below, Licensor hereby grants, and Licensee and hereby accepts, a perpetual, worldwide, exclusive license (the "License") to make, use, market and sell products utilizing the technology and inventions set forth in the Patent. The grant of the License is extended only to Licensee and not to STI or any other affiliates of Licensee. Notwithstanding the foregoing, it is agreed that STI shall have the right to use the technology covered by the Patent as provided in Section 6 of the Non-Competition Agreement.

     3. SCOPE. The scope of the License shall be limited to the military aviation, executive and business helicopter and general aviation aircraft markets anywhere in the world (collectively, the "Included Markets"). The Included Markets shall not include either the Business Jet Market (as defined in the Non-Compete Agreement) or the Commercial Airline Market (as defined in the Non-Compete Agreement) (collectively, the "Excluded Markets"). Licensee shall not design, develop, manufacture, market, distribute or sell any products utilizing the technology or inventions covered by the Patent in, or for use in, the Excluded Markets. Licensor shall not design, develop, manufacture, market, distribute or sell any products utilizing the technology or inventions covered by the Patent in, or for use in, the Included Markets.

     4. ROYALTIES. The License shall be royalty free and Licensee shall not be obligated to make any payments to Licensor for the utilization of the technology and inventions covered by the Patent.

     5. OWNERSHIP AND LICENSE OF IMPROVEMENTS. The parties agree that all enhancements or betterments of the Patent or the technology set forth in the Patent (collectively, the "Improvements") developed or acquired by Licensee, its employees or agents during the term of this Agreement shall be considered a part of the technology covered by the Patent and shall be owned solely by Licensor. Licensee, its employees and agents shall not have any right, title or interest in or to any Improvement; provided, however, that all Improvements shall be licensed to Licensee subject to all the same terms and conditions of this Agreement, including without limitation Section 3 and Section 4 above. None of Licensee, its employees or agents shall, at any time during or after the term of this Agreement, dispute or contest, directly or indirectly, Licensor's exclusive right and title to the Improvements. Licensee agrees (a) to take, or cause to be taken, all actions, (b) to do, or cause to be done, all things, and (c) to execute, or cause to be executed, any documents, instruments or conveyances of any kind which may be necessary, proper or advisable (y) to evidence Licensor's sole right, title and interest in and to any Improvement, or (z) to register such Improvement in Licensor's name.

     6. INFRINGEMENT/ LITIGATION.

         (A) THIRD PARTY INFRINGEMENT. During the term of this Agreement, each party agrees to notify the other promptly in the event such party becomes aware of any infringement or potential infringement of the Patent by a third party. Licensor shall have the sole and exclusive right to pursue, at its expense and in its own name, all actions for damages or equitable relief against third parties who infringe the Patent. Licensee shall not pursue independently on any lawsuits or causes of action for infringement of the Patent unless its licensed use is infringed and Licensor elects not to enforce the License after having received notice of such infringement. Licensor shall not be obligated to pursue any action for infringement of the Patent, and Licensor may settle or otherwise dispose of any action brought by it in any manner it sees fit, including without limitation consenting to the entry of any judgement or binding judicial determination, notwithstanding that such entry of judgement or binding judicial determination might impair the validity of or materially adversely affect the Patent or any claims thereof and provided it is not detrimental to Licensee's rights hereunder. Licensor shall be entitled to all money or property awarded or paid during or after the term of this Agreement from any judgment or settlement resulting from any action or counterclaim brought by Licensor concerning the Patent.

         (B) PATENT DEFENSE. In the event any action or proceeding is filed against Licensor or Licensee alleging that the Patent is invalid or infringes on any other patent or intellectual property right of any third party, Licensor may, but shall not be obligated to defend such action or proceeding at its sole expense. If Licensor elects to defend such action or proceeding, Licensee agrees to cooperate fully with Licensor and its representatives in the defense of any such action. Licensor may settle or otherwise dispose of any action brought by it in any manner it sees fit, including without limitation consenting to the entry of any judgement or binding judicial determination, notwithstanding that such entry of judgement or binding judicial determination might impair the validity of or materially adversely affect the Patent or any claims thereof.

     7. TERM. This Agreement shall become effective on the Effective Date and shall terminate automatically without notice in the event that (a) Licensor elects to not further maintain the Patent (in which case the License shall be considered fully paid-up and irrevocable), or (b) Licensee (i) designs, develops, manufactures, markets, distributes or sells any products utilizing the technology or inventions covered by the Patent in, or for use in, the Excluded Markets, other than specifically allowed under this Agreement, (ii) attempts to assign or transfer its rights under this Agreement or the License, (iii) attempts to sublicense the technology and inventions covered by the Patent in contravention of Section 8 below, (iv) fails to maintain insurance as required under this Agreement, or (v) files a petition in bankruptcy or is adjudicated bankrupt or insolvent, or makes an assignment for the benefit of creditors, or an arrangement pursuant to any bankruptcy law, or discontinues or dissolves its business, or if a receiver is appointed for the Licensee or for the Licensee's business.

     8. ASSIGNMENT. Licensee shall not be entitled to assign its rights under this Agreement or to sublicense the technology or the inventions covered by the Patent, except as permitted in this Section 8. Notwithstanding anything in this Agreement to the contrary, it is agreed that (a) Licensee may sublicense the License to a Simula Affiliate (as defined below) subject to all the terms and conditions of this Agreement and (b) Licensee (or a permitted sublicensee), may assign the License (or a permitted sublicense) in conjunction with the sale of the business of a Simula Affiliate to whom the License has been sublicensed, provided Licensee first obtains Licensor's prior written consent to such assignment. Licensor's consent to such assignment of the License (or a permitted sublicense) in conjunction with the sale of the business of a Simula Affiliate shall not be unreasonably withheld. The term "Simula Affiliate" shall mean any corporation which is owned by, controlled by, or under common control of Simula, Inc.

     9. INSURANCE. As a material inducement to Licensor to grant the License, Licensee agrees to provide and maintain throughout the term of this Agreement, at its own cost and expense, Comprehensive General Liability insurance including Blanket Contractual Liability and Broad Form Property damage coverage in an amount not less than Ten Million Dollars ($10,000,000) combined single limit, per occurrence ("CGL Insurance") endorsed to include products liability coverage, insuring the Licensee, its officers, directors, agents and employees against injury, harm or damage, whether to persons or property, arising out of Licensee's marketing, selling, or using products utilizing the technology or the inventions covered by the Patent, and designating Licensor as an additional named insured. All CGL Insurance shall be primary and be required to respond and pay prior to any other available coverage. Not later than ten (10) days upon written request by Licensor to Licensee, Licensee shall furnish evidence of such coverage as well as notice of renewal, cancellation or change in such coverage to Licensor

     10. INDEMNIFICATION. In addition to any and all duties of Licensee set forth in the Asset Purchase Agreement and this Agreement and as material inducement to Licensor to grant the License to Licensee, Licensee hereby agrees to defend, indemnify, and hold harmless Licensor against all Claims (as defined below) and any costs, damages, liabilities, losses, lawsuits, and expenses (including without limitation interest, penalties and reasonable attorneys' fees) arising out of or relating to such Claims. For the purpose of this Section 10, the term "Claims" shall mean any costs, expenses, claims and liabilities (including without limitation reasonable attorneys' fees) arising from or pertaining to Licensee's marketing or selling of products or devices utilizing the technology or inventions covered by the Patent.

     11. COSTS AND EXPENSES. Each of the parties will bear its own expenses in connection with the negotiation and the consummation of the transactions contemplated by this Agreement. Each party shall be solely responsible for its respective legal, accounting, and other out-of-pocket expenses.

     12. GOVERNING LAW AND VENUE. This Agreement and any interpretation hereof and the resolution of any dispute hereunder shall be governed by the laws of the State of California, and subject to the parties' obligation to arbitrate and dispute any action to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in the appropriate state or federal court in San Diego County, California. For this purpose each party hereto hereby expressly and irrevocably consents to the jurisdiction of said court, it being understood and agreed that the parties are obligated to arbitrate disputes between them pursuant to Section 21.

     13. INTERPRETATION. This Agreement shall not be interpreted against a party by virtue of such party's participation in the drafting of the Agreement or any provisions herein.

     14. AMENDMENT. This Agreement may be amended, modified, or supplemented only by an instrument in writing signed by all parties to this Agreement whose rights or obligations are affected by such amendment, modification or supplement.

     15. INUREMENT. This Agreement shall be binding upon and inure to the benefit to the successors and/or assigns of the parties hereto.

     16. NOTICES.

         (A) METHOD OF DELIVERY. Any notice, request, demand, consent, approval or other communication (hereafter "notice") required or permitted under this Agreement or by law shall be in writing and delivered by any of the following means: (1) personally delivering the notice to a senior officer or duly authorized representative of the other party, (2) depositing the notice in the United States mail, postage prepaid, duly certified (return-receipt requested),
(3) sending the notice by a commercial overnight delivery service (such as FedEx) which maintains delivery records, or (4) sending the notice by electronic facsimile or telecopier ("fax") (with the sending party retaining evidence of the time and date of transmission). Confirmations of any notices sent by fax shall be sent by mail as provided above.

         (B) ADDRESSES. Notices shall be addressed as follows:

                  If to Licensee:              Simula, Inc.
                                               2700 North Central Avenue
                                               Suite 1100
                                               Phoenix, AZ 85004
                                               Attn: Bradley P. Forst, Esq.
                                               Fax No.:  (602) 631-9005

                  If to STI:                   Simula Technologies, Inc.
                                               2700 North Central Avenue
                                               Suite 1100
                                               Phoenix, AZ 85004
                                               Attn: Bradley P. Forst, Esq.
                                               Fax No.:  (602) 631-9005

                  If to Licensor:              Weber Aircraft, Inc.
                                               2000 Weber Drive
                                               Gainesville, Texas 76240
                                               Attn:  Michel Labarre
                                               Fax:  (940) 668-4853

                  With copies to:              Zodiac, S.A.
                                               2, rue Maurice Mallet
                                               92137, Issy-les-Moulineaux Cedex
                                               France
                                               Attn:  Jean-Jacques Jegou
                                               Fax No: (011-331) 41 23 23 10

                                               Hillyer & Irwin
                                               550 West C Street, 16th Floor
                                               San Diego, CA 92101
                                               Attn: William A. Reavey, Esq.
                                               Fax No.: (619) 595-1313

Any party may, from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above. It is agreed that separate notices need not be sent to Simtec. Notices sent to Simula shall be deemed to have been sent to Simtec and STI.

         (C) EFFECTIVENESS. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If sent by mail, notices shall be deemed fully delivered and received three (3) business days after the date of the postmark on the certified mail receipt. If sent by commercial overnight delivery service, notices shall be deemed fully delivered and received one (1) business day after the date of deposit with such commercial overnight delivery service. If sent by fax, notices shall be deemed received twenty-four (24) hours after transmission. Notices may not be sent by e-mail. Rejection or other refusal to accept a notice or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice sent. In the event of a postal strike, all notices shall be personally delivered, sent by commercial overnight delivery service, or sent by fax.

     17. HEADINGS. The headings of the sections of this Agreement are for the convenience of reference only, and do not form a part hereof, and in no way modify, interpret or construe the meanings of the parties.

     18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one Agreement. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate original counterparts.

     19. WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The failure of any of the parties to this Agreement to require the performance of any term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder.

     20. SEVERABILITY. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein. In the event of any inaccuracy or breach of any representation, warranty, covenant or agreement contained in this Agreement, the rights and remedies of the aggrieved party shall not be impaired or limited by reason of the fact that the act, omission, occurrence, or other statement of facts giving rise to such inaccuracy or breach may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or any other agreement between the parties) as to which there is no inaccuracy or breach.

     21. ARBITRATION.

         (A) GENERAL. Any controversy, claim, or dispute among the parties hereto arising out of or related to this Agreement or the breach thereto, which cannot be settled amicably by the parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of
Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall determine all questions of fact and law relating to any controversy, claim, or dispute hereunder, including but not limited to whether or not any such controversy, claim, or dispute is subject to the arbitration provisions contained herein.

         (B) THIRD PARTY CONTROVERSY. If a controversy, claim, or dispute arises among the parties hereto which is subject to the arbitration provisions hereunder, and there exists or later arises a controversy, claim, or dispute between the parties hereto and any third party, which controversy, claim, or dispute arises out of or relates to the same transaction or series of transactions, said third party controversy, claim, or dispute shall be consolidated with the arbitration proceedings hereunder; provided, however, that any such third party must be a party to an agreement with a party hereto which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein or, if not, must consent to arbitration as provided for hereunder.

         (C) VENUE. All arbitration proceedings shall be held in San Diego, California.

         (D) NOTICES. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association.

     22. ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process costs, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not. Any such reimbursement shall be included in any judgment or final order or award issued in that proceeding. "Prevailing Party" means the party determined to most nearly prevail and not necessarily the one in whose favor a judgment or award is rendered. Attorneys' fees incurred in enforcing any judgment or award are recoverable as a separate item, and this provision for post-judgment or post-award attorneys' fees shall survive any judgment or award and shall not be deemed merged into any judgment or award.

     23. CONSTRUCTION. Where appropriate in this Agreement, words in the singular shall include the plural, and words in the masculine shall include the feminine.

     24. AUTHORITY OF SIGNATORIES. Each individual signing this Agreement on behalf of a corporation warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of the corporation or in accordance with the bylaws of the corporation, and that this Agreement is binding on the corporation in accordance with its terms.

     25. ENTIRE AGREEMENT. This Agreement is one of a series of agreements executed as part of an integrated transaction described in the Asset Purchase Agreement. This Agreement, together with the Asset Purchase Agreement and with all other agreements, assignments and exhibits expressly referred to therein or herein, constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement. All prior agreements, representations, negotiations and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein. To the maximum extent permitted by law, each party expressly waives any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise and/or agreement, if any, not contained or referenced in this Agreement.

     26. CAPACITY OF STI. STI is not acquiring any rights in the Patent or the License by virtue of this Agreement. STI is executing this Agreement for the limited purpose of confirming its agreement with the foregoing.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Patent License Agreement to be executed effective as of the date set forth above.


"LICENSEE:"                                 SIMULA, INC.,
                                            an Arizona corporation


                                            By:/s/ James C. Dodd
                                            Printed Name: James C. Dodd
                                            Its: CFO

"STI"                                       SIMULA TECHNOLOGIES, INC.,
                                            an Arizona corporation


                                            By: /s/ Bradley P. Forst
                                            Printed Name: Bradley P. Forst
                                            Its: Secretary



"LICENSOR:"                                 WEBER AIRCRAFT, INC.,
                                            a Delaware corporation


                                            By: /s/ Michael Labarre
                                            Printed Name:  Michael Labarre
                                            Its: President

                                                                  Exhibit 10.40g

                       ASSIGNMENT OF INTELLECTUAL PROPERTY
                                (Section 5.2(j))


     This ASSIGNMENT OF INTELLECTUAL PROPERTY (the "Assignment") is made as of the 1st day of February 2000, by and between AIRLINE INTERIORS, INC., an Arizona corporation, SIMULA, INC., an Arizona corporation (collectively the "Assignors"), and WEBER AIRCRAFT, INC., a Delaware corporation ("Assignee"), with reference to the facts set forth in the Recitals below.

                                    RECITALS

     A. Assignors and Assignee are parties to that certain Asset Purchase Agreement dated December 24, 1999, as amended (the "Asset Purchase Agreement"). This Agreement is being executed pursuant to Section 5.2(j) of the Asset Purchase Agreement.

     B. Simula, Inc. owns all right, title and interest in and to United States Patent No. 5,730,492 entitled " Load-Limiting Seat" issued March 24, 1998 (the "Patent"). Airline Interiors, Inc. owns all right, title and interest to and in the remaining intellectual property The Patent and the remaining intellectual property are collectively referred to as the "Intellectual Property," and is defined more fully in Section 1.1(g) of the Asset Purchase Agreement and listed in the Schedule of Intellectual Property attached hereto as Exhibit "A."

     C. Section 1.1(g) of the Asset Purchase Agreement provides that, as a part of the sale of the assets contemplated in the Asset Purchase Agreement, Assignors shall assign to Assignee all of their right, title and interest in and to the Intellectual Property.

     D. The parties are executing this Assignment in order to memorialize their understanding concerning the assignment of the Intellectual Property.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the above Recitals and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. INTERPRETATION. This Assignment is intended to implement the terms and conditions of the Asset Purchase Agreement. In the event of a conflict between the provisions of this Assignment and those of the Asset Purchase Agreement, the Asset Purchase Agreement shall control. Terms with initial capital letters are defined terms which shall have the respective meanings given them in the Asset Purchase Agreement, unless the context of this Assignment requires otherwise.

     2. TITLE TO INTELLECTUAL PROPERTY. Assignors own all right, interest and title, legal and equitable, as to the (a) the Intellectual Property, (b) all intellectual property rights (the "Associated Rights") associated with such Intellectual Property in the United States and in all foreign countries throughout the world (including any reissues, renewals, divisions continuations, or foreign counterparts of such Intellectual Property), (c) all causes of action, claims, damages and other rights (the "Ownership Rights") arising out of or relating to the Intellectual Property or ownership thereof, including but not limited to any and all claims for current or past infringement and the right to sue therefor, and (d) all goodwill (the "Goodwill") associated with or related to the Intellectual Property. Assignors have the right to use, free and clear of claims or rights of others, the Intellectual Property, the Associated Rights the Ownership Rights and the Goodwill and the same are freely transferable by Assignors. Assignors have not entered into any license agreement or similar agreement that would entitle any other person than Assignors to use the Intellectual Property, the Associated Rights the Ownership Rights and the Goodwill.

     3. NO INFRINGEMENT. Assignors are not aware, to the best of their knowledge, of any infringement by others of Assignors' proprietary rights in the Intellectual Property, the Associated Rights, the Ownership Rights and the Goodwill, nor of any other current unauthorized use by other persons. There are no claims or demands of any other person pertaining to the Intellectual Property and no proceedings have been instituted, or are pending or threatened, which challenge Assignors' right, title or interest to and in the Intellectual Property, the Associated Rights the Ownership Rights and the Goodwill. Simula, Inc. has paid all maintenance fees required to be paid in order to keep the Patent in effect. The Patent is in full force and effect.

     4. ASSIGNMENT BY ASSIGNORS. Subject to all of the terms and conditions of the Asset Purchase Agreement and this Assignment, Assignors hereby assign to Assignee all of Assignors' right, title and interest to and in the following:
(a) the Intellectual Property, (b) Associated Rights , (c) all Ownership Rights arising out of or relating to the Intellectual Property or ownership thereof, including but not limited to any and all claims for current or past infringement and the right to sue therefor, and (d) the Goodwill associated with or related to the Intellectual Property.

     5. ACCEPTANCE BY ASSIGNEE. Subject to all the terms and conditions of the Asset Purchase Agreement and this Assignment, Assignee hereby accepts the assignment of the Intellectual Property, the Associated Rights and the Ownership Rights.

     6. FURTHER ASSURANCES. Assignors agree, without cost to Assignee, to execute all instruments and documents and take all actions as may be reasonably required to effectuate this Assignment, including without limitation to execute all rightful oaths, assignments, powers of attorney and other documents which Assignee shall consider desirable or necessary for (a) vesting title to the Intellectual Property, the Goodwill, the Associated Rights and the Ownership Rights in Assignee, or (b) for registering such rights with governmental authorities in Assignee's name in the United States or worldwide.

      7. EFFECTIVE DATE. This Assignment shall be effective as of the Closing.

      8. BINDING EFFECT. This Assignment shall be binding upon, and inure to the benefit of the respective successors and assignees of Assignee and Assignors.

      9. GOVERNING LAW AND VENUE. This Agreement and any interpretation hereof and the resolution of any dispute hereunder shall be governed by the laws of the State of California, and subject to the parties' obligation to arbitrate and dispute any action to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in the appropriate state or federal court in San Diego County, California. For this purpose each party hereto hereby expressly and irrevocably consents to the jurisdiction of said court, it being understood and agreed that the parties are obligated to arbitrate disputes between them pursuant to Section 16 below.

     10. INTERPRETATION. This Agreement shall not be interpreted against a party by virtue of such party's participation in the drafting of the Agreement or any provisions herein.

     11. AMENDMENT. This Agreement may be amended, modified, or supplemented only by an instrument in writing signed by all parties to this Agreement whose rights or obligations are affected by such amendment, modification or supplement.

     12. INUREMENT. This Agreement shall be binding upon and inure to the benefit to the successors and/or assigns of the parties hereto.

     13. NOTICES.

         (a) METHOD OF DELIVERY. Any notice, request, demand, consent, approval or other communication (hereafter "notice") required or permitted under this Agreement or by law shall be in writing and delivered by any of the following means: (1) personally delivering the notice to a senior officer or duly authorized representative of the other party, (2) depositing the notice in the United States mail, postage prepaid, duly certified (return-receipt requested),
(3) sending the notice by a commercial overnight delivery service (such as FedEx) which maintains delivery records, or (4) sending the notice by electronic facsimile or telecopier ("fax") (with the sending party retaining evidence of the time and date of transmission). Confirmations of any notices sent by fax shall be sent by mail as provided above.

         (B) ADDRESSES. Notices shall be addressed as follows:

          If to Assignors:                   Simula, Inc.
                                             2700 North Central Avenue
                                             Suite 1100
                                             Phoenix, AZ 85004
                                             Attn: Bradley P. Forst
                                             Fax No.: (602) 631-9005

          If to Assignee:                    Weber Aircraft, Inc.
                                             2000 Weber Drive 5
                                             Gainesville, TX 76240
                                             Attn: Michel Labarre
                                             Fax No. (940) 668-4853

          With a copy to:                    Zodiac S.A.
                                             2, Rue Maurice Mallet
                                             92137, Issy-les-Molineaux Cedex
                                             France
                                             Attn: Jean-Jacques Jegou
                                             Fax No: (011-331) 41 23 23 10

          With a copy to:                    Hillyer & Irwin
                                             550 West C Street, 16th Floor
                                             San Diego, CA 92101
                                             Attn: William A. Reavey, Esq.
                                             Fax No. (619) 595-1313

Any party may, from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above. Notices sent to Simula, Inc. shall be deemed to have been sent to Airline Interiors, Inc.

         (C) EFFECTIVENESS. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If sent by mail, notices shall be deemed fully delivered and received three (3) business days after the date of the postmark on the certified mail receipt. If sent by commercial overnight delivery service, notices shall be deemed fully delivered and received one (1) business day after the date of deposit with such commercial overnight delivery service. If sent by fax, notices shall be deemed received twenty-four (24) hours after transmission. Notices may not be sent by e-mail. Rejection or other refusal to accept a notice or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice sent. In the event of a postal strike, all notices shall be personally delivered, sent by commercial overnight delivery service, or sent by fax.

     14. HEADINGS. The headings of the sections of this Agreement are for the convenience of reference only, and do not form a part hereof, and in no way modify, interpret or construe the meanings of the parties.

     15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one Agreement. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate original counterparts.

     16. WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The failure of any of the parties to this Agreement to require the performance of term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder.

     17. SEVERABILITY. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein. In the event of any inaccuracy or breach of any representation, warranty, covenant or agreement contained in this Agreement, the rights and remedies of the aggrieved party shall not be impaired or limited by reason of the fact that the act, omission, occurrence, or other statement of facts giving rise to such inaccuracy or breach may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or any other agreement between the parties) as to which there is no inaccuracy or breach.

     18. ARBITRATION.

         (a) GENERAL. Any controversy, claim, or dispute among the parties hereto arising out of or related to this Agreement or the breach thereto, which cannot be settled amicably by the parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of
Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall determine all questions of fact and law relating to any controversy, claim, or dispute hereunder, including but not limited to whether or not any such controversy, claim, or dispute is subject to the arbitration provisions contained herein.

         (b) THIRD PARTY CONTROVERSY. If a controversy, claim, or dispute arises among the parties hereto which is subject to the arbitration provisions hereunder, and there exists or later arises a controversy, claim, or dispute between the parties hereto and any third party, which controversy, claim, or dispute arises out of or relates to the same transaction or series of transactions, said third party controversy, claim, or dispute shall be consolidated with the arbitration proceedings hereunder; provided, however, that any such third party must be a party to an agreement with a party hereto which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein or, if not, must consent to arbitration as provided for hereunder.

         (c) VENUE. All arbitration proceedings shall be held in San Diego, California.

         (d) NOTICES. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association.

     19. ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process costs, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not. Any such reimbursement shall be included in any judgment or final order or award issued in that proceeding. "Prevailing Party" means the party determined to most nearly prevail and not necessarily the one in whose favor a judgment or award is rendered. Attorneys' fees incurred in enforcing any judgment or award are recoverable as a separate item, and this provision for post-judgment or post-award attorneys' fees shall survive any judgment or award and shall not be deemed merged into any judgment or award.

     20. CONSTRUCTION. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate, or any other entity.

     21. AUTHORITY OF SIGNATORIES. Each individual signing this Agreement on behalf of a corporation warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of the corporation or in accordance with the bylaws of the corporation, and that this Agreement is binding on the corporation in accordance with its terms.

     22. ENTIRE AGREEMENT. This Agreement is one of a series of agreements executed as part of an integrated transaction described in the Asset Purchase Agreement. This Agreement, together with the Asset Purchase Agreement and with all other agreements, assignments and exhibits expressly referred to therein or herein, constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement. All prior agreements, representations, negotiations and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein. To the maximum extent permitted by law, each party expressly waives any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise and/or agreement, if any, not contained or referenced to in this Agreement.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Assignors and Assignee have executed this Assignment of Intellectual Property as of the date first above written.


"ASSIGNOR:"                                 AIRLINE INTERIORS, INC.,
                                            an Arizona corporation


                                            By: /s/ Bradley P. Forst
                                               ___________________________
                                            Printed Name: Bradley P. Forst
                                            Its: Secretary


"ASSIGNOR:"                                 SIMULA, INC.,
                                            an Arizona corporation


                                            By:/s/ James C. Dodd
                                               _________________________
                                            Printed Name: James C. Dodd
                                            Its: CFO


"ASSIGNEE:"                                 WEBER AIRCRAFT, INC.,
                                            a Delaware corporation


                                            By: /s/ Michael Labarre
                                               ___________________________
                                            Printed Name:  Michael Labarre
                                            Its: President

                                   EXHIBIT "A"

                        SCHEDULE OF INTELLECTUAL PROPERTY



Trademarks, Tradenames, and Service Marks

     -    Common Law Trademark "AIRLINE INTERIORS' (Corporate Name)

     -    Common Law Trademark "AIRLINE INTERIORS" plus design (Corporate Logo)

     -    Common Law Trademark "AI-1000" for Tourist Class Airplane Seats

     -    Common Law Trademark "AI-2000" for Business Class Airplane Seats

Patent Concepts or Ideas

     - United States Patent No. 5,730,492 entitled "16 G Load-Limiting Seat Technology" issued March 24, 1998 (the "Patent")

     -    All concepts, technology and inventions set forth in the Patent

Copyrights

     -    Logo "AIRLINE INTERIOR"

                                                                  Exhibit 10.40h



                          TRANSITION SUPPORT AGREEMENT
                                  (Section 7.9)


     This TRANSITION SUPPORT AGREEMENT (the "Agreement") is made as of the 1st day of February 2000 by and between AIRLINE INTERIORS, INC., an Arizona corporation ("AI"), SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation ("Simtec"), SIMULA, INC., an Arizona corporation ("Simula"), and WEBER AIRCRAFT, INC., a Delaware corporation ("Weber"), with reference to the following Recitals:

                                    RECITALS

     A. Simula is the sole shareholder of Simtec, which is in turn the sole shareholder of AI. AI, Simula and Simtec are sometimes collectively referred to herein as the "Selling Parties."

     B. AI is engaged in the business (the "Business") of manufacturing and marketing new aircraft passenger seats. AI operates its main manufacturing and service facility (the "Poway Facility") for the Business in Poway, California.

     C. Weber is also engaged in the business of manufacturing and marketing new aircraft passenger seats. Weber is headquartered and maintains a manufacturing facility ("Weber's Facility") in Gainesville, Texas.

     D. Selling Parties and Weber are parties to that certain Asset Purchase Agreement dated December 24, 1999, as amended (the "Asset Purchase Agreement").

     E. Pursuant to the Asset Purchase Agreement, AI has sold to Weber certain assets, which are defined in the Asset Purchase Agreement as the "Included Assets." The Included Assets are substantially all the assets currently used by AI in connection with the Business.

     F. This Agreement is being executed pursuant to Section 7.9 of the Asset Purchase Agreement, which provides that AI will assist Weber in the orderly relocation of the Business from the Poway Facility to Weber's Facility after the Closing.

     G. The parties are executing this Agreement in order to memorialize their understanding concerning the foregoing matters.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the Asset Purchase Agreement, the above Recitals, the mutual covenants contained below in this Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

                              INTRODUCTORY MATTERS

     1.1 Interpretation. In the event of a conflict between the provisions of this Agreement and those of the Asset Purchase Agreement, this Agreement shall control. Terms with initial capital letters are defined terms which shall have the respective meanings given them in the Asset Purchase Agreement, unless the context of this Agreement requires otherwise.

     1.2 Certain Definitions.

         (a) AI's Transition Team. The term "AI's Transition Team" shall have the meaning given it in Section 1.4 below.

         (b) AT Sublease. The term "AT Sublease" shall have the meaning given it in Section 4.1(a) below.

         (c) Covered Claims.

            (1) The term "Covered Claims" shall mean all liabilities (including without limitation reasonable attorneys' fees) arising out of or pertaining to any claim (other than an Excluded Claim) arising out of acts or circumstances occurring or existing before or after the Closing which may be asserted at any time against Weber:

               (i) By any person who was employed by AI before or after the Closing, including without limitation claims based on employment discrimination, workers compensation, unpaid wages, salaries or benefits, personal injury, sexual harassment, termination of employment and payments required under the WARN Act in laying off its employees employed in the Poway Facility;

               (ii) By any governmental agency based on or arising out of AI's alleged failure to comply with the WARN Act in laying off its employees employed in the Poway Facility;

               (iii) By the landlord under the Poway Lease for any alleged breach of the Poway Lease at any time (except as otherwise provided in Section
3.2 below with respect to damage or destruction caused by the negligence or willful misconduct of Weber);

               (iv) By any third party arising out of the use or occupancy of the Poway Facility; or

               (v) By the subtenant under the AT Sublease.

            (2) The term Covered Claims shall not include the Excluded Claims. Notwithstanding anything in this Agreement to the contrary, it is agreed that the Covered Claims shall, however, include claims that may be asserted by the Temporary Personnel for injuries that occur after the Closing which are covered by worker's compensation insurance, unless such claims are Excluded Claims.

         (d) Excluded Claims. The term "Excluded Claims" shall mean (1) any claims asserted after the Closing by Weber's Permanent Hires with respect to acts or omissions of Weber in its capacity as the new employer of Weber's Permanent Hires; (2) any claims asserted after the Closing by the Temporary Personnel for sexual harassment or other employment law violations by Weber's employees, or personal injury resulting from the gross negligence or willful misconduct of Weber; (3) any claims by the landlord under the Poway Lease for any damage or destruction of the Poway Facility caused by the negligence or willful misconduct of Weber; and (4) any claims by any third party arising out of Weber's use or occupancy of the Poway Facility during the Transition Period in violation of the subject lease.

         (e) Prohibited Transactions. The term "Prohibited Transactions" shall have the meaning given it in Section 3.4 below.

         (f) Rent. The term "Rent" shall have the meaning given it in Section 4.1(a) below.

         (g) Termination Notice. The term "Termination Notice" shall have the meaning given it in Section 1.2(j) below.

         (h) Temporary Personnel. The term "Temporary Personnel" shall have the meaning given it in Section 2.1(b) below.

         (i) Temporary Personnel Costs. The term "Temporary Personnel Costs" shall have the meaning given it in Section 2.1(b) below.

         (j) Transition Period. The term "Transition Period" shall mean a period of time following the Closing during which Weber will operate in the Poway Facility pursuant to this Agreement in order to prepare the Business for relocation to Weber's Facility. The Transition Period will begin immediately after the Closing and end when Weber vacates the Poway Facility, it being agreed, however, that the Transition Period shall not extend beyond July 31, 2000. Weber shall give AI written notice (the "Termination Notice") of when Weber has vacated the Poway Facility. The last day of the Transition Period shall be the day on which AI receives the Termination Notice from Weber.

         (k) Weber's Permanent Hires. The term "Weber's Permanent Hires" shall have the meaning given it in Section 2.1(a) below.

         (l) Weber's Transition Team. The term "Weber's Transition Team" shall have the meaning given it in Section 2.1 (b) below.

     1.3 Parties' Intent. Initially, the parties anticipated that Weber would continue manufacturing Products in the Poway Facility during the Transition Period. Weber no longer plans to conduct manufacturing operations in the Poway Facility after the Closing. Instead, after the Closing, Weber anticipates that it will promptly relocate and transfer the Business and all the Included Assets from the Poway Facility to Weber's Facility. During the Transition Period, Weber expects to shut down the Business in preparation for its immediate relocation to Weber's Facility. Selling Parties shall assist Weber in relocating the Business and Weber will reimburse Selling Parties for certain expenses related thereto, as more fully provided below. All decisions affecting the Business shall be made by Weber. Subject to all the provisions of this Agreement, AI shall perform the Services in the manner specified in this Agreement in order to meet the day-to-day operational requirements of the Business during the Transition Period, as well as the requirements for an orderly relocation of the Business to Weber's Facility. AI shall not engage in any Prohibited Transactions without Weber's prior written approval.

     1.4 Scope of Services. Using the Temporary Personnel, AI's Transition Team, Simula's corporate MIS support staff in Phoenix, AZ and AI's computer and telephone systems, and other equipment of AI in the Poway Facility, Selling Parties shall provide to Weber the administrative and operational support services (the "Services") reasonably required to cease manufacturing the Products in the Poway Facility and to move the Business and the Included Assets in an orderly manner to Weber's Facility. The specific Services to be provided by Simula and AI are listed on the Schedule of Services attached hereto as Exhibit "A" and elsewhere in this Agreement. Weber shall exercise reasonable care and supervision in assigning tasks to be performed by the Temporary Personnel. Before the Closing, Selling Parties shall appoint a facilities manager and a transition manager (collectively, "AI's Transition Team") to manage the Poway Facility after the Closing and to coordinate the performance of the Services with Weber's Transition Team. AI shall pay the cost of AI's Transition Team. AI's Transition Team shall not be part of the Temporary Personnel. Weber shall inform and consult with AI's Transition Team on a frequent basis during the Transition Period. AI shall not undertake any other business activities or ventures in its Poway Facility or elsewhere which would prevent AI from performing the Services. No compensation shall be required to be paid to Selling Parties for providing the Services except as provided in Article 4 below.

     1.5 Mutual Cooperation. The parties' respective Transition Teams shall cooperate with one another and provide services to one another that do not interfere with their respective primary duties as provided in this Section 1.5. Weber's Transition Team's primary duties shall be to support Weber. AI's Transition Team's primary duties shall be to support AI. As part of the cooperation contemplated in this Section 1.5, it is agreed that Greg Wallick and Thomas Nobles, who will be assigned as Temporary Personnel to Weber's Transition Team, will provide certain certification and DIMR Services for the benefit of Selling Parties. The parties shall also cooperate with one another on (1) security and lock changing matters relating to the Poway Facility and (2) the copying of AI's business records.

                                    ARTICLE 2

                                PERSONNEL MATTERS

     2.1 Weber's Transition Team.

         (a) Weber's Permanent Hires. Prior to the Closing, Weber shall identify those employees (the "Weber's Permanent Hires") of AI whom Weber desires to hire to work in the Poway Facility (or elsewhere) during the Transition Period and thereafter. As of the Closing, Weber's Permanent Hires shall cease to be employees of AI and shall become employees of Weber. At that time, Weber shall be solely responsible for paying all salaries, wages and benefits of Weber's Permanent Hires in accordance with applicable law. Selling Parties shall assist and cooperate with the transition of Weber's Permanent Hires from AI's payroll to the payroll and benefits systems of Weber. Before the Closing, Weber shall give Selling Parties notice of each offer of permanent employment made to AI's employees and the terms thereof, whether accepted or not.

         (b) Temporary Staffing. In order to supply the temporary personnel assistance needed to help Weber relocate the Business and the Included Assets, AI shall "lease" certain of AI's employees (the "Temporary Personnel") to Weber during the Transition Period. Before the Closing, Weber shall give Selling Parties notice of each offer of temporary employment made to AI's employees and the terms thereof, whether accepted or not. AI shall be deemed to be the employer of record for the Temporary Personnel for all purposes. Weber shall, however, be entitled to identify the tasks to be performed by the Temporary Personnel, subject to the supervision of appropriate AI and Weber personnel. The Temporary Personnel shall include AI personnel required to relocate the Business and the Included Assets to Weber's facility and to operate and maintain the Poway Facility and the telephone and computer systems located therein during the Transition Period. Selling Parties are not obligated to provide these employees to Weber if Weber is unable to induce them to continue working after the Closing. Weber shall reimburse AI for the actual amount of the Temporary Personnel's wages, FICA and other payroll taxes, benefits and a reasonable amount to compensate AI for the cost of health and worker's compensation insurance premiums during the Transition Period (collectively, the "Temporary Personnel Costs"). The cost of such insurance is listed on the Schedule of Insurance Costs for Temporary Personnel attached hereto as Exhibit "B." Weber shall be entitled to pay - through AI's auspices - a "stay-bonus" to the Temporary Personnel. The amount of the stay-bonus shall be determined by Weber. The stay-bonus shall not be used to offset or reduce any payments due the Temporary Personnel under the WARN Act. Hereafter, Weber's Permanent Hires and the Temporary Personnel may sometimes be collectively referred to as "Weber's Transition Team."

                                    ARTICLE 3

                 OPERATION OF BUSINESS DURING TRANSITION PERIOD

     3.1 Relationship of Parties - No Agency. During the Transition Period, neither party shall be agents of the other. Neither party shall have authority to bind, obligate or commit the other in any capacity or to execute contracts on behalf of the other. Neither AI nor Weber shall be deemed to be a partner, joint venturer, alter ego, manager, controlling person, or other business associate or participant of any kind of the other in connection with the Business or the Poway Facility.

     3.2 Poway Lease. During the Transition Period, AI shall, for all purposes, remain and be deemed to be the tenant under that certain Standard Industrial/Commercial Multi-Tenant Lease-Modified Net dated September 15, 1997 (the "Poway Lease") between AI, as tenant, and W. H. Pomerado, LLC, as landlord. Weber shall not be deemed to have either assumed the Poway Lease, or subleased the Poway Facility (in whole or in part). AI hereby grants Weber an irrevocable license to use the Poway Facility during the Transition Period, subject to this Agreement and the Poway Lease. Because of Weber's limited rights as a licensee, Weber shall not be deemed in control of the Poway Facility. In exercising its rights under such license, Weber shall at all times comply with the Poway Lease and shall pay - without mark-up or increase - the Rent payable by AI under the Poway Lease as specified in Section 4.1(a) below; provided, however, that in no event shall Weber be obligated to pay for any repairs or maintenance of the Poway Facility or for any other expense which is capital in nature, unless such repairs or maintenance work is caused by the negligence or willful misconduct of Weber, its employees, or member of Weber's Transition Team. It is understood and agreed that Selling Parties shall have the right to show the Poway Facility to potential tenants /subtenants during the Transition Period, but the Poway Lease shall not be terminated or assigned (which shall be deemed to include any subleasing of the Poway Facility) in a manner which would interfere with Weber's rights under this Agreement until the end of the Transition Period. Weber shall not be responsible for surrendering the Poway Facility to the landlord or delivering same to successor tenants or subtenants or for returning any leased equipment to the lessors thereof. The Rent, premiums for insurance coverages required under the Poway Lease, and property taxes for the Poway Facility shall not be deemed to be part of AI's trade accounts payable to be assumed by Weber under the Asset Purchase Agreement. AI shall be solely responsible for paying for such items out of its own funds, except as provided in this Agreement during the Transition Period.

     3.3 Operation of Business. Unless otherwise instructed by Weber in writing, during the Transition Period AI shall:

         (a) Cease operating the Business during the Transition Period except as necessary to provide the Services;

         (b) Cease all manufacturing operations in the Poway Facility effective as of the close of business on the Closing Date;

         (c) Assist Weber in assuming control over the Business and in transferring title to and possession of the Included Assets to Weber;

         (d) Continue to operate and maintain the Poway Facility in accordance with the Poway Lease; and

         (e) Provide the Services to Weber, as provided elsewhere in this Agreement.

     3.4 Prohibited Transactions. During the Transition Period, AI shall not do, or agree to do, any of the following acts ("Prohibited Transactions") in connection with or relating to the operation of the Business and the transfer of the Business to Weber's Facility without the prior written approval of Weber:

         (a) Issue or approve any purchase orders;

         (b) Enter into any contract, commitment, or transaction on behalf of Weber, in any amount or for any purpose;

         (c) Write checks drawn on accounts owned by Weber;

         (d) Agree to any payment arrangements (for extending credit or deferring payment) with suppliers or vendors which are not approved in advance by Weber;

         (e) Accept from vendors any non-conforming goods or merchandise, i.e., raw materials, supplies, or other items for which reimbursement will be sought from Weber which (1) do not comply with the standard descriptions for the Products or such other items, or (2) do not comply with orders placed with the vendors by AI at the direction of Weber;

         (f) Ship any Products;

         (g) Respond to or otherwise handle any product liability claims for any Product;

         (h) Sell any Products of any kind or in any quantity;

         (i) Open any new customer accounts;

         (j) Resolve or compromise any customer warranty disputes or any items listed in service bulletins; or

         (k) Terminate or modify the Poway Lease, or do anything that would prevent Weber from operating in the Poway Facility during the Transition Period.

     3.5 Collection of Monies. Except as may be expressly provided otherwise in the Asset Purchase Agreement, all monies collected by any Selling Party in connection with or relating to the sale of the Products and/or the operation of the Business during the Transition Period shall be deemed to be collected by any Selling Party for the account of and benefit of Weber, it being understood that Weber has purchased all of AI's accounts receivables pursuant to the Asset Purchase Agreement . Any monies that may be collected or received by AI after the Closing in connection with or relating to the sale of Products and/or Business shall belong to Weber and such funds shall not be commingled with funds of Selling Parties and shall be deposited without delay into bank accounts owned by Weber.

     3.6 No Conflicting Duties. During the Transition Period, AI and its directors and officers shall not serve as officers, directors, employees, consultants or advisors to any business which competes, directly or indirectly, with the Business, without the prior written consent of Weber. AI confirms that it is under no contractual commitments inconsistent with its obligations set forth in this Agreement, and that during the Transition Period, it will not render or perform services, or enter into any contract to do so, for any other corporation, firm, entity or person, including Simula and Simtec, which are inconsistent with the provisions of this Agreement.

     3.7 Regulatory Compliance. During the Transition Period, AI shall comply with the internal risk management procedures and controls established by Weber and all federal, state and local licensing, certification, permit, and approval requirements applicable to the Business or the Poway Facility.

     3.8 Assistance From Selling Parties. Subject to Weber's payment of the amounts specified in Article 4 below, Selling Parties hereby agree to use their best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably required by Weber to consummate the relocation of the Business to Weber's Facility and to implement the transactions contemplated by this Agreement, including without limitation to provide adequate administrative and computer support and to make available to Weber immediately upon Weber's request all test records, technical data, numerical dynamic models and the like in connection with or relating to the Products, to the extent same are part of the Included Assets.

                                    ARTICLE 4

                                FINANCIAL MATTERS

     4.1 Payments to AI. As compensation for the Services, Weber shall pay AI the following amounts:

         (a) Rent. Weber shall pay the Base Rent and the Common Area Operating Expenses (collectively "Rent") payable by AI under the Poway Lease for the six
(6) month period beginning on the Closing and ending July 31, 2000; provided, however, that any rental payments received by AI from Aerospace Technologies in connection with or relating to the sublease (the "AT Sublease") of a portion of the Poway Facility by Aerospace Technologies during said six-month period shall be credited to reduce the amount so payable by Weber for the Rent. The Rent shall be paid as provided in Section 4.2 below. The amount of the Rent is specified on the Invoice dated January 6, 2000 attached hereto as Exhibit "C." Weber's obligation to pay the Rent for the above referenced six-month period will continue beyond the end of the Transition Period. Termination of the Transition Period shall not reduce or end Weber's obligation to pay the Rent. If AI should become excused from paying the rent due under the Poway Lease (due to damage or destruction of the Poway Facility or otherwise but not for subletting or assigning), Weber's obligation to pay the Rent shall be reduced to the same extent.

         (b) Approved Cost Items. Weber shall reimburse AI for the actual amount of the following direct, out-of-pocket costs and expenses ("Approved Cost Items") reasonably incurred by AI in connection with or relating to the operation of the Business during the Transition Period and the transfer of the Business to Weber's Facility:

            (1) The cost of electrical, gas, water and telephone service to the Poway Facility during the Transition Period; provided, however, that the cost of long distance telephone calls shall be subject to audit and review by Weber in order to verify that such calls were made in furtherance of the Business and/or its relocation;

            (2) Rent for any equipment leased by AI (to the extent not part of the Included Assets) which is used by Weber in furtherance of the Business and/or its relocation;

            (3) Property and general liability insurance premiums payable with respect to the Poway Facility during the Transition Period;

            (4) Real property taxes for the Poway Facility during the Transition Period; and

            (5) Such other out-of-pocket expenses as may be reasonably incurred by AI in providing the Services; provided, however, that without Weber's prior written approval, Weber shall not be obligated to reimburse AI for any type or category of cost which is not expressly listed in this Section 4.1 or on Exhibit "A."

         (c) Temporary Personnel Costs. In addition to the other items listed in this Section 4.1, Weber shall reimburse AI for the Temporary Personnel Costs. Weber and AI shall agree on a mutually satisfactory mechanism for payment of the Temporary Personnel Costs before the Closing.

         (d) Corporate Support Costs. Weber shall not be required to pay Selling Parties any additional amount for any corporate support services provided as part of the Services by any Selling Party during the Transition Period, except as provided in this Section 4.1(d). Terri Harden and Bob Wolski will be on-site at Poway regularly during the Transition Period and shall fully cooperate and provide the Services without cost to Weber. Notwithstanding anything to the contrary, if Weber requests that either Terri Harden or Bob Wolski travel to San Diego, California to work exclusively for the benefit of Weber, Weber shall (1) pay Simula $1,250 per day (prorated for partial days) for each day that such individuals work in San Diego and (2) reimburse Simula for the reasonable out-of-pocket travel costs for airline fares, car rentals, and hotel rooms incurred by such individuals.

     4.2 Time of Payment. . Weber shall pay the Rent in installments on the first day of each calendar month for which Weber is obligated to pay the Rent, beginning on February 2, 2000. The installment due on February 2, 2000 shall cover the period beginning at midnight on the Closing Date and ending on February 28, 2000. Unless otherwise agreed in writing, Weber shall pay the other amounts payable by it under Section 4.1 above twice monthly. In order to be reimbursed by the fifteenth (15th) day of a calendar month, AI shall submit to Weber - not later than the fifth (5th) day of such month - invoices stating in reasonable detail the amount of and the reason for each item for which payment is being sought and the justification/explanation for Weber's obligation to pay same; provided, however, that AI's failure to submit such invoices in a timely manner shall not release Weber from its obligations to make the payments provided for in this Article 4.

                                    ARTICLE 5

                              TERM AND TERMINATION

     5.1 Term. This Agreement shall become effective at the Closing. The term of this Agreement shall commence on the Closing and shall continue until the end of the Transition Period.

     5.2 Termination for Cause. Either party may terminate this Agreement for cause with immediate effect at any time by giving written notice of the termination to the other party. "Cause" shall include, without limitation, the following:

         (a) Appointment of a receiver or trustee to manage the assets of AI;

         (b) Assignment for the benefit of creditors of the assets of AI;

         (c) AI's filing for bankruptcy protection; or

         (d) Any material breach of this Agreement by either party, which is not cured to the reasonable satisfaction of the non-breaching party within five (5) business days after the breaching party's receipt of notice of default from the non-breaching party. Weber shall be in material breach of this Agreement if it fails to pay amounts due to AI within fifteen (15) days of notice of non-payment from AI.

                                   ARTICLE 6

                                 INDEMNIFICATION

     6.1 Indemnification by AI. In addition to any and all duties of AI set forth in the Asset Purchase Agreement and this Agreement, AI shall defend, indemnify, and hold Weber harmless from any costs, damages, liabilities, losses, lawsuits, and expenses (including without limitation interest, penalties and reasonable attorneys' fees) arising out of or relating to the Covered Claims.

     6.2 Indemnification by Weber. In addition to any and all duties of Weber set forth in the Asset Purchase Agreement and this Agreement, Weber shall defend, indemnify, and hold AI harmless from any costs, damages, liabilities, losses, lawsuits, and expenses (including, without limitation interest, penalties and reasonable attorneys' fees) arising out of or relating to the Excluded Claims.

     6.3 Dispute Resolution. If the parties dispute their liability with respect to any Covered Claim or Excluded Claim, such dispute, or any other dispute arising out of this Agreement, shall be resolved by arbitration pursuant to
Section 7.11 below.

                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS

     7.1 Costs and Expenses. Each of the parties will bear its own expenses in connection with the negotiation and the consummation of the transactions contemplated by this Agreement. Each party shall be solely responsible for its respective legal, accounting, and other out-of-pocket expenses.

     7.2 Governing Law and Venue. This Agreement and any interpretation hereof and the resolution of any dispute hereunder shall be governed by the laws of the State of California, and subject to the parties' obligation to arbitrate and dispute any action to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in the appropriate state or federal court in San Diego County, California. For this purpose each party hereto hereby expressly and irrevocably consents to the jurisdiction of said court, it being understood and agreed that the parties are obligated to arbitrate disputes between them pursuant to Section 7.11 below.

     7.3 Interpretation. This Agreement shall not be interpreted against a party by virtue of such party's participation in the drafting of the Agreement or any provisions herein.

     7.4 Amendment. This Agreement may be amended, modified, or supplemented only by an instrument in writing signed by all parties to this Agreement whose rights or obligations are affected by such amendment, modification or supplement.


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
     7.5 Inurement. This Agreement shall be binding upon and inure to the benefit to the successors and/or assigns of the parties to this Agreement.

     7.6 Notices.

         (a) Method of Delivery. Any notice, request, demand, consent, approval or other communication (hereafter "notice") required or permitted under this Agreement or by law shall be in writing and delivered by any of the following means: (1) personally delivering the notice to a senior officer or duly authorized representative of the other party, (2) depositing the notice in the United States mail, postage prepaid, duly certified (return-receipt requested),
(3) sending the notice by a commercial overnight delivery service (such as FedEx) which maintains delivery records, or (4) sending the notice by electronic facsimile or telecopier ("fax") (with the sending party retaining evidence of the time and date of transmission). Confirmations of any notices sent by fax shall be sent by mail as provided above.

         (b) Addresses. Notices shall be addressed as follows:

          If to AI:                          Airline Interiors, Inc.
                                             12325 Kerran Street
                                             Poway, CA 92064
                                             Attn:  Donald Rutter
                                             Fax No.: (858) 748-0590

          With a copy to:                    Simula, Inc.
                                             2700 North Central Avenue
                                             Suite 1100
                                             Phoenix, AZ 85004
                                             Attn: Bradley P. Forst, Esq.
                                             Fax No.:  (602) 631-9005

          If to Purchaser:                   Weber Aircraft, Inc.
                                             2000 Weber Drive
                                             Gainesville, Texas 76240
                                             Attn:  Michel Labarre
                                             Fax:  (940) 668-4853

          With copies to:                    Zodiac, S.A.
                                             2, rue Maurice Mallet
                                             92137, Issy-les-Moulineaux Cedex
                                             France
                                             Attn:  Jean-Jacques Jegou
                                             Fax No: (011-331) 41 23 23 62

                                             Hillyer & Irwin
                                             550 West C Street, 16th Floor
                                             San Diego, CA 92101
                                             Attn: William A. Reavey, Esq.
                                             Fax No.: (619) 595-1313

Any party may, from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above. It is agreed that separate notices need not be sent to Simtec. Notices sent to Simula shall be deemed to have been sent to Simtec.

         (c) Effectiveness. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If sent by mail, notices shall be deemed fully delivered and received three (3) business days after the date of the postmark on the certified mail receipt. If sent by commercial overnight delivery service, notices shall be deemed fully delivered and received one (1) business day after the date of deposit with such commercial overnight delivery service. If sent by fax, notices shall be deemed received twenty-four (24) hours after transmission. Notices may not be sent by e-mail. Rejection or other refusal to accept a notice or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice sent. In the event of a postal strike, all notices shall be personally delivered, sent by commercial overnight delivery service, or sent by fax.

     7.7 Headings. The headings of the sections of this Agreement are for the convenience of reference only, and do not form a part hereof, and in no way modify, interpret or construe the meanings of the parties.

     7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one Agreement. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate original counterparts.

     7.9 Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. The failure of any of the parties to this Agreement to require the performance of term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder.

     7.10 Severability. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein. In the event of any inaccuracy or breach of any representation, warranty, covenant or agreement contained in this Agreement, the rights and remedies of the aggrieved party shall not be impaired or limited by reason of the fact that the act, omission, occurrence, or other statement of facts giving rise to such inaccuracy or breach may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or any other agreement between the parties) as to which there is no inaccuracy or breach.

     7.11 Arbitration.

         (a) General. Any controversy, claim, or dispute among the parties hereto arising out of or related to this Agreement or the breach thereto, which cannot be settled amicably by the parties, shall be submitted for binding arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of
Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall determine all questions of fact and law relating to any controversy, claim, or dispute hereunder, including but not limited to whether or not any such controversy, claim, or dispute is subject to the arbitration provisions contained herein.

         (b) Third-Party Controversy. If a controversy, claim, or dispute arises among the parties hereto which is subject to the arbitration provisions hereunder, and there exists or later arises a controversy, claim, or dispute between the parties hereto and any third party, which controversy, claim, or dispute arises out of or relates to the same transaction or series of transactions, said third party controversy, claim, or dispute shall be consolidated with the arbitration proceedings hereunder; provided, however, that any such third party must be a party to an agreement with a party hereto which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein or, if not, must consent to arbitration as provided for hereunder.

         (c) Venue. All arbitration proceedings shall be held in San Diego, California.

         (d) Notices. Notice of the demand for arbitration shall be filed in writing with the other parties to this Agreement and with the American Arbitration Association, it being understood, however, that notices intended for the Selling Parties need only be given to Simula and that separate notices need not be given to AI or Simula.

     7.12 Attorneys' Fees. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process costs, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not. Any such reimbursement shall be included in any judgment or final order or award issued in that proceeding. "Prevailing Party" means the party determined to most nearly prevail and not necessarily the one in whose favor a judgment or award is rendered. Attorneys' fees incurred in enforcing any judgment or award are recoverable as a separate item, and this provision for post-judgment or post-award attorneys' fees shall survive any judgment or award and shall not be deemed merged into any judgment or award.

     7.13 Construction. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate, or any other entity.

     7.14 Authority of Signatories. Each individual signing this Agreement on behalf of a corporation warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of the corporation or in accordance with the bylaws of the corporation, and that this Agreement is binding on the corporation in accordance with its terms.

     7.15 Entire Agreement. This Agreement is one of a series of agreements executed as part of an integrated transaction described in the Asset Purchase Agreement. This Agreement, together with the Asset Purchase Agreement and with all other agreements, assignments and exhibits expressly referred to therein or herein, constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement. All prior agreements, representations, negotiations and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein. To the maximum extent permitted by law, each party expressly waives any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise and/or agreement, if any, not contained or referenced to in this Agreement.

     7.16 Calculation of Business Days. For purposes of this Agreement, the term "business days" shall mean days of the week other than Saturdays, Sundays and legal holidays in the United States.

     7.17 Approvals by Weber. The only persons authorized to grant any approval or consent required of Weber under this Agreement shall be Michel Labarre or such other person(s) to whom he may delegate this responsibility.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Transition Support Agreement to be executed effective as of the date set forth above.


"AI:"                         AIRLINE INTERIORS, INC., an Arizona
                              corporation


                              By: /s/ Bradley P. Forst
                              Printed Name: Bradley P. Forst
                              Its: Secretary




"WEBER:"                      WEBER AIRCRAFT, INC., a Delaware corporation


                              By: /s/ Michael LaBarre
                              Printed Name:  Michael LaBarre
                              Its: President



"SIMTEC:"                     SIMULA TRANSPORTATION EQUIPMENT
                              CORPORATION, an Arizona corporation


                              By: /s/ Bradley P. Forst
                              Printed Name: Bradley P. Forst
                              Its: Secretary


 "SIMULA:"                    SIMULA, INC.,
                              an Arizona corporation


                              By:/s/ James C. Dodd
                              Printed Name: James C. Dodd
                              Its: CFO

                                   EXHIBIT "A"
                        (TO TRANSITION SUPPORT AGREEMENT)

                              SCHEDULE OF SERVICES


     Subject to Weber's financial obligations under Article 4, in addition to any Services listed elsewhere in the Agreement, Selling Parties shall provide the following Services during the Transition Period:

     1. Providing the Temporary Personnel who receive and accept offers of employment from Weber and services reasonably required to operate and maintain the building systems in the Poway Facility, including without limitation telephone and computer systems, facilities management, facilities security, trash removal and other similar services;

     2. During the Transition Period, Selling Parties shall also provide - at no cost or expense to Weber - necessary corporate support for all computer systems used in the Business, including by way of illustration but not limitation: the Man-Fact software program, the Solid Works and

     3. Autocad software programs, subject, however, to Section 4.1(d) above. Such services shall exclude data conversion to Weber's systems, but Simula shall provide reasonable support and advice to Weber's personnel for such process;

     4. Providing such administrative services deemed necessary by Weber to operate the Business and to transfer the Business and the Included Assets to Weber's Facility;

     5. Maintaining customer service support functions as deemed necessary by Weber for customers of the Business;

     6. Providing after sale services to customers of the Business and end users of the Products;

     7. Providing support as reasonably required by Weber to ship the Included Assets to Weber's Facility;

     8. Managing the warehouse where the Included Inventory is stored;

     9. Collecting the accounts receivables included in the Included Assets as directed by Weber;

     10. Providing MIS support services to computer systems in the Poway Facility from Simula's headquarters in Phoenix, AZ, subject to Section 4.1 (d) above; and

     11. Providing accounting support by Terri Harden of Simula in Phoenix, AZ, subject to Section 4.1 (d) above.

                                   EXHIBIT "B"
                        (TO TRANSITION SUPPORT AGREEMENT)


                           SCHEDULE OF INSURANCE COSTS
                             FOR TEMPORARY PERSONNEL


                            AIRLINES INTERIORS, INC.
                          COBRA MONTHLY INSURANCE RATES


                                          Employee Only                  Employee and Family

1.   Health, Life & Ancillary             $  232.73                            $651.82

2.   Vision                               $    8.09                            $ 18.03

3.   Worker's Compensation                $   94.23                              NA

                                  EXHIBIT "C"
                       (To Transition Support Agreement)


INVOICE

------------------------
|POMERADO LEASING NO. 1|
|P.O. BOX 12440        |
|SAN DIEGO, CA 92112   |
------------------------

------------------------                         ----------------------------
|AIRLINE INTERIORS     |                         |INVOICE DATE: JAN 06, 2000|
|ATTN: ACCOUNTS PAYABLE|                         |                          |
|12325 KERRAN ST       |                         |REFERENCE: DECREASE IN CAM|
|POWAY, CA 92064       |                         |            CHARGE        |
------------------------                         ----------------------------

-------------------------------------------------------
|THE FOLLOWING REPRESENTS RENT DUE EFFECTIVE 01/01/00:|
|                                                     |
|CURRENT MONTHLY RENT:                        $55,342.|
|MONTHLY OPERATING EXPENSES:                  $15,120.|
|MONTHLY TENANT IMPROVEMENT CHARGE:           $ 8,954.|
|MONTHLY AMOUNT DUE EFFECTIVE 01/01/00:       $79,416.|
-------------------------------------------------------

-------------------------------------------------------
|REMITTANCE ADVICE:                                   |
|WE DO NOT INVOICE ON A MONTHLY BASIS.                |
|                                                     |
|PLEASE MAKE CHECKS PAYABLE TO:                       |
|POMERADO LEASING NO. 1                               |
|                                                     |
|TOTAL DUE MONTHLY (EFFECTIVE 01/01/00):   $79,416.   |
-------------------------------------------------------